UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

_________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIESTA RESTAURANT GROUP, INC.

(Name of Registrant as Specified in its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2017

Annual Meeting of Shareholders

Notice and Proxy Statement

June 7, 2017
8:00 A.M. (ET)
AKERMAN LLP
666 Fifth Avenue, 20th Floor
New York, New York, 10103

May 1, 2017

Dear Fellow Shareholders,

We are pleased to invite you to attend the annual meeting of shareholders of Fiesta Restaurant Group, Inc. to be held at Akerman LLP, 666 Fifth Avenue, 20th Floor, New York, New York, 10103 on Wednesday, June 7, 2017, at 8:00 A.M. (ET). The formal notice of annual meeting appears on the next page.

Your vote will be especially important at this annual meeting. As you may have heard, certain individuals and funds who purchased shares of Fiesta Restaurant Group in the last twelve months (collectively, the “Dissident Group”) notified us of their intent to nominate three nominees for election as a director at the annual meeting in opposition to the nominees recommended by the board of directors. However, as of April 12, 2017, the Dissident Group has publicly withdrawn one of their nominees and has now indicated their intent to nominate two director nominees for election at the 2017 Annual Meeting in opposition to two of the nominees recommended by the board of directors.

We strongly urge you to read the accompanying proxy statement carefully and vote FOR the nominees proposed by the board of directors, and in accordance with the board’s recommendations on the other proposals, by using the enclosed WHITE proxy card. If you have voted using the proxy card sent to you by the Dissident Group, you can subsequently revoke it by using the WHITE proxy card to vote. Only your latest-dated vote will count — any prior proxy card may be revoked at any time prior to the annual meeting as described in the accompanying proxy statement.

We look forward to greeting personally those shareholders who are able to be present at the meeting. However, regardless of whether you plan to be with us at the meeting, it is important that your voice be heard. Accordingly, we request that you vote on the WHITE proxy card by telephone, by Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

If you have any questions or require any assistance with voting your WHITE proxy card, please contact our proxy solicitation firm MacKenzie Partners, Inc. at:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free: (800) 322-2885
Email: fiesta@mackenziepartners.com

Very truly yours,

Stacey Rauch,	Rich Stockinger
Chairman of the Board of Directors	Chief Executive Officer and President

FIESTA RESTAURANT GROUP, INC.
14800 Landmark Boulevard, Suite 500
Dallas, Texas 75254

To the Shareholders of Fiesta Restaurant Group, Inc.:

You are invited to attend the 2017 Annual Meeting of Shareholders, which we refer to as the “2017 Annual Meeting”, of FIESTA RESTAURANT GROUP, INC., a Delaware corporation, which we refer to as “we”, “us”, “our”, the “Company” and “Fiesta Restaurant Group”, at Akerman LLP, 666 Fifth Avenue, 20th Floor, New York, New York, 10103 on Wednesday, June 7, 2017, at 8:00 A.M. (ET), for the following purposes:

(1)      To elect three directors of the Company as Class II directors to serve for a term of three years and until their successors have been duly elected and qualified;

(2)      To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”;

(3)      To approve the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

(4)      To approve an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors;

(5)      To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year; and

(6)      To consider and act upon such other matters as may properly come before the 2017 Annual Meeting.

Only shareholders of record at the close of business on May 4, 2017, which we refer to as the “record date”, are entitled to receive notice of, and to vote at, the 2017 Annual Meeting, and at any adjournment or postponements thereof. Such shareholders are urged to submit an enclosed WHITE proxy card, even if your shares were sold after such date. If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street-name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your broker or other nominee, by following those instructions, to vote your shares for the enclosed WHITE proxy card. A list of our shareholders as of the close of business on May 4, 2017 will be available for inspection during business hours for ten days prior to the 2017 Annual Meeting at our principal executive offices located at 14800 Landmark Boulevard, Suite 500, Dallas, TX 75254.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the 2017 Annual Meeting. It is important that your voice be heard and your shares be represented at the 2017 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2017 Annual Meeting, we hope that you will read the Proxy Statement and the voting instructions on the enclosed WHITE proxy card. We urge you to vote TODAY by completing, signing and dating the WHITE proxy card and mailing it in the enclosed, postage pre-paid envelope, or vote by telephone or the Internet by following the instructions on the WHITE proxy card. If your shares are not registered in your own name and you would like to attend the 2017 Annual Meeting, please ask the broker, bank or other nominee that holds the shares to provide you with evidence of your record date share ownership.

As you may know, JCP Investment Management, LLC, JCP Investment Partnership, LP, JCP Single-Asset Partnership, LP, JCP Investment Partners, LP, JCP Investment Holdings, LLC, James C. Pappas, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Bradley L. Radoff, Bandera Master Fund L.P., Bandera Partners LLC, Gregory Bylinsky, Jefferson Gramm, Lake Trail Managed Investments LLC, Lake Trail Capital LP, Lake Trail Capital GP LLC, Thomas W. Purcell, Jr., Joshua E. Schechter, John Morlock and Alan Vituli, including each of their affiliates and associates (collectively, the “Dissident Group”), purchased shares of Fiesta Restaurant Group in the last twelve months and notified the Company of their intent to nominate three nominees for election as a director of the Company at the 2017 Annual Meeting in opposition to the nominees recommended by the board of directors. However, as of April 12, 2017, the Dissident Group has publicly withdrawn one of their nominees and has now indicated their intent to nominate two director nominees for election at the 2017 Annual Meeting in opposition to two of the nominees recommended by the board of directors. You may receive proxy solicitation materials from the Dissident Group. The Company is not responsible for the accuracy of any information provided by or relating to the Dissident Group or its nominee contained in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make. The board does NOT endorse the Dissident Group nominees and strongly and unanimously recommends that you NOT sign or return any proxy card sent to you by the Dissident Group. If you have previously voted using a proxy card sent to you by the Dissident Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2017 Annual Meeting as described in the accompanying Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING
FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND
FOR PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU
BY THE DISSIDENT GROUP.

You are cordially invited to attend the 2017 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2017 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street-name”, you must also provide proof of ownership (such as recent brokerage statement). If you are a holder of record and attend the 2017 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street-name” and wish to vote in person, you must provide a “legal proxy” from your bank or broker.

Please note that, even if you plan to attend the 2017 Annual Meeting, we recommend that you vote using the enclosed WHITE proxy card prior to the 2017 Annual Meeting to ensure that your shares will be represented.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Fiesta Restaurant Group.

Very truly yours,

By order of the Board of Directors,

JOSEPH A. ZIRKMAN,
Senior Vice President, General Counsel & Secretary

Dallas, Texas

May 1, 2017

IMPORTANT

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2017 ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2017 ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES.

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free: (800) 322-2885
Email: fiesta@mackenziepartners.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON JUNE 7, 2017: THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR-ENDED JANUARY 1, 2017 ARE AVAILABLE FREE OF CHARGE ON OUR WEBSITE AT WWW.FRGI.COM.

The Notice of Annual Meeting of Shareholders and the attached Proxy Statement are first being made available to shareholders on or about May 1, 2017.

FIESTA RESTAURANT GROUP, INC.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING	1
ANNUAL MEETING PROCEDURES	6
OTHER INFORMATION	10
FORWARD-LOOKING STATEMENTS	11
BACKGROUND OF THE SOLICITATION	12
PROPOSAL 1
ELECTION OF DIRECTORS	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	32
EXECUTIVE COMPENSATION	33
REPORT OF THE COMPENSATION COMMITTEE	42
SUMMARY COMPENSATION TABLE	43
GRANTS OF PLAN-BASED AWARDS	48
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	49
OPTIONS EXERCISED AND STOCK VESTED	50
NONQUALIFIED DEFERRED COMPENSATION	51
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-OF-CONTROL	51
DIRECTOR COMPENSATION	57
PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”	59
PROPOSAL 3
APPROVAL OF THE FIESTA RESTAURANT GROUP, INC. 2012 STOCK INCENTIVE PLAN, AS AMENDED, FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED	60
PROPOSAL 4
APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTING STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS	70
PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION	A-1
FIESTA RESTAURANT GROUP, INC. 2012 STOCK INCENTIVE PLAN, AS AMENDED	B-1
AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION	C-1

i

FIESTA RESTAURANT GROUP, INC.
14800 Landmark Boulevard, Suite 500
Dallas, Texas 75254

_________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
June 7, 2017

_________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of FIESTA RESTAURANT GROUP, INC., a Delaware corporation, to be used at the Annual Meeting of Shareholders, which we refer to as the “meeting”, of the Company which will be held at Akerman LLP, 666 Fifth Avenue, 20th Floor, New York, New York, 10103 on Wednesday, June 7, 2017, at 8:00 A.M. (ET), and at any adjournment or adjournments thereof. Only shareholders of record at the close of business on May 4, 2017, which we refer to as the “record date”, will be entitled to vote at the 2017 Annual Meeting. This Proxy Statement, the enclosed WHITE proxy card, and the Annual Report on Form 10-K for the fiscal year ended January 1, 2017 are first being mailed to shareholders on or about May 1, 2017.

Holders of our common stock at the close of business on May 4, 2017 will be entitled to vote at the 2017 Annual Meeting. As of April 27, 2017, 27,063,570 shares of our common stock, $0.01 par value per share, were outstanding and each entitled to one vote. Shareholders are entitled to one vote for each share of common stock held. A majority, or 13,531,786, of these shares, present in person or represented by proxy at the 2017 Annual Meeting, will constitute a quorum for the transaction of business.

The Notice of Annual Meeting of Shareholders, this Proxy Statement, the enclosed WHITE proxy card and the Annual Report on Form 10-K for the Company’s fiscal year-ended January 1, 2017 are also available at www.frgi.com.

All references in this Proxy Statement to “Fiesta Restaurant Group”, the “Company”, “we”, “us” and “our” refer to Fiesta Restaurant Group, Inc. References to the “board of directors” or “board” refer to the board of directors of Fiesta Restaurant Group.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING

Why am I receiving this Proxy Statement?

At the 2017 Annual Meeting, the Company asks you to vote on six proposals:

Proposal 1: to elect three directors of the Company, each to hold office for a three-year term and until his successor has been duly elected and qualified;

Proposal 2: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”;

Proposal 3: to approve the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

Proposal 4: to approve an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors;

Proposal 5: to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year; and

Proposal 6: to consider and act upon such other matters as may properly come before the 2017 Annual Meeting.

The board may also ask you to participate in the transaction of any other business that is properly be brought before the 2017 Annual Meeting in accordance with the provisions of our Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”).

You are receiving this Proxy Statement as a shareholder of the Company. May 4, 2017 is the record date for purposes of determining the shareholders entitled to receive notice of and vote at the 2017 Annual Meeting. As further described below, we request that you promptly use the enclosed WHITE proxy card to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING
FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND
FOR PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU
BY THE DISSIDENT GROUP, EVEN AS A PROTEST VOTE AS ONLY YOUR LATEST DATE PROXY CARD WILL BE COUNTED.

When will the 2017 Annual Meeting be held?

The 2017 Annual Meeting is scheduled to be held at 8:00 A.M. (ET), on Wednesday, June 7, 2017, at Akerman LLP, 666 Fifth Avenue, 20th Floor, New York, New York, 10103.

Who is soliciting my vote?

In this Proxy Statement, the board is soliciting your vote.

How does the board recommend that I vote?

The board unanimously recommends that you vote by proxy using the WHITE proxy card with respect to the proposals, as follows:

•         FOR the election of all three board nominees set forth on the WHITE proxy card;

•         FOR on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation”;

•         FOR the approval of the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, which we refer to as the “Plan” for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”;

•         FOR the approval of an amendment to our Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors; and

•         FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year.

Why is the board recommending FOR Proposals 1, 2, 3, 4 and 5?

We describe all proposals and the board’s reasons for supporting Proposals 1, 2, 3, 4 and 5 in detail beginning at page 16 of this Proxy Statement.

Who can vote?

Holders of our common stock at the close of business on May 4, 2017, the record date, may vote at the 2017 Annual Meeting.

As of April 27, 2017, there were 27,063,570 shares of our common stock outstanding, each entitled to one vote.

How do I vote if I am a record holder?

You can vote by attending the 2017 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

•         By Internet: You may vote by submitting a proxy over the Internet. Please refer to the WHITE proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•         By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the WHITE proxy card or voting instruction form and following the instructions.

•         By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the WHITE proxy card in the postage-paid envelope.

•         In Person at the 2017 Annual Meeting: If you attend the 2017 Annual Meeting, you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2017 Annual Meeting. You are encouraged to complete, sign and date the WHITE proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2017 Annual Meeting.

How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a bank or broker), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to any proposal, as we do not believe any of the proposals qualify for discretionary voting treatment by a broker. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Shareholders are entitled to one vote per proposal for each share of common stock held.

How will my shares of common stock be voted?

The shares of common stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2017 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of the three named director nominees as Class II directors set forth on the WHITE proxy card (Proposal 1); FOR, on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation,” (Proposal 2); FOR the approval of the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, (Proposal 3); FOR the approval of an amendment to our Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors (Proposal 4); and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year (Proposal 5).

What vote is required with respect to the proposals?

Proposal 1, regarding the election of three directors to our board, will require approval of a plurality of the votes cast, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the three director nominees receiving the most “for” votes at the 2017 Annual Meeting will be elected. The enclosed WHITE proxy card enables a shareholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the board.

Proposals 2, 3, 5, and 6 will be decided by the affirmative vote of a majority of the votes cast. The enclosed WHITE proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals. Each of Proposals 2, 3, 5, and 6 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” such given proposal.

Proposal 4 will be decided by the affirmative vote of 66 2/3% of the outstanding shares of our common stock.

What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2017 Annual Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors. Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2017 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. We do not anticipate any of the proposals presented at the 2017 Annual Meeting will allow nominees to exercise discretionary voting power.

What happens if proposal 4, which would implement majority voting, receives a majority of the votes cast but not a vote of 66 2/3% of the outstanding shares of our common stock?

Our Restated Certificate of Incorporation contains provisions which incorporate the plurality voting standard. In order to implement majority voting, an amendment to the Restated Certificate of Incorporation is required and such amendment requires the vote of 66 2/3% of the outstanding shares of our common stock. If this threshold is not met, then the amendment to the Restated Certificate of Incorporation will not be adopted. However, if the proposal receives the support of a majority of the votes cast but less than 66 2/3% of the outstanding shares of our common stock, then the board will adopt a policy whereby, if a director nominee is elected but receives more votes withholding support than votes FOR, the director must offer his or her resignation, to the board.

If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the enclosed WHITE proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR Proposals 1, 2, 3, 4 and 5. Only your latest dated proxy will count at the 2017 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our common stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2017 Annual Meeting and vote in person.

If your shares of common stock are held in “street name,” that is, held for your account by a broker, bank or other nominee, and you do not instruct your broker or other nominee how to vote your shares, then, because all of the proposals are “non-routine matters,” your broker or other nominee would not have discretionary authority to vote your shares on the proposals. If your shares of our common stock are held in “street name,” your broker, bank or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your broker or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

Please return your proxy card or voting instruction form to your broker or other nominee by proxy, simply sign, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. Please contact the person responsible for your account to ensure that a proxy card or voting instruction form is voted on your behalf.

We strongly urge you to vote by proxy FOR Proposals 1, 2, 3, 4 and 5 by signing, dating and returning the enclosed WHITE proxy card today in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your broker or other nominee and provide specific instructions to your broker or other nominee to vote as described above.

What constitutes a quorum?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2017 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2017 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Has the Company received notice from one or more shareholders that they are intending to nominate director candidates at the 2017 Annual Meeting?

Yes. The Dissident Group has indicated that it beneficially owns an aggregate of 2,272,162 shares of our common stock (representing approximately 8.4% of our outstanding common stock), and has delivered notice to the Company of its intention to nominate three director candidates for election to the board at the 2017 Annual Meeting to serve a three-year term until their successors are elected and qualified. However, as of April 12, 2017, the Dissident Group has publicly withdrawn one of their nominees and has now indicated their intent to nominate two director nominees for election at the 2017 Annual Meeting in opposition to two of the nominees recommended by the board of directors.

Whom should I call if I have questions about the 2017 Annual Meeting?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free: (800) 322-2885
Email: fiesta@mackenziepartners.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON JUNE 7, 2017: THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR-ENDED JANUARY 1, 2017 ARE AVAILABLE FREE OF CHARGE ON OUR WEBSITE AT WWW.FRGI.COM.

ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only Fiesta Restaurant Group shareholders or their duly authorized and constituted proxies may attend the 2017 Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the 2017 Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the 2017 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on May 4, 2017, the record date, to be admitted to the 2017 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your broker, bank or other nominee.

After the chairman of the meeting opens the 2017 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2017 Annual Meeting, the use of mobile phones during the 2017 Annual Meeting is also prohibited. All persons attending the 2017 Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2017 Annual Meeting.

Who Can Vote, Outstanding Shares

Holders of record of our common stock at the close of business on May 4, 2017 may vote at the 2017 Annual Meeting. As of April 27, 2017, we had 27,063,570 shares of our common stock outstanding and each entitled to one vote. A majority, or 13,531,786, of these shares, present in person or represented by proxy at this meeting, will constitute a quorum for the transaction of business.

Voting Procedures

You can vote by attending the 2017 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

•         By Internet: You may vote by submitting a proxy over the Internet. Please refer to the WHITE proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•         By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on your proxy card or voting instruction form and following the instructions.

•         By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the WHITE proxy card in the postage-paid envelope.

•         In Person at the 2017 Annual Meeting: If you attend the 2017 Annual Meeting, you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2017 Annual Meeting. You are encouraged to complete, sign and date the WHITE proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2017 Annual Meeting.

If you hold your shares of common stock in “street name,” meaning such shares are held for your account by a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

Proxy Solicitation of the Dissident Group

The Dissident Group has notified the Company of its intention to nominate three candidates for election as a director at the 2017 Annual Meeting in opposition to the current directors who have been nominated by the board. However, as of April 12, 2017, the Dissident Group has publicly withdrawn one of their nominees and has now indicated their intent to nominate two director nominees for election at the 2017 Annual Meeting in opposition to two of the nominees recommended by the board of directors. You may receive proxy solicitation materials from the Dissident Group. The Company is not responsible for the accuracy of any information provided by or relating to the Dissident Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make. The board does NOT endorse the Dissident Group nominees and strongly recommends that you NOT sign or return any proxy card sent to you by the Dissident Group. If you have previously voted using a proxy card sent to you by the Dissident Group, you can subsequently revoke that vote by following the instructions on the WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the enclosed WHITE proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2017 Annual Meeting as described in the accompanying Proxy Statement.

Proxy Card

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the 2017 Annual Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of the three director nominees of the board set forth on the WHITE proxy card (Proposal 1); FOR, on an advisory basis, the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in the Proxy Statement under “Executive Compensation,” (Proposal 2); FOR the approval of the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, (Proposal 3); FOR the approval of an amendment to our Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors (Proposal 4); and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2017 fiscal year (Proposal 5).

The board is not aware of any matters that are expected to come before the 2017 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the 2017 Annual Meeting upon which a vote may be properly taken, shares represented by all WHITE proxy cards received by the board will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed proxy card.

Record Date

Only holders of record of common stock at the close of business on May 4, 2017 will be entitled to notice of and to vote at the 2017 Annual Meeting.

Quorum

A majority of the outstanding shares of common stock, present in person or represented by proxy at the 2017 Annual Meeting, will constitute a quorum for the transaction of business. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2017 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Required Vote

As a holder of our common stock, you are entitled to one vote per share on any matter submitted to a vote of the shareholders, subject to rights shareholders may have to cumulate votes for Proposal 1, as described below.

Our Restated Certificate of Incorporation and Bylaws require that directors are elected by a plurality of the votes cast. Proposal 1, regarding the election of three directors to our board, therefore will require approval of a plurality of the votes cast, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the three director nominees receiving the most “for” votes at the 2017 Annual Meeting will be elected.

The enclosed WHITE proxy card enables a shareholder to vote “FOR” or “WITHHOLD” from voting as to each director nominated by the board. If you vote “withhold” for any director nominee, as opposed to voting “FOR” any such director nominee, your shares voted as such will be counted for purposes of establishing a quorum, but will not be considered to have been voted FOR the director nominee and as such will have no effect the outcome of the vote on Proposal 1. Abstentions and broker non-votes will not constitute votes cast or votes withheld on Proposal 1 and will accordingly have no effect on the outcome of the vote on Proposal 1.

PLEASE SUPPORT THE BOARD’S NOMINEES BY VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 USING THE ENCLOSED WHITE PROXY CARD. DO NOT COMPLETE OR RETURN A PROXY CARD FROM THE DISSIDENT GROUP, EVEN IF YOU VOTE “WITHHOLD” ON THEIR DIRECTOR NOMINEES. DOING SO MAY CANCEL ANY PREVIOUS VOTE YOU CAST ON THE COMPANY’S WHITE PROXY CARD

Approval of Proposals 2, 3, 5, and 6 requires the affirmative vote of a majority of the votes cast. The enclosed WHITE proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals. Each of Proposals 2, 3, 5, and 6 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” such given proposal.

Approval of Proposal 4 requires the affirmative vote of 66⅔% of the outstanding shares of our common stock.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING
FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 AND
FOR PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU
BY THE DISSIDENT GROUP.

Abstentions and Broker Non-Votes

If you are a beneficial owner holding your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of common stock will not be voted with respect to any proposal for which the shareholder of record does not have “discretionary” authority to vote. You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”). Broker “non-votes” are not counted in the tabulations of the votes cast or present at the meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals.

Because the Dissident Group has initiated a proxy contest, to the extent that the Dissident Group provides a proxy card or voting instruction form to shareholders in street name, none of proposals in this Proxy Statement will be discretionary. We encourage you to provide voting instructions on a WHITE proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Revocability of Proxy

A shareholder of record who has properly executed and delivered a proxy may revoke such proxy at any time before the 2017 Annual Meeting in any of the four following ways:

•         timely complete and return a new proxy card bearing a later date;

•         vote on a later date by using the Internet or telephone;

•         deliver a written notice to our Secretary prior to the 2017 Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

•         attend the 2017 Annual Meeting and vote in person.

If you have previously submitted a proxy card sent to you by the Dissident Group, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage pre-paid envelope, or by voting by telephone or via the Internet by following the instructions on the WHITE proxy card. Submitting a proxy card sent to you by the Dissident Group will revoke votes you have previously made via the Company’s WHITE proxy card.

If your shares are held of record by a bank, broker, trustee or other nominee other nominee and you desire to vote at the 2017 Annual Meeting, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.

Appraisal Rights

Holders of shares of common stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Shareholder List

A list of our shareholders as of the close of business on May 4, 2017 will be available for inspection during business hours for ten days prior to the 2017 Annual Meeting at our principal executive offices located at 14800 Landmark Boulevard, Suite 500, Dallas, TX 75254.

Communications with the Board

Any shareholder or other interested party who desires to communicate with the chair of our board of directors or any of the other members of the board of directors may do so by writing to: Board of Directors, c/o Stacey Rauch, Chair of the Board of Directors, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254 or by email at frgiboard@frgi.com. Communications may be addressed to the Chair of the board, an individual director, a board committee, the non-management directors, or the full board. Communications will then be distributed to the appropriate directors unless the Chair determines that the information submitted constitutes “spam,” offensive or inappropriate material, and/or communications offering to buy or sell products or services.

Other Matters

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free: (800) 322-2885
Email: fiesta@mackenziepartners.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON JUNE 7, 2017: THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR-ENDED JANUARY 1, 2017 ARE AVAILABLE FREE OF CHARGE ON OUR WEBSITE AT WWW.FRGI.COM.

OTHER INFORMATION

Participants in the Solicitation

Under applicable regulations of the SEC, each of our directors and certain of our executive officers and other employees are “participants” in this proxy solicitation. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Proposal 1 — Election of Directors” for information about our directors and executive officers. Additional information relating to our directors and director nominees as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Costs of Solicitation

We are required by law to convene an annual meeting of shareholders at which directors are elected. Because our shares are widely held, it would be impractical for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our shareholders. United States federal securities laws require us to send you this Proxy Statement, and any amendments and supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the 2017 Annual Meeting and the solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the board, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by the Dissident Group, we may incur additional costs in connection with our solicitation of proxies. The Company has retained MacKenzie Partners, Inc. to solicit proxies. Under our agreement with MacKenzie Partners, Inc., MacKenzie Partners, Inc. will receive a fee of up to $650,000 plus the reimbursement of reasonable expenses. MacKenzie Partners, Inc. expects that approximately 25 of its employees will assist in the solicitation. MacKenzie Partners, Inc. will solicit proxies by mail, telephone, facsimile or email. Our aggregate expenses, including those of MacKenzie Partners, Inc., related to our solicitation of proxies, excluding salaries and wages of our regular employees, are expected to be approximately $950,000, of which approximately $550,000 has been incurred as of the date of this Proxy Statement.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements, plans or amendments (including those related to profit sharing and stock-based compensation), company policies, corporate governance practices, documents or amendments (including charter or bylaw amendments, shareholder rights plans or similar arrangements) as well as capital and corporate structure (including major shareholders, board structure and board composition), are forward-looking statements. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “target,” “future,” “potential,” “estimate,” “anticipate,” “to be,” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) increases in food and other commodity costs, (ii) risks associated with the expansion of our business, including increasing construction costs, (iii) risks associated with food borne illness or other food safety issues, including negative publicity through traditional and social media, (iv) our ability to manage our growth and successfully implement our business strategy, (v) labor and employment benefit costs, including the impact of increases in federal and state minimum wages, increases in exempt status salary levels and healthcare costs imposed by the Affordable Care Act, (vi) cyber security breaches, (vii) general economic conditions, particularly in the retail sector, (viii) competitive conditions, (ix) weather conditions, (x) significant disruptions in service or supply by any of our suppliers or distributors, (xi) increases in employee injury and general liability claims, (xii) changes in consumer perception of dietary health and food safety, (xiii) regulatory factors, (xiv) fuel prices, (xv) the outcome of pending or future legal claims or proceedings, (xvi) environmental conditions and regulations, (xvii) our borrowing costs; (xviii) the availability and terms of necessary or desirable financing or refinancing and other related risks and uncertainties, (xix) the risk of an act of terrorism or escalation of any insurrection or armed conflict involving the United States or any other national or international calamity, (xx) factors that affect the restaurant industry generally, including product recalls, liability if our products cause injury, ingredient disclosure and labeling laws and regulations and (xxi) other risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC including, without limitation, most recently the Company’s Annual Report on Form 10-K for the year ended January 1, 2017, under the heading Item 1A — “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this Proxy Statement is specifically qualified in its entirety by the aforementioned factors. You are hereby advised to carefully read this Proxy Statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.

BACKGROUND TO THE SOLICITATION

On February 24, 2016, the Company announced its intent to pursue a tax-efficient spin-off of Taco Cabana, subject to board and regulatory approval, to be effected in late 2017 or in 2018. The Company further indicated that a more detailed separation plan, including the transaction structure, timing, composition of senior management, and capital structure, would be disclosed as the Company’s plans evolved.

Poor restaurant industry market conditions that developed in late 2015 further worsened throughout the first half of 2016, dramatically accelerating a downturn in our business. As the board evaluated what impact the deteriorating market dynamics would have on the potential spin-off and the emerging market development plan, it also began discussions with our then Chief Executive Officer and President on his potential retirement. These discussions, along with shareholder engagement and further evaluation of the Company’s operating performance, continued over the next several months.

On August 9, 2016, at the request of James Pappas and as part of our ongoing shareholder engagement efforts, members of the Company’s management team spoke to Mr. Pappas and other members of the yet-to-be-formed Dissident Group by telephone and discussed a range of topics relating to the Company’s business.

On August 25, 2016, the Company issued a press release announcing that then Chief Executive Officer and President Timothy Taft would retire at the end of 2016, and that the board had appointed a Special Committee to search for a new Chief Executive Officer and President and to consider the composition of the board. The committee consisted of Stacey Rauch (who served as chair), Stephen Elker and Barry Alperin. The Company also announced its intent to formally review the Company’s strategic plan, including the previously announced spin-off of Taco Cabana and the Company’s emerging market development plan, in light of new market dynamics and recent operating performance.

On August 26, 2016, Mr. Pappas informed the Company that the Dissident Group was approaching 5% ownership of the Company’s outstanding common stock and requested another meeting with management of the Company.

On September 7, 2016, members of the Company’s management team met with Mr. Pappas, who indicated that the Dissident Group intended to continue accumulating shares of the Company’s common stock.

On September 19, 2016, the Dissident Group filed a Schedule 13D with the SEC, disclosing aggregate beneficial ownership of approximately 6.2% of the outstanding shares of the Company’s common stock and indicating its intent to engage in discussions with the board and management regarding the Company’s capital allocation, corporate governance, operations and other strategic plans.

On September 22, 2016, director Nicholas Daraviras and Mr. Pappas spoke by telephone to discuss scheduling a call with Mr. Pappas and additional members of the board.

On September 27, 2016, the Company issued a press release providing an update on the board composition, management transition and strategic plan review previously announced in August. The press release announced (i) the appointment of Danny Meisenheimer, then Chief Operating Officer of Pollo Tropical, as interim Chief Executive Officer and President, (ii) the commencement of a search for a seasoned restaurant executive to fill the Chief Executive Officer and President position permanently and for additional non-executive director candidates with extensive restaurant industry experience and (iii) the retention of Heidrick & Struggles – a leading global executive search firm — to assist with both the executive and director searches. Additionally, the Company announced that it would not proceed with the spin-off of Taco Cabana and would suspend the development of additional Pollo Tropical Restaurants in Texas.

On September 29, 2016, Mr. Daraviras and other members of the board, and Mr. Pappas and Mr. Radley L. Radoff, spoke by telephone regarding a potential settlement proposal.

On September 30, 2016, the Dissident Group delivered a term sheet outlining a settlement proposal (the “Dissident Settlement Proposal”) between the Dissident Group and the Company. The terms of the Dissident Settlement Proposal included, among other terms, (i) the immediate appointment of James C. Pappas and an additional director candidate to-be-identified by the Dissident Group to the board, (ii) the inclusion of a proposal to declassify the board in the agenda for the 2017 Annual Meeting, (iii) the creation of a Special Committee of the board to review strategic alternatives, with Mr. Pappas as member, (iv) the addition of Mr. Pappas to the CEO search committee of the Company, (v) a limited standstill covering the 2017 Annual Meeting and (iv) expense reimbursement for the Dissident Group.

On October 7, 2016, Mr. Pappas contacted Mr. Daraviras by email inquiring about the status of the Company’s response to the Dissident Settlement Proposal and setting a deadline of October 14, 2016 for the Dissident Group to receive a response by the Company before moving forward with a proxy contest.

On October 14, 2016, the board delivered a letter to JCP Investment Partnership, LP (“JCP Partnership”) indicating that the board had reviewed the Dissident Settlement Proposal and determined that entering into settlement negotiations was inappropriate at that time, but that the board and management remained open to constructive dialogue with the Dissident Group. In the letter, the board also invited the Dissident Group to submit names and resumes of director candidates that are qualified for the Corporate Governance and Nominating Committee (the “CG&N Committee”) to consider for appointment to the board as part of the Company’s ongoing review of board composition previously announced in August. The correspondence between the Company and the Dissident Group was disclosed by the Dissident Group in an amended Schedule 13D filed by the Dissident Group on October 18, 2016.

On October 17, 2016, the board appointed a Special Committee to evaluate potential strategic alternatives available to the Company, including a possible sale of the Company. The Special Committee consisted of Mr. Elker (who served as Chair), Ms. Rauch and Jack A. Smith and it retained separate financial and legal advisors to assist it in this evaluation.

On October 24, 2016, the Company announced that, in connection with a thorough strategic review of the Company’s ongoing operations, previously announced in August, and the economic environment impacting the restaurant industry, the Company was closing 10 Pollo Tropical restaurants, up to three of which would be rebranded as Taco Cabana restaurants in certain Texas locations.

On December 12, 2016, and December 13, 2016, Mr. Daraviras and Mr. Pappas corresponded by email to discuss scheduling a call with Mr. Pappas and additional members of the board.

On December 20, 2016, members of the board spoke with Joshua E. Schechter and Mr. Pappas by telephone regarding the Dissident Group’s demands. During this call, Mr. Schechter spoke at length in support of the appointment of Mr. Pappas to the board. No other potential nominees of the Dissident Group were discussed or put forward.

Throughout December 2016 and January 2017 the board continued to pursue the initiatives previously announced in August to (i) consider strategic options for the company, (ii) hire an experienced Chief Executive Officer and President, and (iii) identify and appoint an additional industry leader to the board.

On January 26, 2017, JCP Partnership delivered a letter (the “Nomination Notice”) to Joseph A. Zirkman, Senior Vice President, General Counsel and Secretary of the Company. The letter was a formal notice of intent to nominate John B. Morlock, James C. Pappas and Joshua E. Schechter as candidates for election to the board as Class II directors at the 2017 Annual Meeting. The Nomination Notice disclosed that the Dissident Group beneficially owned approximately 7.1% of the outstanding shares of the Company’s common stock. The Dissident Group disclosed the nominations in a press release on January 30, 2017 and filed an amended Schedule 13D on the same day, disclosing both the nominations and its increased ownership of the Company’s common stock.

On January 30, 2017, the Company issued a press release stating that it would review the Nomination Notice and present its recommendations to the Company’s shareholders in its proxy statement for the 2017 Annual Meeting.

On February 14, 2017, Mr. Pappas, on behalf of JCP Partnership, delivered a letter (the “JCP Demand Letter”) to the Company demanding an inspection pursuant to applicable Delaware law of the Company’s shareholder lists and certain other books and records.

On February 21, 2017, the Company’s outside legal counsel, Vinson & Elkins, L.L.P., delivered a letter to JCP Partnership in response to the JCP Demand Letter. The letter stated that the Company was prepared to make available information to which a shareholder is entitled under applicable Delaware law, subject to customary conditions which JCP Partnership subsequently fulfilled.

On February 22, 2017, upon the recommendation of the Special Committee formed in August 2016 and tasked with conducting a review of the board’s composition and of the Corporate Governance and Nomination Committee, the board met and voted unanimously to appoint Paul E. Twohig, a restaurant industry veteran, as a Class I member of the board effective February 28, 2017.

Between February 24, 2017 and March 3, 2017, members of management and the board engaged in several conversations with members of the Dissident Group regarding a potential settlement of the proxy contest.

On February 27, 2017, the Company issued a press release providing an update on the board composition, management transition and strategic plan review previously announced in August. The press release announced the appointment of (i) Richard C. Stockinger, an accomplished industry executive, as Chief Executive Officer and President of the Company; (ii) Danny Meisenheimer, the former Interim Chief Executive Officer and President of the Company, as Senior Vice President, Chief Operating Officer of the Company; (iii) Paul E. Twohig as a Class I member of the board; and (iv) Stacey Rauch, a current member of the board, as Chairman of the board of directors, in each case effective as of February 28, 2017. The board also provided a strategic update which included the suspension of the review of strategic alternatives, in which no potential counterparty presented a final proposal to acquire the Company, and the Company’s intent to pursue a refocused growth strategy going forward.

On February 28, 2017, the Dissident Group filed an amended Schedule 13D with the SEC, disclosing aggregate beneficial ownership of approximately 8.5% of the outstanding shares of the Company’s common stock.

On March 5, 2017, the board met to discuss potential settlement of the proxy contest with the Dissident Group.

On March 6, 2017, Mr. Zirkman and Mr. Daraviras spoke to Mr. Pappas by telephone to indicate that the board was prepared to interview Mr. Pappas and Mr. Morlock as potential nominees to the board in order to thoroughly evaluate their qualifications. Mr. Zirkman and Mr. Daraviras further expressed that, at that time, the board could not commit to adding any specific number of directors or to removing any existing directors from the board in connection with a settlement of the proxy contest.

On March 12, 2017 and March 15, 2017, members of the board (along with certain members of management) met with Mr. Morlock and Mr. Pappas to interview them as candidates for the board.

On March 19, 2017, the board met by telephone to discuss the status of negotiations with the Dissident Group and initial interviews with Mr. Morlock and Mr. Pappas. The board agreed to consider appointing Mr. Pappas to the board as part of a settlement proposal to the Dissident Group.

On March 20, 2017, Jamba, Inc. (“Jamba”) filed a Form 12b-25 with the SEC disclosing that it would be delayed in filing its Annual Report on Form 10-K for 2016 because Jamba had not yet completed its financial statements, which prevented Jamba’s accounting firm from completing its audit of the Company’s financial statements and assessment of the Company’s internal control over financial reporting. Mr. Pappas is a director of Jamba and a member of Jamba’s audit committee. On March 24, 2017, Jamba filed a Form 8-K announcing that it had received a letter from the Nasdaq Stock Market LLC (“NASDAQ”) indicating that Jamba is not in compliance with NASDAQ’s requirements for continued listing because the Company had delayed in filing its Form 10-K.

From March 20, 2017 to March 27, 2017, Mr. Daraviras engaged in conversations by telephone with Mr. Pappas regarding a potential settlement of the proxy contest by an agreement to appoint Mr. Pappas to the board. In the conversations with Mr. Pappas, Mr. Daraviras advised Mr. Pappas that the board was willing to appoint Mr. Pappas to the board and to the CG&N Committee and would agree to make a public statement that the board was willing to consider adding an additional industry expert to the board at a later date.

On March 27, 2017, Mr. Daraviras and Mr. Pappas had an additional discussion regarding the appointment of an additional independent director, and the Dissident Group’s new request that the Board remove an existing director. Mr. Pappas asked if Mr. Daraviras would speak to Mr. Schechter in order to convey the Company’s position. Later that date, Mr. Daraviras spoke to Mr. Schechter by telephone on the same subject. At the end of the discussion, Mr. Daraviras asked for the appropriate contact person for the Dissident Group regarding the potential settlement, and Mr. Schechter advised that the board should contact Mr. Pappas. Following that discussion, Mr. Daraviras called Mr. Pappas and left a voice mail message which was never returned. Neither Mr. Pappas nor Mr. Schechter has followed up with Mr. Daraviras to continue conversations since March 27.

On April 6, 2017 and April 10, 2017, nearly two weeks after the board’s last effort to continue settlement discussions with Mr. Pappas, Thomas Purcell, another member of the Dissident Group, contacted Mr. Daraviras to engage in another round of settlement discussions. Mr. Purcell and Mr. Daraviras spoke a number of times by telephone over the course of two days to discuss a potential settlement of the proxy contest. Mr. Daraviras advised Mr. Purcell that as the Company had recently added Paul E. Twohig, an industry expert, to the board, the board did not consider it prudent to commit to adding Mr. Pappas plus an additional candidate to the board at that time. Mr. Purcell advised Mr. Daraviras that the Dissident Group remained committed to requiring the appointment of an additional industry expert to the board, possibly in conjunction with the removal of one of the Company’s current directors, and that the appointment of the proposed new industry expert to the board would require their approval. Mr. Daraviras also requested additional information on how the delayed filing disclosed by Jamba would impact Mr. Pappas’s fitness as a nominee for the Company’s board. As of the date of the publication of the document, Mr. Pappas has not provided the Company with sufficient assurances that these circumstances are not pertinent to the Company’s considerations of Mr. Pappas’s candidacy as a director of the Company.

On April 11, 2017, Mr. Purcell and Mr. Daraviras continued their discussion regarding potential settlement. Mr. Daraviras advised Mr. Purcell that the Company was prepared to agree to add (i) Mr. Pappas to the board, and appoint him to serve on the CG&N Committee (ii) an additional board member with restaurant experience within the next 12 months. In return, the Dissidents Group would agree to a two-year standstill with respect to any proxy contest in connection with election of the Company’s directors. Mr. Daraviras indicated the Company would consider payment of a portion of the Dissident Group’s legal fees and further requested an accounting of any such reimbursement request. Mr. Daraviras also requested an update on the status of a response from Mr. Pappas on the questions related to the Jamba disclosures. Mr. Purcell responded later that day that the remainder of the Dissident Group would require that the proposed new independent director must be approved unanimously by the CG&N Committee or by a majority of the CG&N Committee (provided Mr. Pappas was in the majority), rather than by a simple majority of the CG&N Committee on which the Company offered Mr. Pappas membership, and that they were unwilling to enter into a two-year standstill.

On April 12, 2017, the Dissident Group delivered an open letter to the Chairman of the Company’s board of directors, rejecting the Company’s proposal that was discussed on April 11, 2017 and indicating its intent to withdraw the nomination of Mr. Schechter.

On April 13, 2017, the Company filed the preliminary version of this Proxy Statement with the SEC.

On April 14, 2017, the Dissident Group filed the preliminary version of its proxy statement with the SEC.

On April 24, 2017, the Company filed an amended preliminary version of this Proxy Statement with the SEC and issued a press release announcing an overview and initial steps of its strategic renewal plan to drive long-term value creation.

On April 24, 2017, the Dissident Group filed  an amended preliminary version of its proxy statement with the SEC.

On April 25, 2017, the Dissident Group issued a press release commenting on the Company’s strategic renewal plan.

On May 1, 2017, the Company filed the definitive version of this Proxy Statement with the SEC.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms as described below.

The terms of office of our Class I, Class II, and Class III directors are:

•         Class I directors, whose term will expire at the 2019 Annual Meeting of Shareholders and when their successors are duly elected and qualified;

•         Class II directors, whose term will expire at this 2017 Annual Meeting and when their successors are duly elected and qualified; and

•         Class III directors whose term will expire at the 2018 Annual Meeting of Shareholders and when their successors are duly elected and qualified.

Our Class I directors are Stacey Rauch, Paul E. Twohig and Nicholas P. Shepherd; our Class II directors are Brian P. Friedman, Stephen P. Elker and Barry J. Alperin; and our Class III directors are Nicholas Daraviras, Jack A. Smith and Richard C. Stockinger.

Three directors will be elected at the 2017 Annual Meeting as Class II directors of the Company for a term of three years expiring at the Annual Meeting of Shareholders to be held in 2020 and until their successors shall have been elected and qualified. The election of directors requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the 2017 Annual Meeting. Each proxy received will be voted FOR the election of the three directors named below unless otherwise specified in the proxy. At this time, our board of directors knows of no reason why the Company’s three nominees would be unable to serve. There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance and Nominating Committee has reviewed the qualifications of the three Class II director nominees and has recommended the election of the three directors recommended by the board.

Director Nominees’ Principal Occupations, Business Experience, Qualifications and Directorships

Name of Nominee	Committee Membership	Principal Occupation	Age	Director Since
Barry J. Alperin	Audit, Corporate Governance and Nominating, Finance (Chair)	Director of Fiesta Restaurant Group	76	2012
Stephen P. Elker	Audit (Chair), Corporate Governance and Nominating	Director of Fiesta Restaurant Group	65	2012
Brian P. Friedman	Compensation, Corporate Governance and Nominating	President and a director of Leucadia National Corporation; Director of Fiesta Restaurant Group	61	2011

Barry J. Alperin Director since 2012 Age: 76

Having served as both an executive within the retail industry and an attorney, Mr. Alperin possesses deep financial, operational, legal and management skills. Additionally, his service on the boards of several public companies allows him to bring significant corporate governance and leadership experience to our board of directors.

Committee Membership:	Biography:
• Audit • Corporate Governance and Nominating • Finance (Chair)

Barry J. Alperin has served as a director of Fiesta Restaurant Group since July 2012. Mr. Alperin, who is retired, served as Vice Chairman of Hasbro, Inc. (“Hasbro”) from 1990 through 1995, as Co-Chief Operating Officer of Hasbro from 1989 through 1990 and as Senior Vice President or Executive Vice President of Hasbro from 1985 through 1989. He was a director of Hasbro from 1985 through 1996. Prior to joining Hasbro, Mr. Alperin practiced law in New York City for 20 years, dealing with corporate, public and private financial transactions, corporate mergers and acquisitions, compensation issues and securities law matters. Mr. Alperin currently serves as a director of Henry Schein, Inc. (and is Chairman of its Compensation Committee and a member of its Audit Committee and its Nominating and Governance Committee) and is a director of a privately held marine construction corporation, Weeks Marine, Inc. Since November 2013, Mr. Alperin has served as a director of Jefferies Group LLC (a wholly-owned subsidiary of Leucadia National Corporation, where Mr. Friedman is an executive officer and director) and serves on its Audit, Compensation, and Governance Committees. During the past five years, Mr. Alperin served on the board of directors of The Hain Celestial Group, Inc. (and was Chairman of its Corporate Governance and Nominating Committee and a member of its Audit Committee). He serves as a trustee and member of the Executive Committee of The Caramoor Center for Music and the Arts, President Emeritus and a Life Trustee of The Jewish Museum in New York City and is a past President of the New York Chapter of the American Jewish Committee where he also served as Chairman of the Audit Committee of the national organization. Mr. Alperin also formerly served as Chairman of the Board of Advisors of the Tucker Foundation at Dartmouth College, was President of the Board of the Stanley Isaacs Neighborhood Center in New York City, was a trustee of the Hasbro Children’s Foundation, was President of the Toy Industry Association and was a member of the Columbia University Medical School Health Sciences Advisory Council.

Stephen P. Elker Director since 2012 Age: 65

Mr. Elker, with over 36 years of experience with KPMG LLP, brings to our board of directors extensive knowledge of accounting and tax practices that strengthens our board of directors’ collective knowledge, capabilities and experience.

Committee Membership: • Audit (Chair) • Corporate Governance and Nominating

Biography:

Stephen P. Elker has served as a director of Fiesta Restaurant Group since May 7, 2012. Until 2009, Mr. Elker spent over 36 years with KPMG LLP, the U.S. member firm of KPMG International, beginning in its Washington D.C. office, and then with offices in Rochester, New York and Orlando, Florida. In 1999, Mr. Elker was appointed as managing partner of the Orlando office and served as partner in charge of the Florida business tax practice from 2001 to 2009. Mr. Elker also served as a member of the Nominating Committee and Strategy Committee of KPMG. During his career with KPMG, Mr. Elker led engagements for several hospitality and retail clients including large, multi-unit restaurant companies. Mr. Elker is a certified public accountant and currently serves as an independent director and Chairman of the Audit Committee of CNL Growth Properties, Inc., a public, non-traded real estate investment trust. Mr. Elker also serves on the board of directors of other privately held companies in the finance and payments industries.

Brian P. Friedman Director since 2011 Age: 61

Having an extensive career in the legal, investment banking, investments and management fields, Mr. Friedman brings to our board of directors significant experience related to the business and financial issues facing public corporations. In addition, through Mr. Friedman’s service on the boards of a number of his firm’s portfolio companies over time, he combines significant executive experience with his knowledge of the strategic, financial and operational issues of restaurant companies.

Committee Membership: • Compensation • Corporate Governance and Nominating

Biography:

Brian P. Friedman has served as a director of Fiesta Restaurant Group since April 2011. Mr. Friedman has been the President and a director of Leucadia National Corporation (“Leucadia”) since March 1, 2013, a director and executive officer of Jefferies Group LLC since July 2005, Chairman of the Executive Committee of Jefferies LLC since 2002, and President of Jefferies Capital Partners LLC (“Jefferies Capital Partners”) and its predecessors since 1997. Mr. Friedman was previously employed by Furman Selz LLC and its successors, including serving as Head of Investment Banking and a member of its Management and Operating Committees. Prior to his 17 years with Furman Selz and its successors, Mr. Friedman was an attorney with the law firm of Wachtell Lipton Rosen & Katz. Mr. Friedman serves on boards of directors/managers of Leucadia’s and Jefferies Capital Partners’ private subsidiaries and investee companies. Mr. Friedman also serves or has served on the board of the following public companies: HomeFed Corporation (majority-owned by Leucadia) from April 2014 to present; and Carrols Restaurant Group, Inc. from July, 2009 to May, 2012.

Your board unanimously recommends a vote FOR the election of our three named Class II nominees to your board of directors, Brian P. Friedman, Stephen P. Elker, and Barry J. Alperin. Proxies received in response to this solicitation will be voted FOR the election of the three named Class II nominees to our board of directors unless otherwise specified in the proxy.

Principal Occupation, Business Experience, Qualifications and Directorships of Other Members of the Board of Directors

The following table sets forth information with respect to each of the other members of the board of directors whose term extends beyond the 2017 Annual Meeting, including the Class of such director and the year in which each such director’s term will expire.

Name of Director	Committee Membership	Age	Director Since	Year Term Expires
Stacey Rauch	Compensation (Chair), Corporate Governance and Nominating	59	2012	2019 Class I
Nicholas P. Shepherd	None	58	2017	2019 Class I
Paul E. Twohig	Compensation, Corporate Governance and Nominating	63	2017	2019 Class I
Nicholas Daraviras	Corporate Governance and Nominating, Finance	43	2011	2018 Class III
Jack A. Smith	Audit, Compensation, Corporate Governance and Nominating (Chair)	81	2011	2018 Class III
Richard C. Stockinger	None	58	2017	2018 Class III

Stacey Rauch (Chair) Director since 2012 Age: 59

With her public company board experience and distinguished career working with retailers, wholesalers and manufacturers during her 24 years at McKinsey & Company, Inc., Ms. Rauch brings to our board substantial expertise in business strategy, marketing, merchandising and operations in the retail industry.

Committee Membership: • Compensation (Chair) • Corporate Governance and Nominating

Biography:

Stacey Rauch has served as the non-executive Chairman of the board of directors of Fiesta Restaurant Group since February 2017 and as a director of Fiesta Restaurant Group since 2012. Ms. Rauch is a Director Emeritus of McKinsey & Company, Inc. from which she retired in September 2010. Ms. Rauch was a leader in McKinsey’s Retail and Consumer Goods Practices, served as the head of the North American Retail and Apparel Practice, and acted as the Global Retail Practice Convener. A 24 year veteran of McKinsey, Ms. Rauch led engagements for a wide range of retailers, apparel wholesalers, and consumer goods manufacturers. Her areas of expertise include strategy, organization, marketing, merchandising, multi-channel management, global expansion, and retail store operations. Ms. Rauch was a co-founder of McKinsey’s New Jersey office, and was the first woman at McKinsey appointed as an industry practice leader. Ms. Rauch is also a non-Executive director of Land Securities, PLC, the UK’s largest commercial property company, where she sits on its Audit Committee. Previously, Ms. Rauch served on the board of directors of CEB, Inc, a leading member-based advisory company, Ann, Inc., a women’s specialty apparel retailer and, Tops Holding Corporation, the parent company of Tops Markets LLC, a US grocery retailer. Prior to joining McKinsey, Ms. Rauch spent five years in product management for the General Foods Corporation.

Nicholas P. Shepherd Director since 2017 Age: 58

Mr. Shepherd, as former President and Chief Executive officer of TGI Friday’s, Inc., brings significant leadership, management, operational, financial, marketing, franchising, brand management and public company board experience to the Board.

Biography:

Nicholas P. Shepherd served as Chief Executive Officer and President of TGI Friday’s, Inc. (formerly known as Carlson Restaurants Worldwide Inc.) from 2009 until 2015.  From 2008 until 2009, Mr. Shepherd served as Chief Executive Officer and Chairman of the Board of Directors of Sagittarius Brands, Inc., a private restaurant holding company, which owned and operated the Del Taco and Captain D’s restaurant brands.  From 1995 until 2007, Mr. Shepherd served in several capacities at Blockbuster, Inc., including serving as Chief Operating Officer during 2007, President of Blockbuster North American from 2004 to 2007, Executive Vice President and Chief Marketing and Merchandising Officer from 2001 until 2004, Senior Vice President International from 1998 until 2001 and Vice President and General Manager from 1995 until 1999.  Mr. Shepherd currently serves on the Board of Directors and as Chairman of the Nominating & Corporate Governance Committee of Spirit Realty Capital, Inc., a publicly traded real estate investment trust.

Paul E. Twohig Director since 2017 Age: 63

With over 30 years of experience in the restaurant industry, Mr. Twohig brings to our board of directors significant leadership, management, operational, financial, marketing and franchising experience.

Committee Membership: • Compensation • Corporate Governance and Nominating

Biography:

Paul E. Twohig has served as a director of Fiesta Restaurant Group since February 2017. Mr. Twohig is a global retail and food service senior executive with demonstrated success leading some of the world’s most prominent brands. From 2009 until 2017, Mr. Twohig served as President of Dunkin Donuts, U.S. and Canada. He was a member of the senior executive team that completed Dunkin Donuts’ initial public offering in 2011. Previously, Mr. Twohig held several senior executive roles with Starbucks Corporation, including Vice President and General Manager, U.K., and Senior Vice President, Eastern Division. Additionally, Mr. Twohig served as Chief Operating Officer and Executive Vice President at Panera Bread Company. His governance experience includes serving as a member of the Board of Directors for Dentistry for Children from 2011 to 2014, and for Solantic Urgent Care, Inc. from 2007 to 2011.

Nicholas Daraviras Director since 2011 Age: 43

Mr. Daraviras brings significant experience with the strategic, financial and operational issues of retail companies in connection with his service on the boards of a number of his firm’s portfolio companies over time.

Committee Membership: • Corporate Governance and Nominating • Finance

Biography:

Nicholas Daraviras has served as a director of Fiesta Restaurant Group since April 2011. Mr. Daraviras has been a Managing Director of Leucadia since 2014. Mr. Daraviras has served as Vice President, Acquisitions of Landcadia Holdings, Inc. since May 2016. From 1996 through 2014, Mr. Daraviras was employed with Jefferies Capital Partners or its predecessors (of which Mr. Friedman is President and a director). He also served on the boards of Edgen Group Inc., a global distributor of specialty steel products, or its predecessors from February 2005 until 2013, and Carrols Restaurant Group from 2009 until 2013. Mr. Daraviras served on the Compensation Committee of Carrols Restaurant Group, Inc. as well as the Compensation, Corporate Governance, and Nominating Committees of Edgen Group Inc. He also serves on several boards of directors of private portfolio companies of Jefferies Capital Partners and Leucadia.

Jack A. Smith Director since 2011 Age: 81

Mr. Smith, as a former senior executive of several major retail organizations, together with service on the boards of public companies, including Carrols Restaurant Group and Darden Restaurants, Inc., brings significant leadership, management, operational, financial and brand management experience to our board of directors.

Committee Membership: • Audit • Compensation • Corporate Governance and Nominating (Chair)

Biography:

Jack A. Smith has served as a director of Fiesta Restaurant Group since 2011, and served as the non-executive Chairman of the board of directors of Fiesta Restaurant Group from February 2012 to February 2017. Mr. Smith also served as a director of Carrols Restaurant Group, Inc. and as Chairman of its Audit Committee from 2006 until 2012. Mr. Smith is President of SMAT, Incorporated, a consulting company specializing in consumer services. Mr. Smith founded The Sports Authority, Inc., a national sporting goods chain, in 1987 where he served as Chief Executive Officer until September 1998 and as Chairman until 1999. From 1982 until 1987, Mr. Smith served as Chief Operating Officer of Herman’s Sporting Goods. Prior to Herman’s, Mr. Smith served in executive management positions with other major retailers including Sears & Roebuck, Montgomery Ward, Jefferson Stores and Diana Shops. Mr. Smith currently serves as a non-executive director of Omagine, Inc., a hospitality and tourism company with significant property management and real estate development operations. Mr. Smith previously served on the board of directors of Darden Restaurants, Inc. and was the Chairman of its Audit Committee from 1995 through 2009.

Richard C. Stockinger Director since 2017 Age: 58

Mr. Stockinger, as Chief Executive Officer and President of Fiesta Restaurant Group, and with nearly two decades of experience as a senior executive officer and as a director of several restaurant companies, brings significant leadership, management, operational, financial, marketing, franchising, brand management and public company board experience to the Board.

Biography:

Richard “Rich” Stockinger has served as a director of Fiesta Restaurant Group since April 2017, and has been Chief Executive Officer and President of Fiesta Restaurant Group since February 2017. Previously, he served as President and Chief Executive Officer of Benihana, Inc. (“Benihana”) from 2009 until 2014, as a member of the Board of Directors of Benihana from 2008 until 2014, as a member of the Audit Committee of Benihana from 2008 until 2009, and as Chairman of the Board of Directors of Benihana from 2010 until 2012. Prior to joining Benihana, Mr. Stockinger spent more than two decades at The Patina Restaurant Group, LLC and its predecessor Restaurant Associates, Inc. during which time he served in various senior executive capacities, including as President from 2003 until 2008 and as a director from 1998 until 2006. Most recently, Mr. Stockinger had served as a consultant to Bruckmann, Rosser, Sherrill & Co., a private equity firm, from 2014 until 2017, and Not Your Average Joes, a private restaurant company of which Mr. Stockinger is also a member of its board of directors.

Leadership Update

In February 2017, the Board provided a leadership update which included a number of changes designed to strengthen the Company and enhance our ability to create value for shareholders. These changes included the appointment of a new Chief Executive Officer (“CEO”) and director as well as a new independent director, both of whom bring substantial industry expertise and strong track records of creating value at restaurant companies. These appointments were made as a result of extensive process to identify the strongest candidates to lead our company forward. On August 25, 2016, the board chose to form a Special Committee to lead the search process. Stacey Rauch served as the Chair of the Special Committee, with Steve Elker and Barry Alperin serving as members. Additionally, the Special Committee engaged a prominent executive search firm to identify CEO and director candidates. As a result of this process:

•         The board appointed Richard Stockinger as CEO and director. Mr. Stockinger has a strong track record as a director and executive with multiple private and public restaurant companies. The board is confident that he has the skills necessary to be an effective leader at this critical juncture.

•         Danny Meisenheimer, who acted as interim CEO from September 2016 – February 2017, assumed the role of Senior Vice President, Chief Operating Officer.

•         The Board appointed Paul Twohig as an independent director. Mr. Twohig brings a fresh perspective and extensive operating experience with highly successful and growing restaurant brands. His appointment was the result of an extensive process which included evaluating the skills of our current directors, and we believe Mr. Twohig is an ideal complement to our current directors.

•         The Board appointed Nicholas P. Shepherd as an independent director. Mr. Shepherd brings extensive industry experience, with a strong track record of operational and execution excellence in the restaurant and retail industries. The Board is confident that he will add substantial value to the Company.

•         The Board appointed Stacey Rauch as non-executive Chairman of the Board. This expanded leadership role was a natural progression for Ms. Rauch as she has been a director at Fiesta since 2012 and has extensive experience in the consumer and retail industries in her role as a 24 year veteran of McKinsey & Company, Inc.

Board Skills Assessment

The Board Skills assessment below illustrates the key skills that our board has identified as particularly valuable to the effective oversight of the Company and our strategy. This highlights the depth and breadth of skills possessed by current directors.

Information Regarding Executive Officers

Name of Officer	Age	Position
Richard Stockinger	58	Chief Executive Officer and President
Lynn S. Schweinfurth	49	Senior Vice President, Chief Financial Officer and Treasurer
Danny K. Meisenheimer	57	Senior Vice President, Chief Operating Officer
Joseph A. Zirkman	56	Senior Vice President, General Counsel and Secretary
Joseph W. Brink	50	Vice President, Chief Procurement Officer

Richard C. Stockinger Age: 58 Chief Executive Officer and President	Biography:

For biographical information regarding Richard C. Stockinger, please see page 20 of this Proxy Statement.

Lynn S. Schweinfurth Age: 49 Senior Vice President, Chief Financial Officer and Treasurer	Biography:

Lynn S. Schweinfurth has been Vice President, Chief Financial Officer and Treasurer of Fiesta Restaurant Group since 2012 and was appointed Senior Vice President in February 2015. From 2010 to 2012, Ms. Schweinfurth served as Vice President of Finance and Treasurer of Winn-Dixie Stores, Inc. Ms. Schweinfurth was Chief Financial Officer of Lone Star Steakhouse and Texas Land & Cattle from 2009 to 2010. She was Vice President, Finance, at Brinker International, Inc. from 2004 to 2009.

Danny K. Meisenheimer Age: 57 Senior Vice President, Chief Operating Officer	Biography:

Danny K. Meisenheimer has served as Fiesta Restaurant Group’s Senior Vice President and Chief Operating Officer since February 2017 and formerly served as the Interim Chief Executive Officer and President from September 2016 until February 2017. Mr. Meisenheimer has also served as Pollo Tropical’s Vice President and Chief Operating Officer from February 2013 until September 2016, the Interim Chief Operating Officer from September 2012 until February 2013 and as Chief Brand Officer from April 2012 until September 2012. Mr. Meisenheimer was Chief Operating Officer at Souper Salad, Inc. from 2010 until 2012 and Chief Brand Officer at Souper Salad, Inc. from 2008 until 2010. Mr. Meisenheimer was Vice President, Brand Management at Pizza Inn, Inc. from 2005 until 2008.

Joseph A. Zirkman Age: 56 Senior Vice President, General Counsel and Secretary	Biography:

Joseph A. Zirkman has been Vice President, General Counsel and Secretary of Fiesta Restaurant Group since 2011 and was appointed Senior Vice President in February 2015. Mr. Zirkman was Vice President, General Counsel and Secretary of Carrols Restaurant Group, Inc. from 1993 until 2012. Mr. Zirkman was an associate with the New York City law firm of Baer Marks & Upham from 1986 until 1993.

Joseph W. Brink Age: 50 Vice President, Chief Procurement Officer	Biography:

Joseph W. Brink has been Vice President, Supply Chain Management of Fiesta Restaurant Group since 2011 and was appointed Chief Procurement Officer in October 2016. From 2008 to 2011, Mr. Brink served as Vice President of Supply Chain Management of Souper Salad, Inc. From 2005 to 2008, Mr. Brink served as Senior Director of Purchasing of Pizza Inn, Inc.

Information Regarding the Board of Directors and Committees

Director Attendance

During the fiscal year ended January 1, 2017, our board of directors met or acted by unanimous consent on twelve occasions. During the fiscal year ended January 1, 2017, each of the directors who were on the board attended 100% of the aggregate number of meetings of the board of directors and of any committees of the board of directors on which they served. We do not have a policy on attendance by directors at our Annual Meeting of Shareholders. Four of our directors who were on the board attended our 2016 Annual Meeting of Shareholders.

Independence of Directors

As required by the listing standards of NASDAQ, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the board of directors has affirmatively determined that other than Mr. Stockinger, all of the members of our board of directors are independent pursuant to NASDAQ.

Committees of the Board

The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Finance Committee. Our board of directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee	Members: Elker*, Smith, and Alperin*
Chair: Stephen P. Elker (Financial Expert)	Key Responsibilities:

• Reviews our annual and interim financial statements and reports to be filed with the SEC;
• Monitors our financial reporting process and internal control system;
• Appoints and replaces our independent outside auditors from time to time, determines their compensation and other terms of engagement and oversees their work;
• Oversees the performance of our internal audit function;
• Conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

• Establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

• Oversees our compliance with legal, ethical and regulatory matters.

____________

*         Denotes director up for election at the 2017 Annual Meeting

All of the  current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Exchange Act and Rule 5605 of the NASDAQ listing standards. Each member of our Audit Committee is financially literate. In addition, Mr. Elker serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and has the financial sophistication required under the NASDAQ listing standards.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm are approved in advance by our Audit Committee. During the fiscal year ended January 1, 2017, the Audit Committee met or acted by unanimous consent on four occasions. The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards. A copy of the Audit Committee charter is available on the investor relations section of our website at www.frgi.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The independent registered public accounting firm audits the Company’s financial statements and expresses an opinion on the financial statements based on their audit. The Audit Committee oversees on behalf of the board (i) the accounting, financial reporting, and internal control processes of the Company, and (ii) the audits of the financial statements and internal controls of the Company. The Audit Committee operates under a written charter adopted by the board.

The Audit Committee reviews and approves the internal audit plan once a year and receives periodic updates of internal audit activity in meetings held at least quarterly throughout the year. Updates include discussions of audit project results, as well as quarterly assessments of internal controls.

The Audit Committee has met and held discussions with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended January 1, 2017 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed discussed the financial statements with both management and Deloitte. The Audit Committee also discussed with Deloitte the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also reviewed and discussed with Deloitte the firm’s independence from the Company and management, including the independent auditor’s written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the PCAOB.

The Audit Committee also discussed with Deloitte the overall scope and plans for the audit. The Audit Committee met with Deloitte both with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Management has completed its annual documentation, testing, and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee continues to oversee the Company’s efforts related to its internal controls.

Based on the foregoing, we have recommended to the board of directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended January 1, 2017, for filing with the Securities and Exchange Commission.

Audit Committee
Stephen P. Elker, Chairman
Jack A. Smith
Barry J. Alperin

Compensation Committee	Members: Rauch, Friedman*, Smith, and Twohig
Chair: Stacey Rauch	Key Responsibilities:

• Provides oversight on the development and implementation of the compensation programs for our executive officers and outside directors and disclosure relating to these matters; and
• Reviews and approves the compensation of our Chief Executive Officer and our executive officers

____________

*         Denotes director up for election at the 2017 Annual Meeting

The processes and procedures by which the Compensation Committee considers and determines executive officer compensation and outside directors’ compensation are described in the Compensation Discussion and Analysis included in this Proxy Statement. During the 2016 fiscal year, the Compensation Committee again retained

Pearl Meyer & Partners, LLC, which we refer to as “Pearl Meyer”, to review the Company’s compensation policies, plans, and amounts for the CEO and other executive officers, including the Named Executive Officers. The role of Pearl Meyer in determining or recommending the amount or form of executive and director compensation, the nature and scope of Pearl Meyer’s assignment and the material elements of the instructions or directions given to Pearl Meyer with respect to the performance of their duties under the engagement are described in the Compensation Discussion and Analysis included in this Proxy Statement. We believe that the use of an independent compensation consultant provides additional assurance that our compensation programs are reasonable and consistent with our goals and objectives. The Compensation Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Compensation Committee. All of the members of our Compensation Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 1, 2017, the Compensation Committee met or acted by unanimous consent on seven occasions. A copy of the Compensation Committee charter is available on the investor relations section of our website at www.frgi.com.

Corporate Governance and Nominating Committee	Members: Rauch, Friedman*, Elker*, Alperin*, Daraviras, Smith and Twohig
Chair: Jack A. Smith	Key Responsibilities:

• Establishes criteria for board and committee membership and recommends to our board of directors proposed nominees for election to the board of directors and for membership on committees of the board of directors;

• Makes recommendations regarding proposals submitted by our shareholders; and
• Makes recommendations to our board of directors regarding corporate governance matters and practices.

____________

*         Denotes director up for election at the 2017 Annual Meeting

All of the members of our Corporate Governance and Nominating Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. The Corporate Governance and Nominating Committee has adopted a formal written Corporate Governance and Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 1, 2017, the Compensation Committee met or acted by unanimous consent on two occasions, and the Special Committee charged with the search for a replacement Chief Executive Officer and President and an additional independent director met or acted by unanimous consent on numerous occasions. A copy of the Corporate Governance and Nominating Committee charter is available on the investor relations section of our website at www.frgi.com.

Nominations for the Board of Directors

The Corporate Governance and Nominating Committee of the board of directors considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the board. At a minimum, however, the Corporate Governance and Nominating Committee seeks candidates for director who possess:

•         the highest personal and professional ethics, integrity and values;

•         the ability to exercise sound judgment;

•         the ability to make independent analytical inquiries;

•         willingness and ability to devote adequate time, energy, and resources to diligently perform board and board committee duties and responsibilities; and

•         a commitment to representing the long-term interests of the shareholders.

In addition to such minimum qualifications, the Corporate Governance and Nominating Committee takes into account the following factors when considering a potential director candidate:

•         whether the individual possesses specific industry expertise and familiarity with general issues affecting our business; and

•         whether the person would qualify as an “independent” director under SEC and NASDAQ rules.

The Corporate Governance and Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director. However, the Corporate Governance and Nominating Committee takes into account the importance of diversified board membership in terms of the individuals involved and their various experiences and areas of expertise.

The Corporate Governance and Nominating Committee shall make every effort to ensure that the board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for election to the board, the Corporate Governance and Nominating Committee will consider and review such existing director’s board and committee attendance and performance, independence, experience, skills, and the contributions that the existing director brings to the board.

The Corporate Governance and Nominating Committee has relied upon third-party search firms to identify director candidates, and may continue to employ such firms in the future if so desired. The Corporate Governance and Nominating Committee also relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential director candidates. The board retains complete independence in making nominations for election to the board.

The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with our procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Pursuant to our amended and restated bylaws, as amended, any shareholder may recommend nominees for director not less than 90 days nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting of shareholders, by writing to Joseph A. Zirkman, Senior Vice President, General Counsel and Secretary, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the shareholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Jack A. Smith, the Chairman of the Corporate Governance and Nominating Committee, for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Finance Committee	Members: Alperin* and Daraviras Lynn S. Schweinfurth serves as non-board advisor
Chair: Barry J. Alperin	Key Responsibilities:

• Reviews and provides guidance to our board of directors and management about policies relating to the Company’s working capital; shareholder dividends and distributions; share repurchases; significant investments; capital stock and debt issuances; material financial strategies and strategic investments; and other transactions or financial issues that management desires to have reviewed by the Finance Committee; and

• Obtains or performs an annual evaluation of the Finance Committee’s performance and makes applicable recommendations to the board of directors.

____________

*         Denotes director up for election at the 2017 Annual Meeting

A copy of the Finance Committee charter is available on the investor relations section of our website at www.frgi.com.

Board Leadership Structure and Role in Risk Oversight

Board Leadership

Our board of directors believes that our current model of separate individuals serving as Chairman of the board of directors and as Chief Executive Officer is the appropriate leadership structure for us at this time. The board of directors believes that each of the possible leadership structures for a board has its particular advantages and disadvantages, which must be considered in the context of the specific circumstances, culture and challenges facing a company. The Company does not have a member of our board of directors who is formally identified as the “lead independent director.” However the board of directors has determined that having an independent director serve as Chairman of the board of directors is in the best interest of our shareholders at this time. This structure ensures a greater role for the independent directors in the oversight of Fiesta Restaurant Group, active participation of the independent directors in setting agendas and establishing the board of directors’ priorities and procedures, including with respect to our corporate governance.

Risk Oversight

Our board of directors believes that oversight of risk management is the responsibility of the full board, with support from its committees and senior management. The board of directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess, and facilitate processes and practices to address material risks. We believe that the current leadership structure enhances the board of directors’ ability to fulfill this oversight responsibility, as the Chairman, with the support and input of the Chief Executive Officer, is able to focus the board’s attention on the key risks facing us.

Some risks, particularly those relating to potential operating liabilities, the protection against physical loss or damage to our facilities, and the possibility of business interruption resulting from a large loss event, are contained and managed by legal contracts of insurance. Our insurance contracts are reviewed, managed and procured by our Risk Management and Legal departments along with our Chief Financial Officer to optimize their completeness and efficacy. We also have a Risk Committee that meets periodically throughout the year to develop and oversee our risk management program. The Risk Committee’s responsibilities include identifying our exposures, developing a risk control program, and establishing a risk financing strategy. Periodic presentations are made to the board to identify and discuss risks and the mitigation of risk.

In addition, the board believes that the Audit Committee plays a particularly important role in overseeing risk. The Audit Committee assesses and oversees business risks as a component of their review of the business and financial activities of the Company.

Codes of Ethics

We have adopted written codes of ethics applicable to our directors, officers, and employees in accordance with the rules of the SEC and the NASDAQ listing standards. With respect to our Code of Ethics for Executives and Principal Financial Employees, our policy requires covered employees to execute an annual certification confirming that they understand and will comply with the Code. We make our codes of ethics available on the investor relations section of our website at www.frgi.com. We will disclose on our website amendments to, or waivers from, our codes of ethics in accordance with all applicable laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons, if any, who beneficially own more than 10% of our common stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended January 1, 2017 other than Statement of Changes of Beneficial Ownership on Form 4 filed by each of Timothy P. Taft, Lynn Schweinfurth, Joseph A. Zirkman, Danny Meisenheimer, Todd Coerver, John Todd and Cheri Kinder on March 7, 2016 reporting the grant of restricted stock on March 2, 2016.

Shareholder Communications with the Board of Directors

Any shareholder or other interested party who desires to communicate with our Chairman of the board of directors or any of the other members of the board of directors may do so by writing to: Board of Directors, c/o Stacey Rauch, Chairman of the Board of Directors, Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254. Communications may be addressed to the Chairman of the board, an individual director, a board committee, the non-management directors, or the full board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material, and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our common stock as of April 10, 2017 by:

•         each person known by us to beneficially own more than 5% of all outstanding shares of our common stock;

•         each of our directors, nominees for director, and Named Executive Officers (as set forth in “Executive Compensation-Summary Compensation Table” herein) individually; and

•         all of our directors and executive officers as a group.

27,063,570 shares of our common stock were outstanding on April 27, 2017.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, other than to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. Except as otherwise indicated, the address for each beneficial owner is c/o Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Wasatch Advisors, Inc.(1)	3,194,095	11.8%
BlackRock Inc.(2)	3,072,291	11.4%
JCP Investment Partnership, LP et al(3)	2,272,162	8.4%
The Vanguard Group, Inc.(4)	2,139,225	7.9%
Morgan Stanley(5)	1,349,054	5.0%
Morgan Stanley Investment Management
Danny K. Meisenheimer	31,936	*
Timothy P. Taft(6)	177,041	*
Richard C. Stockinger	79,235	*
Lynn S. Schweinfurth	88,946	*
Joseph A. Zirkman	128,614	*
Joseph Brink	17,773	*
John Todd(7)	14,054	*
Todd Coerver(8)	28,684	*
Paul E. Twohig	9,820	*
Stacey Rauch	14,262	*
Nicholas P. Shepherd	—	—
Brian P. Friedman(9)	1,068,349	3.9%
Stephen P. Elker	14,262	*
Barry J. Alperin	13,277	*
Nicholas Daraviras	11,609	*
Jack A. Smith	40,452	*
All directors and executive officers as a group(10)	1,518,535	5.6%

____________

*         Less than one percent

(1)      Information was obtained from a Schedule 13G/A filed on February 28, 2017 with the SEC. The address for Wasatch Advisors, Inc. is 505 Wakara Way, Salt Lake City, Utah 84108.

(2)      Information was obtained from a Schedule 13G/A filed on January 12, 2017 with the SEC. The address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10022.

(3)      Information was obtained from a Schedule 13D/A filed on January 20, 2016 with the SEC by JCP Investment Partnership, LP, which we refer to as “JCP Partnership”, JCP Single-Asset Partnership, LP, which we refer to as the “JCP Single-Asset”, JCP Investment Partners, LP, which we refer to as “JCP Partners”, JCP Investment Holdings, LLC, which we refer to as “JCP Holdings”, JCP Investment Management, LLC, which we refer to as “JCP Management”, James, C. Pappas, BLR Partners LP, which we refer to as “BLR Partners”, BLRPart, LP, which we refer to as “BLRPart LP”, BLRGP Inc., which we refer to as “BLRGP”, Fondren Management, LP, which we refer to as “Fondren Management”, FMLP Inc., which we refer to as “FMLP”, Bradley L. Radoff, Bandera Master Fund L.P., which we refer to as “Bandera Master Fund”, Bandera Partners LLC, which we refer to as “Bandera Partners”, Gregory Bylinsky, Jefferson Gramm, Lake Trail Managed Investments LLC, which we refer to as “Lake Trail Fund”, Lake Trail Capital LP, which we refer to as “Lake Trail Capital”, Lake Trail Capital GP LLC, which we refer to as “Lake Trail GP”, Thomas W. Purcell, Jr., Joshua Schechter and John B. Morlock, which we refer to collectively as the “Dissident Group”. JCP Partnership beneficially owns our shares as follows: (a) Sole Voting Power: 455,012 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 455,102 and (d) Shared Dispositive Power: 0. JCP Single-Asset beneficially owns our shares as follows: (a) Sole Voting Power: 219,096 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 219,096 and (d) Shared Dispositive Power: 0. JCP Partners, as general partner of each of JCP Partnership and JCP Single-Asset, may be deemed the beneficial owner of the (i) 455,012 shares owned by JCP Partnership and (ii) 219,096 shares owned by JCP Single-Asset. JCP Partners beneficially owns our shares as follows: (a) Sole Voting Power: 674,108 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 674,108 and (d) Shared Dispositive Power: 0. JCP Holdings, as the general partner of JCP Partners, may be deemed the beneficial owner of the (i) 455,012 shares owned by JCP Partnership and (ii) 219,096 shares owned by JCP Single-Asset. JCP Holdings beneficially owns our shares as follows: (a) Sole Voting Power: 674,108 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 674,108 and (d) Shared Dispositive Power: 0. JCP Management, as the investment manager of each of JCP Partnership and JCP Single-Asset, may be deemed the beneficial owner of the (i) 455,012 shares owned by JCP Partnership and (ii) 219,096 shares owned by JCP Single-Asset. JCP Management beneficially owns our shares as follows: (a) Sole Voting Power: 674,108 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 674,108 and (d) Shared Dispositive Power: 0. Mr. Pappas, as the managing member of JCP Management and sole member of JCP Holdings, may be deemed the beneficial owner of the (i) 455,012 shares owned by JCP Partnership and (ii) 219,096 shares owned by JCP Single-Asset. Mr. Pappas beneficially owns our shares as follows: (a) Sole Voting Power: 674,108 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 674,108 and (d) Shared Dispositive Power: 0. BLR Partners beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. BLRPart LP, as the general partner of BLR Partners, may be deemed the beneficial owner of the 600,000 shares owned by BLR Partners. BLRPart LP beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. BLRGP, as the general partner of BLRPart LP, may be deemed the beneficial owner of the 600,000 shares owned by BLR Partners. BLRGP beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Fondren Management, as the investment manager of BLR Partners, may be deemed the beneficial owner of the 600,000 shares owned by BLR Partners. Fondren Management beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. FMLP, as the general partner of Fondren Management, may be deemed the beneficial owner of the 600,000 shares owned by BLR Partners. FMLP beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Mr. Radoff, as the sole shareholder and sole director of each of BLRGP and FMLP, may be deemed the beneficial owner of the 600,000 shares owned by BLR Partners. Mr. Radoff beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Bandera Master Fund beneficially owns our shares as follows: (a) Sole Voting Power: 378,654 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 378,654 and (d) Shared Dispositive Power: 0. Bandera Partners, as the investment manager of Bandera Master Fund, may be deemed the beneficial owner of the 378,654 shares owned by Bandera Master Fund. Bandera Partners beneficially owns our shares as follows: (a) Sole Voting Power: 378,654 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 378,654 and (d) Shared Dispositive Power: 0. Each of Mr. Bylinsky and Mr. Gramm, as the managing partners, managing directors and portfolio managers of Bandera Partners, may be deemed the beneficial owner of the 378,654 shares owned by Bandera Master Fund. Each of Mr. Bylinsky and Mr. Gramm beneficially owns our shares as follows: (a) Sole Voting Power: 378,654 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 378,654 and (d) Shared Dispositive Power: 0. Lake Trail Fund beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Lake Trail Capital, as the manager and investment manager of Lake Trail Fund, may be deemed the beneficial owner of the 600,000 shares owned by Lake Trail Fund. Lake Trail Capital beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Lake Trail GP, as the general partner of Lake Trail Capital, may be deemed the beneficial owner of the 600,000 shares owned by Lake Trail Fund. Lake Trail GP beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Mr. Purcell, as the sole member of Lake Trail GP, may be deemed the beneficial owner of the 600,000 Shares owned by Lake Trail Fund. Mr. Purcell beneficially owns our shares as follows: (a) Sole Voting Power: 600,000 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 600,000 and (d) Shared Dispositive Power: 0. Mr. Schechter beneficially owns our shares as follows: (a) Sole Voting Power: 17,700 (b) Shared Voting Power: 1,700, (c) Sole Dispositive Power: 17,700 and (d) Shared Dispositive Power: 1,700. Mr. Morlock beneficially owns our shares as follows: (a) Sole Voting Power: 0 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 0 and (d) Shared

Dispositive Power: 0. The Dissident Group, as members of a “group” for the purposes of Section 13(d)(3) of the Exchange Act may be deemed the beneficial owner of our shares directly owned by the other members of the Dissident Group. Each member of the Dissident Group disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein. The address of the principal office of each of JCP Partnership, JCP Single-Asset, JCP Partners, JCP Holdings, JCP Management and Mr. Pappas is 1177 West Loop South, Suite 1650, Houston, Texas 77027. The address of the principal office of each of BLR Partners, BLRPart LP, BLRGP, Fondren Management, FMLP and Mr. Radoff is 1177 West Loop South, Suite 1625, Houston, Texas 77027. The address of the principal office of each of Bandera Master Fund, Bandera Partners and Messrs. Bylinsky and Gramm is 50 Broad Street, Suite 1820, New York, New York 10004. The address of the principal office of each of Lake Trail Fund, Lake Trail Capital, Lake Trail GP and Mr. Purcell is 400 Park Avenue, 21st Floor, New York, New York 10022. The address of the principal office of Mr. Schechter is 302 South Mansfield Avenue, Los Angeles, California 90036. The address of the principal office of Mr. Morlock is 1328 Dublin Road, Columbus, Ohio 43215.

(4)      Information was obtained from a Schedule 13G/A filed on February 10, 2017 with the SEC. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355.

(5)      Information was obtained from a Schedule 13G/A filed on February 10, 2017 with the SEC. Morgan Stanley beneficially owns our shares as follows: (a) Sole Voting Power: 1,348,354 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 1,349,354. Morgan Stanley Investment Management Inc. beneficially owns our shares as follows: (a) Sole Voting Power: 1,348,354 (b) Shared Voting Power: 0, (c) Sole Dispositive Power: 0 and (d) Shared Dispositive Power: 1,349,354. The address of the principal office of each of Morgan Stanley and Morgan Stanley Investment Management Inc. is 1585 Broadway, New York, New York 10036.

(6)      Mr. Taft served as our Chief Executive Officer and President and a member of our board of directors until September 30, 2016. Information was obtained from a Statement of Changes in Beneficial Ownership on Form 4 filed March 7, 2016 with the SEC. The address of Mr. Taft is 5606 Palomar Lane, Dallas, Texas 75229.

(7)      Mr. Todd served as our Group Vice President, Chief Development Officer until January 1, 2017. Information was obtained from a Statement of Changes in Beneficial Ownership on Form 4 filed August 24, 2016 with the SEC. The address of Mr. Todd is 1080 W. Bethel Road, Coppell, Texas 75019.

(8)      Mr. Coerver served as our Chief Operating Officer, Taco Cabana until October 20, 2016. Information was obtained from a Statement of Changes in Beneficial Ownership on Form 4 filed March 7, 2016 with the SEC. The address of Mr. Coerver is 700 12th Street, #220, Golden, Colorado 80401.

(9)      Information was obtained from a Statement of Changes in Beneficial Ownership on Form 4 filed April 30, 2015 with the SEC. Includes 1,007,000 shares of Common Stock held by Leucadia, 28,668 shares of Common Stock held by 2055 Partners L.P., which we refer to as “2055 Partners”, and 32,681 shares of our Common Stock held directly by Mr. Friedman. Mr. Friedman is the President and a director of Leucadia. Mr. Friedman disclaims beneficial ownership over our shares held by Leucadia except to the extent of his indirect pecuniary interest. Mr. Friedman is the general partner of 2055 Partners and, in such capacity, may be deemed to beneficially own the 28,668 shares of our Common Stock beneficially owned by 2055 Partners. The address of Mr. Friedman is 520 Madison Avenue, 11th Floor, New York, New York 10022.

(10)   Includes 1,007,000 shares of Common Stock held by Leucadia and 28,668 shares of Common Stock held by 2055 Partners as reported in footnote (9) above.

Equity Compensation Plan

The following table summarizes our 2012 Stock Incentive Plan, which is the equity compensation plan under which our common stock may be issued as of January 1, 2017. Our shareholders have approved the Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	2,169,321
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	2,169,321

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

The board of directors has assigned responsibility for reviewing related party transactions to our Audit Committee. The board of directors and the Audit Committee have adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the Audit Committee for consideration prior to the consummation of the transaction as required by the rules of the SEC. The Audit Committee reports to the board of directors on all related party transactions considered.

Family Relationships

There are no family relationships between any of our executive officers or directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this Compensation Discussion & Analysis, which we refer to as the “CD&A”, is to provide relevant information to shareholders regarding the Company’s executive compensation processes, procedures, plan designs, and practices with respect to its executive officers named in the Summary Compensation Table, which we refer to each as a “Named Executive Officer” or “NEO”, for 2016. The following are the Company’s NEOs for 2016:

•         Mr. Timothy P. Taft — Former Chief Executive Officer and President (until September 30, 2016)

•         Mr. Danny K. Meisenheimer — Senior Vice President and Chief Operating Officer (since February 28, 2017); Former Interim Chief Executive Officer and President (October 1, 2016 through February 28, 2017) and former Chief Operating Officer, Pollo Tropical (until September 30, 2016)

•         Ms. Lynn S. Schweinfurth — Senior Vice President, Chief Financial Officer, and Treasurer

•         Mr. Joseph A. Zirkman — Senior Vice President, General Counsel, and Secretary

•         Mr. John Todd — Former Chief Development Officer (until January 1, 2017)

•         Mr. Joseph Brink — Chief Procurement Officer

•         Mr. Todd Coerver — Former Chief Operating Officer, Taco Cabana (until October 20, 2016)

Executive Summary

The key objective of the executive compensation program is to align executive pay with performance in a straightforward manner that promotes the recruitment and retention of our executives. Accordingly, the majority of the compensation for our NEOs is at-risk and based primarily on the Company’s performance. Our executives will receive larger rewards when performance objectives are exceeded and conversely will receive lower or no rewards when performance falls below targeted levels.

Fiesta Restaurant Group is focused on growing the Company and building shareholder value. To help accomplish these goals, we attract, retain, and reward executive talent with a compensation plan comprised of three components: base salaries, annual cash incentive compensation, and equity compensation in the form of restricted stock and performance-based restricted stock units.

2016 Performance Results

Our 2016 Company performance results included:

•         Total revenues increased 3.5% to $711.8 million. Excluding the extra fiscal week in 2015, total revenues increased 5.4%;

•         Same Restaurant Sales, which we refer to as “SRS” decreased 2.0% in 2016 on a consolidated basis;

•         Comparable restaurant sales at Pollo Tropical decreased 1.6% and comparable restaurant transactions decreased 3.1%, partially due to sales cannibalization that negatively impacted comparable restaurant transactions by approximately 1.5%;

•         Comparable restaurant sales at Taco Cabana decreased 2.5% and comparable restaurant transactions decreased 3.6%;

•         Adjusted EBT (as defined below) in 2016 decreased to $27.5 million compared to Adjusted EBT of $62.4 million in 2015;

•         Adjusted EPS (as defined below) in 2016 declined to $0.68 compared to Adjusted EPS of $1.48 in 2015;

•         32 Company-owned Pollo Tropical and four Company-owned Taco Cabana restaurants were opened; and

•         14 Company-owned Pollo Tropical restaurants were reimaged.

The Company has made several key decisions in 2016 that we believe will benefit future financial performance of the Company but some of which have resulted in increased near term headwinds and costs. These decisions include:

•         Initiation of a comprehensive review of the Company’s strategic plan;

•         Suspension of the Taco Cabana separation process;

•         Suspension of new Pollo Tropical restaurant development in emerging markets that contributed approximately $4.8 million of pre-tax operating losses to results in 2016;

•         Closure of 10 underperforming Pollo Tropical restaurants in emerging markets; and

•         Upon the retirement of the Company’s former Chief Executive Officer and President, Tim Taft, initiated a search for a new Chief Executive Officer and a new member of the Board of Directors designed to strengthen the Company and its governance which resulted in the appointment of Richard Stockinger as Chief Executive Officer and President of the Company effective February 28, 2017 and the appointment of Paul E. Twohig to the Company’s board of directors effective February 28, 2017.

We believe the Company’s compensation results for 2016 were aligned with the Company’s financial and strategic results for the year. SRS and Adjusted EBT were negatively impacted by factors that include impairment and other lease charges, challenging market conditions impacting the restaurant industry, sales cannibalization from new Company-owned restaurants on existing Company-owned restaurants at Pollo Tropical, and Company-owned Pollo Tropical restaurant performance in emerging markets. As a result, there were no short-term cash incentive payouts given the Company’s performance relative to budget for SRS and Adjusted EBT. In addition, The Company did not achieve at least 75% of its EBT target for 2016 and, accordingly, the first 25% of the 2016 restricted stock awards and the second 25% of the 2015 restricted stock awards to the NEOs did not vest and were forfeited.

Significant Portion of Targeted CEO Compensation is At-Risk

72% of CEO pay is at-risk which incentivizes executive performance to drive shareholder value

The Role of Shareholder Feedback and Vote Results

The Company’s board of directors, Compensation Committee, and management value the opinions of the Company’s shareholders. The Company is open to receiving feedback from shareholders, and currently provides shareholders with the opportunity to cast an advisory vote to approve NEO compensation every year, or Say-on-Pay. The Compensation Committee considers any feedback it receives from shareholders, as well as the outcome of the vote, when making compensation decisions for NEOs. For the Say-on-Pay proposal at the 2016 Annual Meeting, more than 99% of the shares cast on the proposal were voted in favor of the proposal. The Compensation Committee believes that this evidences the Company’s shareholders’ support for its approach to executive compensation. The Compensation Committee will continue to consider shareholder feedback and the outcome of the Company’s Say-on-Pay votes when making future compensation decisions for its NEOs.

Executive Compensation Components

Base Salary

The Compensation Committee reviews and considers salary increases of our NEOs on an annual basis, taking into consideration factors such as the Company’s compensation philosophy and strategy, the Company’s performance, individual executive performance and tenure, internal equity among executives, and competitive market pay levels. In 2016, the Compensation Committee increased Mr. Meisenheimer’s salary by 14.4% and Mr. Brink’s salary by 8%. No other NEOs received a base salary increase in 2016 and no NEOs received a base salary increase in 2017. Mr. Meisenheimer’s annual base salary was increased effective October 1, 2016 when he became Interim Chief Executive Officer and President.

Short-Term Incentive

The Short-Term Incentive Program creates a variable pay opportunity tied to corporate, brand, and individual executive performance. The purpose of the Short-Term Incentive Program is to align annual incentive payments with annual performance goals that are aligned with our strategy to create sustainable value for shareholders. For the Company’s short-term incentive compensation program in 2016, all NEOs were eligible to receive a cash bonus tied to the achievement of SRS, Adjusted Earnings Before Tax, which we refer to as “Adjusted EBT”, and individual goals and objectives, which we refer to as “MBO”. SRS is referred to as comparable restaurant sales in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2017 filed with the SEC on February 27, 2017, which we refer to as the “2016 Form 10-K”. Adjusted EBT refers to income before taxes (which is set forth in Note 11 to the Company’s consolidated financial statements included in the 2016 Form 10-K).

For 2016, each NEO had a threshold, target, and maximum award opportunity for SRS and Adjusted EBT, where the threshold award opportunity was equal to 50% of target and the maximum award opportunity was equal to 150% of target. For 2016, each NEO also had an award opportunity for MBO performance measures ranging from 0% to 100% of the target award opportunity, subject to achievement of at least 75% of budgeted EBT target.

The following table sets forth the target weighting applicable to each measure for each NEO in 2016:

		FRGI Consolidated		Pollo Tropical		Taco Cabana
Executive	Position Title	SRS	Adjusted EBT	SRS	Adjusted EBT	SRS	Adjusted EBT	Individual MBO	Total % of Target
Timothy P. Taft	Former CEO & President	20.0%	60.0%	0.0%	0.0%	0.0%	0.0%	20.0%	100.0%
Danny K. Meisenheimer	Senior Vice President and Chief Operating Officer, Former Interim CEO & President(1)	2.5%	7.5%	24.5%	45.5%	0.0%	0.0%	20.0%	100.0%
Lynn S. Schweinfurth	Senior Vice President, CFO & Treasurer	20.0%	60.0%	0.0%	0.0%	0.0%	0.0%	20.0%	100.0%
Joseph A. Zirkman	Senior Vice President, GC & Secretary	20.0%	60.0%	0.0%	0.0%	0.0%	0.0%	20.0%	100.0%
John Todd	Former Group Vice President, Chief Development Officer	20.0%	60.0%	0.0%	0.0%	0.0%	0.0%	20.0%	100.0%
Joseph Brink	Chief Procurement Officer	20.0%	60.0%	0.0%	0.0%	0.0%	0.0%	20.0%	100.0%
Todd Coerver	Former COO, Taco Cabana	2.5%	7.5%	0.0%	0.0%	24.5%	45.5%	20.0%	100.0%

____________

(1)      The target weighting applicable to each measure in the table above with respect to Mr. Meisenheimer reflects his role as Chief Operating Officer, Pollo Tropical from January 4, 2016 until September 29, 2016. Upon assuming the position of Interim Chief Executive Officer and President beginning October 1, 2016 through January 1, 2017, the target weightings applicable to each measure are as follows: FRGI Consolidated SRS 2 0.0%, Fiesta Consolidated Adjusted EBT 60.0%; Pollo Tropical SRS 0.0%, Pollo Tropical Adjusted EBT 0.0%; Taco Cabana SRS 0.0%, Taco Cabana Adjusted EBT 0.0% and Individual MBO 20.0%, totaling 100% of Target.

The following table sets forth the (a) threshold award opportunity amount, target award opportunity amount, the maximum award opportunity amount with respect to SRS and Adjusted EBT for FRGI Consolidated, Pollo Tropical, and Taco Cabana, (b) actual SRS and Adjusted EBT amounts achieved in 2016 for FRGI Consolidated, Pollo Tropical, and Taco Cabana, and (c) achievement percentage of actual SRS and Adjusted EBT amounts achieved in 2016 for FRGI Consolidated, Pollo Tropical, and Taco Cabana relative to the target award opportunity amount:

	Threshold	Target	Maximum	Actual	Achievement Percentage
FRGI Consolidated SRS	2.7%	3.0%	3.3%	(2.0)%	(66.7)%
Pollo Tropical SRS(1)	2.3%	2.6%	2.9%	(1.6)%	(61.5)%
Taco Cabana SRS(2)	3.2%	3.5%	3.9%	(2.5)%	(71.4)%

	Threshold $ millions	Target $ millions	Maximum $ millions	Actual $ millions	Achievement Percentage
FRGI Consolidated Adjusted EBT	$61.7	$68.6	$75.5	$27.5	40.1%
Pollo Tropical Adjusted EBT(1)	$35.3	$39.2	$43.1	$6.2	15.8%
Taco Cabana Adjusted EBT(2)	$26.5	$29.4	$32.3	$21.3	72.3%

____________

(1)      The SRS and Adjusted EBT amounts for our Pollo Tropical brand are only applicable to Mr. Meisenheimer.

(2)      The SRS and Adjusted EBT amounts for our Taco Cabana brand are only applicable to Mr. Coerver. The minimum achievement percentage of 90% would result in a payment of 50% of target while an achievement percentage of 110% or greater would result in a maximum payment of 150% for each of SRS and Adjusted EBT and multiplied by the target weighting. Straight line interpolation between threshold and target achievement and between target and maximum achievement will be used in the payout calculation.

In 2016, Adjusted EBT was adjusted to exclude $1.6 million of financial and legal fees primarily related to a review of strategic alternatives, $0.5 million of office restructuring and relocation costs and $0.3 in legal settlement costs associated with a class action litigation, partially offset by benefits related to litigation matters. Adjusted EPS was adjusted $0.06 to exclude the same items. In 2015, Adjusted EBT was adjusted to exclude $1.7 million of fees and other costs related to a class action lawsuit settlement plus legal and other fees incurred in defending the action, and $0.1 million of costs related to legal and tax accounting professional fees associated with the review of strategic alternatives for the Company’s Taco Cabana brand. In 2015, Adjusted EPS was adjusted $0.04 to exclude the same items. No adjustments were made to Adjusted EBT in 2014.

The following table sets forth the target short-term incentive opportunity for each NEO for 2016, as well as the actual 2016 short-term incentive earned based on results:

Executive	Position Title	Base Salary	Target Short- Term Incentive % Salary	Target Short- Term Incentive $ Value	Actual Short- Term Incentive % Target	Actual Short- Term Incentive $ Value
Timothy P. Taft	Former Chief Executive Officer & President	$550,000	90.0%	$495,000	0.0%	$0
Danny K. Meisenheimer	Senior Vice President and Chief Operating Officer, Former Interim Chief Executive Officer & President(1)	$295,333	60.0%	$177,200	0.0%	$0
Lynn S. Schweinfurth	Senior Vice President, Chief Financial Officer & Treasurer	$352,000	60.0%	$211,200	0.0%	$0
Joseph A. Zirkman	Senior Vice President, General Counsel & Secretary	$326,700	60.0%	$196,020	0.0%	$0
John Todd	Former Group Vice President, Chief Development Officer	$330,000	60.0%	$198,000	0.0%	$0
Joseph Brink	Chief Procurement Officer	$200,232	40.0%	$80,093	0.0%	$0
Todd Coerver	Former Chief Operating Officer, Taco Cabana	$288,400	60.0%	$173,040	0.0%	$0

____________

(1)      The Base Salary and Target Short-term Incentive $ Value amounts in the table above with respect to Mr. Meisenheimer were prorated based on Mr. Meisenheimer’s role as Chief Operating Officer, Pollo Tropical from January 4, 2016 until September 29, 2016 and as Interim Chief Executive Officer and President from October 1, 2016 until January 1, 2017.

The consolidated and brand SRS and Adjusted EBT results were formulaic calculations based on actual performance in 2016 relative to budgeted target amounts. The individual MBO results were based on an assessment of each individual’s accomplishments relative to pre-determined goals for the year. The Compensation Committee assessed the individual performance of each NEO. The determination of whether MBO goals and objectives were met by each NEO was not entirely formulaic, objective, or quantifiable; rather, the individual performance considerations included some factors (among others) that were subjective judgments in connection with the compensation decision.

SRS and Adjusted EBT were negatively impacted by factors that include impairment and other lease charges, challenging market conditions impacting the restaurant industry, sales cannibalization from new Company-owned restaurants on existing Company-owned restaurants at Pollo Tropical, and Company-owned Pollo Tropical restaurant performance in emerging markets. As a result, there were no short-term cash incentive payouts given the Company’s performance relative to budget for SRS and Adjusted EBT.

Long-Term Incentive

The Company has adopted a long-term incentive program that provides the opportunity for annual equity grants to the NEOs pursuant to the Plan. The purpose of the long-term incentive program is to align long-term pay with long-term performance goals by providing stock-based compensation that will reward executives for creating sustainable shareholder value. The following sets forth the target long-term incentive grant date value (based on the closing price of the common stock on the date of grant) for each NEO for 2016:

Executive	Position Title	Target Long-Term Incentive $ Value
Timothy P. Taft	Former Chief Executive Officer & President	$950,000
Danny K. Meisenheimer	Senior Vice President and Chief Operating Officer, Former Interim Chief Executive Officer & President	$275,000
Lynn S. Schweinfurth	Senior Vice President, Chief Financial Officer & Treasurer	$450,000
Joseph A. Zirkman	Senior Vice President, General Counsel & Secretary	$225,000
John Todd	Former Group Vice President, Chief Development Officer	$200,000
Joseph Brink	Chief Procurement Officer	$100,000
Todd Coerver	Former Chief Operating Officer, Taco Cabana	$175,000

The Compensation Committee has established a policy to provide that restricted stock and performance stock unit grants to employees, including the NEOs, which are determined pursuant to the target long-term incentive grant date value, will be granted annually in February or March on a grant date which is five business days following the announcement of the Company’s financial results for the prior fiscal year with annual vesting dates linked to the grant date. Accordingly, the measurement of the value of any restricted stock grant or performance stock unit grant would be based upon the price of our common stock at the close of business on such grant date. Because the Compensation Committee’s policy is to grant restricted stock and performance stock units on a fixed date, the Compensation Committee may have previously, or may in the future grant restricted stock at a time when it, as well as the senior management, may be aware of material non-public information that, once made public, could either have a positive or negative effect on the price of our common stock.

Restricted Stock

The use of restricted stock creates stock ownership opportunities and retention strength. The 2016 restricted stock grants represented 50% of each NEO’s annual equity target opportunity. The 2016 restricted stock awards vest 25% on each anniversary date over four years if the minimum performance condition for vesting is met each year. This performance condition requires the Company to achieve at least 75% of its EBT target each year in order for the restricted stock to vest at the time the service condition is satisfied. This performance condition prevents shares from vesting at the vesting date if the Company did not achieve at least 75% of its EBT target for the preceding year. The Company did not achieve at least 75% of its EBT target for 2016 and, accordingly, the first 25% of the 2016 restricted stock awards and the second 25% of the 2015 restricted stock awards to the NEOs did not vest and were forfeited in February and March 2017 as follows: Mr. Meisenheimer — 1,505 shares, Ms. Schweinfurth — 2,462 shares, Mr. Zirkman — 1,231 shares, Mr. Todd — 1,095 shares and Mr. Brink — 355 shares.

Performance Stock Units

The use of performance stock units creates alignment between long-term pay and long-term company performance. The 2016 performance stock unit grants represented 50% of each NEO’s total annual equity target opportunity. The performance criterion for the performance stock units is three-year cumulative Adjusted EPS. A three-year cumulative Adjusted EPS goal of $5.80 was approved by the Compensation Committee. The potential payout under the 2016 grant of performance stock units will be in 2019 based on the Company’s financial results for the three year period including 2016, 2017, and 2018.

Payouts (consisting of shares of common stock issued under the Plan) ranging from 50%-200% are earned based on a sliding scale of performance between 90%-120% of the Adjusted EPS goal. Performance below 90% of goal results in no payout.

The potential payout under the 2016 grant of performance stock units will be in 2019 based on the Company’s financial results for the three year period including 2016, 2017, and 2018.

The following table sets forth the threshold, target, and maximum performance stock unit grant levels for each NEO for 2016, with the Target # of Shares being the actual grant of performance stock units for 2016:

Executive	Position Title	Threshold # of Shares	Target # of Shares	Maximum # of Shares
Timothy P. Taft	Former Chief Executive Officer & President	6,738	13,476	26,952
Danny K. Meisenheimer	Senior Vice President and Chief Operating Officer, Former Interim Chief Executive Officer & President	1,951	3,901	7,802
Lynn S. Schweinfurth	Senior Vice President, Chief Financial Officer & Treasurer	3,192	6,383	12,766
Joseph A. Zirkman	Senior Vice President, General Counsel & Secretary	1,596	3,192	6,384
John Todd	Former Group Vice President, Chief Development Officer	1,419	2,837	5,674
Joseph Brink	Chief Procurement Officer	710	1,419	2,838
Todd Coerver	Former Chief Operating Officer, Taco Cabana	1,242	2,483	4,966

For the above table, the number of shares was calculated using the grant date stock price of $35.25.

The following table sets forth the threshold, target, and maximum three-year Adjusted EPS benchmarks established by the Compensation Committee for the 2016 awards of performance stock units as well as the potential payout of shares that are determined by the actual, cumulative Adjusted EPS achieved by the Company.

	Cumulative 3-Year Adjusted EPS	% Adjusted Target Achieved	% Payout of Target Performance Stock Units
Threshold	$5.06	90%	50%
Target	$5.62	100%	100%
Maximum	$6.74	120%	200%

Retention Bonus

In November 2016, the Company entered into agreements with certain key employees including several of our NEO’s that provided for retention bonuses and (except in the case of Mr. Brink) severance arrangements. The purpose of the such agreements was to ensure continuity in our senior management team by increasing the likelihood that such key senior executives would remain employed with the Company while the Company was engaged in searching for a new Chief Executive Officer and after a new Chief Executive Officer was appointed.

The Company entered into an agreement, which we refer to as the “Schweinfurth Agreement”, with Ms. Schweinfurth on November 4, 2016 which are further described on pages 45 and 53 of this Proxy Statement. Pursuant to the Schweinfurth Agreement, Ms. Schweinfurth was entitled to a retention bonus payment of $150,000 which was paid in February 2017 subject to the provisions of the Schweinfurth Agreement.

The Company entered into an agreement, which we refer to as the “Meisenheimer Agreement” with Mr. Meisenheimer on November 4, 2016 which is further described on pages 46 and 52 of this Proxy Statement. Pursuant to the Meisenheimer Agreement, Mr. Meisenheimer was entitled to a retention bonus payment of $175,000 which was paid in February 2017 subject to the provisions of the Meisenheimer Agreement.

The Company entered into an agreement, which we refer to as the “Zirkman Agreement” with Mr. Zirkman on November 4, 2016 which is further described on pages 45 and 54 of this Proxy Statement. Pursuant to the Zirkman Agreement, Mr. Zirkman was entitled to a retention bonus payment of $100,000 which was paid in February 2017 subject to the provisions of the Zirkman Agreement.

The Company entered into a Retention Bonus Agreement, which we refer to as the “Brink Agreement” with Mr. Brink on November 9, 2016 which is further described on page 46 of this Proxy Statement. Pursuant to the Brink Agreement, Mr. Brink was entitled to a retention bonus payment of $40,000 which was paid in February 2017 subject to the provisions of the Brink Agreement.

Additional Compensation Policies and Practices

Executive Stock Ownership Guidelines

Executives of the Company are expected to acquire and continue to hold shares of the Company’s common stock having an aggregate market value which equals or exceeds a multiple of base salary as outlined below within five years of being named an Executive.

The following sets forth the minimum stock ownership level for each NEO:

Executive	Position Title	Salary Multiple
Timothy P. Taft	Former Chief Executive Officer & President	3x
Danny K. Meisenheimer	Senior Vice President and Chief Operating Officer, Former Interim Chief Executive Officer & President	1x
Lynn S. Schweinfurth	Senior Vice President, Chief Financial Officer & Treasurer	1x
Joseph A. Zirkman	Senior Vice President, General Counsel & Secretary	1x
John Todd	Former Group Vice President, Chief Development Officer	1x
Joseph Brink	Chief Procurement Officer	1x
Todd Coerver	Former Chief Operating Officer, Taco Cabana	1x

Only actual shares owned by each executive, including direct and indirect ownership as reported to the SEC, count toward compliance with these guidelines.

Compensation Clawback Policy

The Company has adopted a compensation clawback policy. The NEOs are covered by the policy, which enables the board of directors to seek repayment of incentive compensation that was paid based on financial results that are subsequently restated whereby the amount of incentive compensation that would have been awarded or earned based on the restated financial results is lower than what was paid based on the original financial results. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

Compensation Governance Practices

The Compensation Committee believes that the Company has strong governance practices in place with respect to executive compensation, as evidenced by the following:

•         Fully independent Compensation Committee;

•         Fully independent compensation advisor reporting directly to the Compensation Committee;

•         Compensation Clawback Policy in the event of a financial restatement;

•         Executive and Outside Director stock ownership requirements;

•         Prohibition on hedging and pledging Company stock; and

•         No perquisites provided to our NEOs.

Executive Compensation Roles and Responsibilities

Compensation Committee

The Compensation Committee establishes the overall compensation philosophy and strategy for the NEOs, determines the Chief Executive Officer’s compensation, and reviews and approves compensation levels, plan designs, policies, and practices that it believes are aligned with this philosophy and strategy and that are in the best interests of the Company and its shareholders. Although the Compensation Committee receives input from the Chief Executive Officer (particularly with respect to the other NEOs), executive leadership, and its independent compensation advisor, the Compensation Committee makes its own independent determinations regarding executive compensation.

Chief Executive Officer

The Chief Executive Officer attends portions or all of certain Compensation Committee meetings and makes specific recommendations to the Compensation Committee with respect to each NEO’s compensation other than his own. This information is reviewed and considered by the Compensation Committee along with all other relevant factors and circumstances. The Chief Executive Officer is never present when the Compensation Committee meets in executive sessions to discuss the compensation of the NEOs.

Executive Leadership

Various members of executive leadership provide information from time to time either to the Chief Executive Officer or to the Compensation Committee directly. For example, the Chief Financial Officer provides information regarding financial performance and payouts under the short-term incentive program and the General Counsel provides information regarding executive compensation policies and practices such as stock ownership requirements. No members of executive leadership, other than the Chief Executive Officer, generally attend Compensation Committee meetings.

Independent Compensation Advisor

The Compensation Committee has the authority to retain a compensation advisor. Since 2012, the Compensation Committee has annually chosen to retain Pearl Meyer as its compensation advisor. In selecting Pearl Meyer, the Compensation Committee considered the SEC’s independence criteria and concluded that Pearl Meyer is independent per the criteria and that the work of Pearl Meyer did not raise any conflicts of interest. Pearl Meyer reports directly to the Compensation Committee, and provides no other services to the Company. Pearl Meyer’s services to the Compensation Committee include providing periodic data and information regarding market pay practices and trends, as well as assisting in the development of appropriate compensation program designs and policies, and the preparation of the CD&A. The Compensation Committee has been satisfied with Pearl Meyer’s services.

Change of Control Agreements

During 2016, the Company did not have change of control agreements with any of its NEOs.

Richard Stockinger was appointed Chief Executive Officer and President of the Company effective February 28, 2017. On February 24, 2017, the Company entered into an Executive Employment Agreement, which we refer to as the “Stockinger Employment Agreement”, with Mr. Stockinger and which is further described on page 47 of this Proxy Statement. The Stockinger Employment Agreement provides for certain potential enhanced benefits upon a termination of employment following a change of control of the Company.

The Plan and individual award agreements for awards of restricted stock and performance stock units contain a change of control provision. Under the Plan and individual award agreements for restricted stock, in the event of a change of control of the Company, the vesting provisions on all outstanding unvested restricted shares shall be accelerated and such shares will become fully vested and free of all restrictions. With regard to performance stock units, in the event of a change of control, if the performance stock unit awards (i) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then a portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest, and (ii) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the Plan) within one year of the date of the change of control, a portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest.

The Role of Benchmarking

The Compensation Committee periodically requests data and information regarding the pay practices and program designs of other, similar companies. However, the Compensation Committee does not benchmark or target a specified pay level or percentile, nor does it follow the practices of similar companies. Instead, the Compensation Committee considers this information along with all other relevant facts and circumstances facing the Company and the executives. Such factors include Company performance, individual executive performance, internal equity, succession planning, affordability, return on investment, accounting expense, tax deductibility and shareholder dilution. During 2016, the Compensation Committee did not request such data and information.

Retirement Benefits

The Company provides and maintains a 401(k) Savings Plan, which we refer to as the “401(k) Plan”, and a Deferred Compensation Plan, which we refer to as the “Deferred Compensation Plan”, which are intended to provide the Company’s team members with a competitive tax-deferred long-term savings vehicle. The 401(k) Plan is a qualified 401(k) plan and the Deferred Compensation Plan is a non-qualified deferred compensation plan. The NEOs are not eligible to participate in a qualified 401(k) plan once they have been excluded as “highly compensated” employees (as defined under the Code). Under the Deferred Compensation Plan, eligible employees may elect to voluntarily defer portions of their base salary and annual bonus. An eligible employee may elect, with a deferral agreement, to defer all or a specified amount or percentage of base salary and, if applicable, all or a specified amount or percentage of cash bonuses. All amounts deferred by the participants earn interest at 8% per annum. The Company does not provide any matching contributions to the Deferred Compensation Plan.

Executive Perquisites

We did not provide any perquisites to our NEOs in 2016.

Tax Implications

The Compensation Committee has considered the impact of Section 162(m) of the Code. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. It is the intent of the Company and the Compensation Committee to maximize the deductibility of our executives’ compensation whenever possible. However, the Compensation Committee does not believe that compensation decisions should be based solely upon the amount of compensation that is deductible for federal income tax purposes. Accordingly, the Compensation Committee reserves the right to award compensation that is or could become non-deductible when it believes that such compensation is consistent with our strategic goals and in our best interests.

Report of the Compensation Committee

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

COMPENSATION COMMITTEE
STACEY RAUCH (Chairman)
BRIAN P. FRIEDMAN
JACK A. SMITH
PAUL E. TWOHIG

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the fiscal year ended January 1, 2017 were Stacey Rauch, Brian P. Friedman, and Jack A. Smith. None of the members of the Compensation Committee were, during such year, an officer of us or any of our subsidiaries or had any relationship with us other than serving as a director. In addition, no executive officer served as a director or a member of the compensation committee of any other entity, other than any subsidiary of ours, one of whose executive officers served as a director or on our Compensation Committee. None of the members of our Compensation Committee had any relationship required to be disclosed under this caption under the rules of the SEC.

Summary Compensation Table

The following table summarizes historical compensation awarded, paid to or earned by the NEOs for the fiscal year ended January 1, 2017, January 3, 2016, and December 28, 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Timothy P. Taft	2016	$454,808	(6)	—	$950,058	—	$—	$31,063	—	$1,435,929
Chief Executive Officer	2015	$550,000		—	$950,056	—	$99,000	$20,197	—	$1,619,253
and President(5)	2014	$525,000		—	$750,006	—	$499,800	$6,108	—	$1,780,914

Danny K. Meisenheimer	2016	$295,333		—	$275,021	—	$—	$6,247	$80,709	$657,310
Chief Operating Officer,	2015	$288,400		—	$275,122	—	$34,608	$6,668	—	$604,798
Pollo Tropical(7)	2014	$280,000		—	$245,018	—	$189,512	$3,373	—	$717,903

Lynn S. Schweinfurth	2016	$352,000		—	$450,002	—	$—	$11,221	—	$813,223
Sr. Vice President,	2015	$352,004		—	$450,129	—	$42,240	$8,277	—	$852,650
Chief Financial Officer and Treasurer	2014	$320,004		—	$385,002	—	$228,480	$3,437	—	$936,923

Joseph A. Zirkman	2016	$326,700		—	$225,036	—	$—	$8,077	—	$559,813
Sr. Vice President,	2015	$326,700		—	$225,065	—	$39,204	$5,781		$596,750
General Counsel and Secretary	2014	$297,000		—	$285,013	—	$212,058	$2,972	$85,951	$882,994

John A Todd	2016	$330,000		—	$200,009	—	$3,454	$310	—	$533,773
Chief Operating Officer,	2015	$330,000		—	$200,101	—	$39,600	—	—	$569,701
Pollo Tropical(8)	2014	$300,000		—	$195,023	—	$178,500	—	—	$673,523

Joseph W Brink	2016	$200,232		—	$100,040	—	$—	—	—	$300,272
Chief Procurement Officer	2015	$185,400		—	$100,025	—	$40,046	—	—	$325,471
	2014	$180,000		—	$155,028	—	$85,680	—	—	$420,708

Todd Coerver	2016	$231,805	(10)	—	$175,052	—	$—	$3,074	—	$409,931
Chief Operating Officer,	2015	$288,400		—	$175,007	—	$173,559	$2,142	—	$639,108
Taco Cabana(9)	2014	$280,000		—	$150,028	—	$178,500	$1,818	—	$610,346

____________

(1)      These amounts represent the aggregate grant date fair value of restricted stock and performance stock units granted and approved by the Compensation Committee in each of the fiscal years presented and are consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. There were the following forfeitures in 2016: Timothy Taft, 41,002 shares and Todd Coerver, 10,445 shares. There were no other forfeitures by any other NEO in 2016. These amounts reflect the grant date fair value for these awards and do not correspond to the actual value that will be recognized by the NEOs. The actual value, if any, that an NEO may realize will depend on the stock price at the date of vesting. These grants are included and discussed further in the tables below under “Outstanding Equity Awards at Fiscal Year-End”. Awards granted in 2016 were comprised of 50% restricted stock and 50% performance stock units. The maximum award payment value (at 200%) for the performance stock units granted in 2016 would be: Mr. Taft - $950,058; Mr. Meisenheimer - $275,021; Ms. Schweinfurth - $450,002; Mr. Zirkman - $225,036; Mr. Todd - $200,009; Mr. Brink - $100,040 and Mr. Coerver - $175,052.

(2)      We provide short term cash incentive bonus compensation to our NEOs based on the achievement of certain financial performance goals on a consolidated basis and at the brand level, and an individual’s achievement of certain specified objectives. See “Compensation Discussion and Analysis” above for a discussion of our Short Term Incentive Program for the bonus amounts earned in fiscal year 2016. Amounts include any cash bonuses paid in fiscal year 2017, 2016, and 2015 with respect to services rendered in fiscal year 2016, 2015, and 2014, respectively.

(3)      These amounts represent the above-market portion of earnings on compensation deferred by the NEOs under our nonqualified Deferred Compensation Plan. Earnings on deferred compensation are considered to be above-market to the extent that the rate of interest exceeds 120% of the applicable federal long-term rate. At January 2, 2017, January 3, 2016, and December 28, 2014, 120% of the federal long-term rate was 3.26%, 3.14%, and 3.24%, per annum, respectively, and the interest rate paid to participants was 8% per annum.

(4)      Represents reimbursement of the following moving expenses: Mr. Zirkman’s relocation to Dallas, Texas in August of 2014, of which $63,821 represents reimbursable costs and $22,130 represents the “gross-up” on amounts to cover the taxes payable to Mr. Zirkman on such reimbursement and Mr. Meisenheimer’s relocation to Dallas, Texas in June 2016, of which $59,599 represents reimbursable costs and $21,110 represents the “gross-up” on amounts to cover the taxes payable to Mr. Meisenheimer on such reimbursement.

(5)      Mr. Taft retired as Chief Executive Officer and President of the Company effective September 30, 2016.

(6)      Represents total base salary paid to Mr. Taft through September 30, 2016.

(7)      Mr. Meisenheimer served as Interim Chief Executive Officer and President of the Company from October 1, 2016 until February 28, 2017 and as Chief Operating Officer, Pollo Tropical until February 28, 2017. Mr. Meisenheimer has served as Senior Vice President and Chief Operating Officer of the Company since February 28, 2017.

(8)      Mr. Todd served as Group Vice President, Chief Development Officer until January 1, 2017.

(9)      Mr. Coerver resigned as Chief Operating Officer, Taco Cabana effective October 20, 2016.

(10)   Represents total base salary paid to Mr. Coerver through October 20, 2016.

Taft Letter Agreement, Employment Agreement and Agreement

Carrols Restaurant Group, Inc. and Mr. Taft entered into an offer letter, which we refer to as the “Taft Letter Agreement”, on July 19, 2011, which was assigned to the Company in connection with the spin-off. On February 20, 2014, the Company and Mr. Taft entered into an Executive Employment Agreement, which we refer to as the “Taft Employment Agreement”, which replaced and superseded the Taft Letter Agreement. The term of the Taft Employment Agreement was from February 20, 2014 until December 31, 2014 and automatically renewed for successive one year terms unless the Taft Employment Agreement was not renewed by Mr. Taft or us or was terminated according to its terms. The Taft Employment Agreement was renewed for 2015 and 2016.

Pursuant to the Taft Employment Agreement, Mr. Taft’s base salary was set at $525,000 for 2014, subject to annual increases, as approved by our Compensation Committee. Pursuant to the Taft Employment Agreement, Mr. Taft was eligible to (i) receive a short term incentive bonus, intended to qualify as performance-based compensation under Section 162(m) of the Code, with a target of 80% of Mr. Taft’s then base salary based upon attainment of objectives to be established by our Compensation Committee, which the Compensation Committee increased to 90% for 2015, (ii) participate in any long-term incentive bonus plan of ours intended to qualify as performance-based compensation under Section 162(m) of the Code existing from time to time for its executives, and (iii) receive an annual equity grant of $750,000, which the Compensation Committee increased as of 2015 to $950,000.

The Taft Employment Agreement also provided that if Mr. Taft’s employment with us was terminated by us in connection with a non-renewal of the Taft Employment Agreement without Cause (as defined in the Taft Employment Agreement) or for reasons other than Cause, death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or was voluntarily terminated by Mr. Taft for Good Reason (as defined in the Taft Employment Agreement), he was entitled to receive (i) one year of his then base salary, (ii) a pro rata portion of any annual cash bonus that Mr. Taft would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the payment by us of premium payments for a period of up to twelve months if Mr. Taft and his dependents elect coverage under our health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act, and (iv) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination.

If Mr. Taft’s employment with us was terminated by us for Cause or if his employment with us ended due to death, permanent and total disability or due to a voluntary non-renewal of the Taft Employment Agreement or voluntary termination of employment by Mr. Taft without Good Reason, he was entitled to receive any earned but unpaid compensation as well as any other amounts or benefits owing to Mr. Taft under the terms of any employee benefit plan of ours.

Mr. Taft, pursuant to the Taft Employment Agreement, agreed, for a period of one year following his termination of employment with us, not to directly or indirectly solicit for employment or employ any person who is or was employed by us within six months prior to his termination date.

Additionally, under the Taft Employment Agreement, Mr. Taft agreed for a period of one year following his termination of employment with us, not to be employed by, or associated with, as an employee, consultant, director or in any other capacity, any company operating Tex-Mex or Mexican-themed quick service, quick casual or casual dining restaurants which competes with our Taco Cabana concept, or any company operating Hispanic-themed quick-service, quick-casual, fast-casual or casual dining restaurants which feature grilled chicken as the primary or central menu item and also competes with our Pollo Tropical concept.

In connection with Mr. Taft’s retirement as our Chief Executive Officer and President effective September 30, 2016, on September 27, 2016, we and Mr. Taft entered into an agreement, which we refer to as the “Taft Agreement”, whereby we agreed to accelerate the time based vesting of 21,898 restricted shares of our Common Stock previously issued to Mr. Taft under our Plan. Pursuant to the Taft Agreement, Mr. Taft agreed to extend the period of his covenant to not compete under the Taft Employment Agreement dated as of February 20, 2014 to two years from one year.

Schweinfurth Letter Agreement and Schweinfurth Agreement

Pursuant to the terms of an offer letter between Fiesta Restaurant Group and Ms. Schweinfurth entered into on June 29, 2012, which we refer to as the “Schweinfurth Letter Agreement”, Ms. Schweinfurth earned an annual base salary of $320,000 beginning in 2012 and became eligible for annual merit increases beginning in 2014 based upon recommendations of our Chief Executive Officer and Compensation Committee. The Schweinfurth Letter Agreement also provided that Ms. Schweinfurth would participate in the executive bonus program, as established by our Compensation Committee.

Pursuant to the Schweinfurth Letter Agreement, within 30 days of July 16, 2012, the date of Ms. Schweinfurth’s commencement of employment with the Company, Ms. Schweinfurth received a one-time sign on grant of 50,000 shares of restricted common stock of the Company in connection with her appointment as our Vice President, Chief Financial Officer and Treasurer. The restricted shares of the Company’s common stock granted to Ms. Schweinfurth vested over four years at the rate of 25% per annum beginning on the first anniversary of the date of grant and are subject to provisions of the Plan.

The Schweinfurth Letter Agreement also provided that in the event Ms. Schweinfurth is terminated without Cause (as defined in the Schweinfurth Letter Agreement), she was entitled to receive a severance payment equal to her twelve months base salary and the pro-rated portion of her bonus payable, provided that a bonus would have been payable.

On November 4, 2016, the Company and Ms. Schweinfurth entered into the Schweinfurth Agreement pursuant to which Ms. Schweinfurth is entitled to a retention bonus payment of (a) $150,000, which we refer to as the “Schweinfurth 2016 Bonus”, which was paid in February 2017; provided that if Ms. Schweinfurth (i) voluntarily resigns as an employee of the Company other than for Good Reason (as defined in the Schweinfurth Agreement) or gives notice of such resignation any time during the twelve month period following the payment date of the Schweinfurth 2016 Bonus or (ii) if Ms. Schweinfurth voluntarily resigns as an employee of the Company other than for Good Reason any time prior to December 31, 2017 and fails to provide at least six months prior written notice of such voluntary resignation, Ms. Schweinfurth shall repay the Schweinfurth 2016 Bonus to the Company, and (b) $150,000 less any amount related to short term incentive compensation received by Ms. Schweinfurth under the Company’s Executive Bonus Plan (as defined in the Schweinfurth Agreement), which we refer to as the “Schweinfurth 2017 Bonus”, payable in February 2018, provided that Ms. Schweinfurth remains employed with the Company through the payment date of the Schweinfurth 2017 Bonus. The Schweinfurth Agreement also modifies and supersedes the severance bonus arrangements contained in the Schweinfurth Letter Agreement, and provides that upon a termination of Ms. Schweinfurth’s employment by the Company without Cause (as defined in the Schweinfurth Agreement) or termination of Ms. Schweinfurth’s employment by Ms. Schweinfurth with Good Reason, Ms. Schweinfurth is entitled to (i) an amount equal to one times Ms. Schweinfurt’s highest annual base salary in effect prior to the date Ms. Schweinfurth’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan for the year in which Ms. Schweinfurth’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Ms. Schweinfurth’s employment is terminated). The Schweinfurth Agreement terminates (other than the severance bonus provisions which shall survive any such termination, consistent with the terms of the Schweinfurth Letter Agreement) on December 31, 2018 and if renewed by the Company upon 90 days written notice prior to the expiration of the initial term, on December 31, 2019, unless terminated sooner in accordance with the terms of the Schweinfurth Agreement.

Zirkman Agreement

On November 4, 2016, the Company and Mr. Zirkman entered into the Zirkman Agreement pursuant to which Mr. Zirkman is entitled to a retention bonus payment of (a) $100,000, which we refer to as the “Zirkman 2016 Bonus”, which was paid in February 2017; provided that if Mr. Zirkman (i) voluntarily resigns as an employee of the Company other than for Good Reason (as defined in the Zirkman Agreement) or gives notice of such resignation any time during the twelve month period following the payment date of the Zirkman 2016 Bonus or (ii) if Mr. Zirkman voluntarily resigns as an employee of the Company other than for Good Reason any time prior to December 31, 2017 and fails to provide at least six months prior written notice of such voluntary resignation, Mr. Zirkman shall repay the Zirkman 2016 Bonus to the Company, and (b) $100,000 less any amount related to short term incentive compensation received by Mr. Zirkman under the Company’s Executive Bonus Plan (as defined in the Zirkman Agreement), which we refer to as the “Zirkman 2017 Bonus”, payable in February 2018, provided that Mr. Zirkman remains employed with the Company through the payment date of the Zirkman 2017 Bonus. The Zirkman Agreement also provides that upon a termination of Mr. Zirkman’s employment by the Company without Cause (as defined in the Zirkman Agreement) or termination of Mr. Zirkman’s employment by Mr. Zirkman with Good Reason, Mr. Zirkman is entitled to (i) an amount equal to one times Mr. Zirkman’s highest annual base salary in effect prior to the date Mr. Zirkman’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Zirkman Agreement) for the year in which Mr. Zirkman’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Mr. Zirkman’s employment is terminated). The Zirkman Agreement terminates on December 31, 2018 and if renewed by the Company upon 90 days written notice prior to the expiration of the initial term, on December 31, 2019, unless terminated sooner in accordance with the terms of the Zirkman Agreement.

Meisenheimer Agreement

On November 4, 2016, the Company and Mr. Meisenheimer entered into the Meisenheimer Agreement pursuant to which Mr. Meisenheimer is entitled to a retention bonus payment of (a) $175,000, which we refer to as the “Meisenheimer 2016 Bonus”, which was paid in February 2017; provided that if Mr. Meisenheimer (i) voluntarily resigns as an employee of the Company other than for Good Reason (as defined in the Meisenheimer Agreement) or gives notice of such resignation any time during the twelve month period following the payment date of the Meisenheimer 2016 Bonus or (ii) if Mr. Meisenheimer voluntarily resigns as an employee of the Company other than for Good Reason any time prior to December 31, 2017 and fails to provide at least six months prior written notice of such voluntary resignation, Mr. Meisenheimer shall repay the Meisenheimer 2016 Bonus to the Company, and (b) $175,000 less any amount related to short term incentive compensation received by Mr. Meisenheimer under the Company’s Executive Bonus Plan (as defined in the Meisenheimer Agreement), which we refer to as the “Meisenheimer 2017 Bonus”, payable in February 2018, provided that Mr. Meisenheimer remains employed with the Company through the payment date of the Meisenheimer 2017 Bonus. The Meisenheimer Agreement also provides that upon a termination of Mr. Meisenheimer’s employment by the Company without Cause (as defined in the Meisenheimer Agreement), termination of Mr. Meisenheimer’s employment by Mr. Meisenheimer with Good Reason (other than in the case of a material diminution of Mr. Meisenheimer’s authority, duties or responsibilities) and termination of Mr. Meisenheimer’s employment by Mr. Meisenheimer for any reason during the period that is between six months and twelve months following the commencement date of employment of a new Chief Executive Officer of the Company, Mr. Meisenheimer is entitled to (i) an amount equal to two times Mr. Meisenheimer’ s highest annual base salary in effect prior to the date Mr. Meisenheimer’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Meisenheimer Agreement) for the year in which Mr. Meisenheimer’s employment is terminated (plus earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Mr. Meisenheimer’s employment is terminated). The Meisenheimer Agreement terminates on December 31, 2018 and if renewed by the Company upon 90 days written notice prior to the expiration of the initial term, on December 31, 2019 unless terminated sooner in accordance with the terms of the Meisenheimer Agreement.

Brink Agreement

On November 9, 2016, the Company and Mr. Brink entered into the Brink Agreement pursuant to which Mr. Brink is entitled to a retention bonus payment of (a) $40,000, which we refer to as the “Brink 2016 Bonus”, which was paid in February 2017; provided that if Mr. Brink (i) voluntarily resigns as an employee of the Company, gives notice of such resignation or is terminated for Cause (as defined in the Brink Agreement) any time during the twelve month period following the payment date of the Brink 2016 Bonus, Mr. Brink shall repay the Brink 2016 Bonus to the Company, and (b) $40,000 less any amount related to short term incentive compensation received by Mr. Brink under the Company’s Employee Bonus Plan (as defined in the Brink Agreement), which we refer to as the “Brink 2017 Bonus”, payable in February 2018, provided that Mr. Brink remains employed with the Company through the payment date of the Brink 2017 Bonus.

Stockinger Employment Agreement

Mr. Stockinger was appointed Chief Executive Officer and President of the Company effective February 28, 2017. On February 24, 2017, the Company entered into the Stockinger Employment Agreement pursuant to which Mr. Stockinger will earn a base salary of $550,000 per year which can be increased at the sole discretion of the Compensation Committee. Pursuant to the Stockinger Employment Agreement, Mr. Stockinger will (i) be eligible to receive a short term cash incentive bonus equal to at least 100% of Mr. Stockinger’s then base salary based upon attainment of objectives to be established by the Compensation Committee, (ii) receive a grant of restricted common stock of the Company on March 6, 2017 pursuant to the Plan with a value of $3,000,000 (based on the closing price of the Company’s common stock on such date) which will consist of 50% time-based restricted stock of the Company vesting 25% on each anniversary date over four years and 50% performance-based restricted stock units of the Company vesting 25% on each anniversary date over four years if the performance conditions and metrics, which are to be determined by the Compensation Committee, are achieved, and (iii) commencing with our 2021 fiscal year (or such earlier time as may be determined by the Compensation Committee in its sole discretion), will be entitled to receive additional annual long-term incentive awards as may be determined by the Compensation Committee.

The Stockinger Employment Agreement provides that if Mr. Stockinger’s employment with the Company is terminated by the Company for Cause (as defined in the Stockinger Employment Agreement) or if his employment with the Company ends due to death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or voluntary termination of employment by Mr. Stockinger without Good Reason (as defined in the Stockinger Employment Agreement), he shall be entitled to receive (i) any earned but unpaid compensation, (ii) solely with respect to Mr. Stockinger’s termination for death or “permanent and total disability”, any earned but unpaid bonus for any completed year prior to the date of termination and (iii) any other amounts or benefits owing to Mr. Stockinger under the terms of any employee benefit plan of the Company or, in the case of equity-based compensation awards, under the terms of the equity award plan or applicable award agreement, which we refer to as the “Accrued Benefits”.

The Stockinger Employment Agreement also provides that if Mr. Stockinger’s employment with the Company is terminated by the Company without Cause or for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, he shall be entitled to receive (i) 1.5 times his then base salary, to be paid at least monthly, (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act, which we refer to as “COBRA”, (iv) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (v) the Accrued Benefits.

If within one year after the occurrence of a Change of Control (as defined in the Stockinger Employment Agreement), Mr. Stockinger’s employment with the Company is terminated by the Company without Cause and for reasons other than death or “permanent and total disability” or is voluntarily terminated by Mr. Stockinger for Good Reason, then Mr. Stockinger shall be entitled to (i) 2.0 times his then base salary, payable in a lump sum (ii) any earned but unpaid bonus for any completed year prior to the date of termination plus a pro rata portion of any annual bonus that Mr. Stockinger would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the acceleration of the vesting provisions of Mr. Stockinger’s outstanding unvested time-based restricted stock awards, (iv) the acceleration of the vesting provisions of a portion of Mr. Stockinger’s outstanding performance-based restricted stock unit awards that would have vested as of the scheduled vesting date if the Company were to have achieved the target performance level for the performance period, if (x) such awards are not continued by the Committee or not assumed or replaced in an equitable manner by the successor entity after a Change of Control or (y) such awards are continued by the Committee, or are assumed or replaced in an equitable manner by the successor entity after a Change of Control and, within one year after the date of Change of Control, Mr. Stockinger’s employment is terminated without Cause and for reasons other than death or “permanent disability” or voluntarily terminated by Mr. Stockinger for Good Reason, (v) the payment by the Company of premium payments for a period of up to twelve months if Mr. Stockinger and his dependents elect coverage under the Company’s health insurance plan pursuant to COBRA, (vi) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination and (vii) the Accrued Benefits.

Mr. Stockinger, pursuant to the Stockinger Employment Agreement, agreed, for a period of two years following his termination of employment with the Company, not to directly or indirectly solicit for employment or employ any person who is or was employed by the Company within six months prior to his termination date.

Additionally, under the Stockinger Employment Agreement, Mr. Stockinger agreed for a period of eighteen months following his termination of employment with the Company, not to be employed by or associated with as employee, consultant, director, or in any other equivalent capacity, any company operating Tex−Mex or Mexican−themed quick-service, quick-casual, fast-casual or casual dining restaurants, or any company operating Caribbean or Hispanic−themed quick-service, quick-casual, fast-casual or casual dining restaurants which feature grilled chicken as the primary or central menu item.

Grants of Plan-Based Rewards

The following table provides certain historical information regarding grants of plan-based awards made to the NEOs during the fiscal year ended January 1, 2017:

	Grant	Approval	Estimated Payouts Under Non- Equity Incentive Plan	Estimated Future Payouts Under Equity Incentive Plan Awards(#)			All Other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock
Name	Date	Date(1)	Awards	Threshold	Target(2)	Maximum	(#)(3)	Awards(4)
Timothy P. Taft	3/2/2016	2/16/2016	$—	6,738	13,476	26,952	13,476	$950,058
Danny K. Meisenheimer	3/2/2016	2/16/2016	$—	1,951	3,901	7,802	3,901	$275,021
Lynn S. Schweinfurth	3/2/2016	2/16/2016	$—	3,192	6,383	12,766	6,383	$450,002
Joseph A. Zirkman	3/2/2016	2/16/2016	$—	1,596	3,192	6,384	3,192	$225,036
John A Todd	3/2/2016	2/16/2016	$—	1,419	2,837	5,674	2,837	$200,009
Joseph W Brink	3/2/2016	2/16/2016	$—	710	1,419	2,838	1,419	$100,040
Todd Coerver	3/2/2016	2/16/2016	$—	1,242	2,483	4,966	2,483	$175,052

____________

(1)      The grants of plan-based awards in this table above were approved by our Compensation Committee on February 16, 2016.

(2)      Amounts shown in this column reflect the target number of performance stock units granted to each NEO pursuant to the Plan during 2016. Vesting of the 2016 performance award on March 2, 2019 is based on cumulative achievement of predetermined performance metrics in each of three consecutive fiscal years that comprise the performance period for which the award is made.

(3)      Amounts shown in this column reflect the number of restricted stock awards granted to each NEO pursuant to the Plan during 2016. The 2016 restricted stock vests 25% on each anniversary date over four years, however, in each year, awards vest only if we achieve at least 75% of budgeted EBT. If we fail to achieve at least 75% of budgeted EBT, the shares of restricted stock for that vesting period are forfeited by each NEO. The Company did not achieve over 75% of its EBT target for 2016 and, accordingly, the first 25% of the 2016 and the second 25% of the 2015 restricted stock awards to the NEOs did not vest and were forfeited. The following restricted stock awards were forfeited by the NEOs in February and March 2017: Mr. Meisenheimer – 1,505 shares, Ms. Schweinfurth – 2,462 shares, Mr. Zirkman – 1,231 shares, Mr. Todd 1,095 shares and Mr. Brink – 355 shares.

(4)      The value of the restricted stock and performance stock units granted in 2016 is calculated by multiplying the number of shares of restricted stock awarded and the target number of performance stock units granted by the market closing price of our common stock on the grant date. The grant date fair value for the March 2, 2016 grant was $35.25 per share.

2012 Stock Incentive Plan. The Plan provides for the grant of stock options and stock appreciation rights, stock awards, performance awards, outside director stock options, and outside director stock awards. Any officer, employee, associate, director and any consultant or advisor providing services to us are eligible to participate in the Plan.

The Plan is administered by the Compensation Committee which approves awards and may base its considerations on recommendations by our Chief Executive Officer. The Compensation Committee has the authority to (1) approve plan participants, (2) approve whether and to what extent stock options, stock appreciation rights, stock awards, and performance awards are to be granted and the number of shares of stock to be covered by each award (other than an outside director award), (3) approve forms of agreement for use under the Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value, and (7) determine the type and amount of consideration to be received by us for any stock award issued.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all equity awards that were not vested at the January 1, 2017 fiscal year end for each of the NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Timothy P. Taft(1)	—	—	—	—	—	—		—	—		—
Danny K. Meisenheimer	—	—	—	—	—	1,459	(3)	$43,551	—		—
	—	—	—	—	—	1,665	(4)	$49,700	—		—
	—	—	—	—	—	2,109	(7)	$62,954	—		—
	—	—	—	—	—	1,587	(5)	$47,372	—		—
	—	—	—	—	—	3,901	(9)	$116,445	—		—
	—	—	—	—	—	—		—	2,116	(6)	$63,163
	—	—	—	—	—	—		—	3,901	(8)	$116,445
Lynn S. Schweinfurth	—	—	—	—	—	3,042	(3)	$90,804	—		—
	—	—	—	—	—	2,775	(4)	$82,834	—		—
	—	—	—	—	—	2,997	(7)	$89,460	—		—
	—	—	—	—	—	2,596	(5)	$77,491	—		—
	—	—	—	—	—	6,383	(9)	$190,533	—		—
	—	—	—	—	—	—		—	3,462	(6)	$103,341
	—	—	—	—	—	—		—	6,383	(8)	$190,533
Joseph A. Zirkman	—	—	—	—	—	1,825	(3)	$54,476	—		—
	—	—	—	—	—	1,665	(4)	$49,700	—		—
	—	—	—	—	—	2,997	(7)	$89,460	—		—
	—	—	—	—	—	1,298	(5)	$38,745	—		—
	—	—	—	—	—	3,192	(9)	$95,281	—		—
	—	—	—	—	—	—		—	1,731	(6)	$51,670
	—	—	—	—	—	—		—	3,192	(8)	$95,281
John A. Todd	—	—	—	—	—	1,154	(5)	$34,447	—		—
	—	—	—	—	—	2,837	(9)	$84,684	—		—
	—	—	—	—	—	—		—	1,539	(6)	$45,939
	—	—	—	—	—	—		—	2,837	(8)	$84,684
Joseph W. Brink	—	—	—	—	—	607	(3)	$18,119	—		—
	—	—	—	—	—	1,109	(4)	$33,104	—		—
	—	—	—	—	—	1,221	(7)	$36,447	—		—
	—	—	—	—	—	1,419	(9)	$42,357	—		—
	—	—	—	—	—	1,209	(10)	$36,089	—		—
	—	—	—	—	—	—		—	1,419	(8)	$42,357
Todd Coerver(11)	—	—	—	—	—	—		—	—		—

____________

(1)      In connection with Mr. Taft’s retirement as our Chief Executive Officer and President effective September 30, 2016, on September 27, 2016, pursuant to the Taft Agreement, we agreed to accelerate the time based vesting of 21,898 restricted shares of our Common Stock previously issued to Mr. Taft under our Plan; provided that Mr. Taft remained an employee of the Company or continued to provide services to us through September 30, 2016. All other unvested restricted shares of Common Stock held by Mr. Taft were forfeited to the Company.

(2)      The market value of the restricted stock awards was determined based on the closing price of our common stock on the last trading day of the fiscal year, December 30, 2016, which was $29.85.

(3)      Represents restricted shares of Common Stock that vest 100% on February 14, 2017.

(4)      Represents restricted shares of Common Stock that vest 50% on each of February 19, 2017 and February 19, 2018.

(5)      Represents restricted shares of Common Stock that vest in increments of one-third on each of February 27, 2017, February 27, 2018 and February 27, 2019, each subject to the achievement of certain performance criteria. This performance criteria requires the Company to achieve 75% of its EBT target each year in order for the restricted stock to vest at the time the service condition is satisfied. This performance condition prevents shares from vesting at the vesting date if the Company did not achieve at least 75% of its EBT target for the preceding year. The Company did not achieve over 75% of its EBT target for 2016 and, accordingly, the second 25% of the 2015 restricted stock awards did not vest and were forfeited. The following restricted stock awards were forfeited by the NEOs in February 2017: Mr. Meisenheimer — 529 shares, Ms. Schweinfurth — 866 shares, Mr. Zirkman — 433 shares and Mr. Todd — 385 shares.

(6)      Represents performance stock units that vest on February 27, 2018, subject to the achievement of certain performance criteria.

(7)      Represents restricted shares of Common Stock that vest 100% on February 19, 2018.

(8)      Represents performance stock units that vest on March 2, 2019, subject to the achievement of certain performance criteria.

(9)      Represents restricted shares of Common Stock that vest in increments of one-fourth on each of March 2, 2017, March 2, 2018, March 2, 2019 and March 2, 2020, each subject to certain performance criteria. This performance criteria requires the Company to achieve at least 75% of its EBT target each year in order for the restricted stock to vest at the time the service condition is satisfied. This performance condition prevents shares from vesting at the vesting date if the Company did not achieve 75% of its EBT target for the preceding year. The Company did not achieve over 75% of its EBT target for 2016 and, accordingly, the first 25% of the 2016 restricted stock awards did not vest and were forfeited. The following restricted stock awards were forfeited by the NEOs in March 2017: Mr. Meisenheimer — 976 shares, Ms. Schweinfurth — 1,596 shares, Mr. Zirkman — 798 shares, Mr. Todd — 710 shares and Mr. Brink — 355 shares.

(10)   Represents restricted shares of Common Stock that vest in increments of one-third on each of February 17, 2017, February 17, 2018 and February 17, 2019.

(11)   Mr. Coerver resigned as Chief Operating Officer, Taco Cabana effective October 20, 2016. All unvested restricted shares of Common Stock held by Mr. Coerver were forfeited to the Company.

Options Exercised and Stock Vested

The following table provides summary information about options exercised by our NEOs and shares of restricted stock that vested during the fiscal year ended January 1, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Timothy P. Taft	—	—	84,114	$2,278,291
Danny K. Meisenheimer	—	—	5,323	$152,853
Lynn S. Schweinfurth	—	—	17,797	$488,472
Joseph A. Zirkman	—	—	5,342	$156,813
John Todd	—	—	10,063	$289,362
Joseph Brink	—	—	3,943	$107,279
Todd Coerver	—	—	3,381	$107,986

____________

(1)      Based on the closing price of our common stock on the date of vesting.

Non-Qualified Deferred Compensation

We have adopted a Deferred Compensation Plan for employees not eligible to participate in our Retirement Savings Plan, which we refer to as the “Retirement Plan”, because they have been excluded as “highly compensated” employees (as so defined in the Retirement Plan), to voluntarily defer portions of their base salary and annual bonus. An eligible employee may elect, on a deferral agreement, to defer all or a specified percentage of base salary and, if applicable, all or a specified percentage of cash bonuses. All amounts deferred by the participants earn interest at 8% per annum. We do not match any portion of the funds.

The following table describes contributions, earnings and balances at January 1, 2017 under our Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Timothy P. Taft	$117,000	—	$51,133	—	$717,382
Danny K. Meisenheimer	$8,652	—	$10,284	$(38,938)	$140,660
Lynn S. Schweinfurth	$14,784	—	$18,471	—	$252,475
Joseph A. Zirkman	$22,869	—	$13,295	—	$190,208
John Todd	$12,000	—	$510	—	$12,510
Joseph Brink	$0	—	$0	—	$0
Todd Coerver	$5,000	—	$5,061		$69,376

____________

(1)      Earnings represent the interest earned on amounts deferred at 8.0% per annum.

(2)      Amounts reported in this column include contributions made by the NEO prior to 2016.

Potential Payments upon Termination or Change-of-Control

Taft Employment Agreement

The Taft Employment Agreement provided that if Mr. Taft’s employment with us was terminated by us in connection with a non-renewal of the Taft Employment Agreement without Cause (as defined in the Taft Employment Agreement) or for reasons other than Cause, death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or was voluntarily terminated by Mr. Taft for Good Reason (as defined in the Taft Employment Agreement), he was entitled to receive (i) one year of his then base salary, (ii) a pro rata portion of any annual bonus that Mr. Taft would have been entitled to receive with respect to the fiscal year of termination had his employment not been terminated, (iii) the payment by us of premium payments for a period of up to twelve months if Mr. Taft and his dependents elect coverage under our health insurance plan pursuant to COBRA and (iv) executive outplacement services in an amount not to exceed $25,000 to be incurred no later than the end of the second year following the year of termination.

If Mr. Taft’s employment with us was terminated by us for Cause or if his employment with us ended due to death, “permanent and total disability” or due to a voluntary non-renewal of the Taft Employment Agreement or voluntary termination of employment by Mr. Taft without Good Reason, he was entitled to receive any earned but unpaid compensation as well as any other amounts or benefits owing to Mr. Taft under the terms of any employee benefit plan of ours.

In connection with Mr. Taft’s retirement as our Chief Executive Officer and President effective September 30, 2016, on September 27, 2016, we and Mr. Taft entered into the Taft Agreement, whereby we agreed to accelerate the time based vesting of 21,898 restricted shares of our Common Stock previously issued to Mr. Taft under our Plan. Pursuant to the Taft Agreement, Mr. Taft also agreed to extend the period of his covenant to not compete under the Taft Employment Agreement to two years from one year.

The following table summarizes benefits payable to Mr. Taft upon his voluntary termination of employment effective September 30, 2016.

Voluntary Termination By Employee ($)
Severance	$—
Bonus	—
Accrued Vacation(1)	31,731
Welfare Benefits	—
Deferred Compensation Plan(2)	717,382
Equity(3)	525,552
Outplacement Services	—

Total	$1,274,665

____________

(1)      Amount represents three weeks of accrued but unpaid vacation based on the annual salary of $550,000.

(2)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan.

(3)      Represents the value of the 21,898 shares of common stock that vested on September 30, 2016 based on the closing price of our common stock on that date of $24.00.

Meisenheimer Agreement

The Meisenheimer Agreement provides that upon a termination of Mr. Meisenheimer’s employment by the Company without Cause (as defined in the Meisenheimer Agreement), termination of Mr. Meisenheimer’s employment by Mr. Meisenheimer with Good Reason (other than in the case of a material diminution of Mr. Meisenheimer’s authority, duties or responsibilities) and termination of Mr. Meisenheimer’s employment by Mr. Meisenheimer for any reason during the period that is between six months and twelve months following the commencement date of employment of a new Chief Executive Officer of the Company, Mr. Meisenheimer is entitled to (i) an amount equal to two times Mr. Meisenheimer’ s highest annual base salary in effect prior to the date Mr. Meisenheimer’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Meisenheimer Agreement) for the year in which Mr. Meisenheimer’s employment is terminated (plus earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Mr. Meisenheimer’s employment is terminated).

The following table summarizes estimated benefits that would have been payable to Mr. Meisenheimer (a) if his employment had been terminated on January 1, 2017 (i) by us without Cause or by Mr. Meisenheimer for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance	$660,000	$—	$—	$—
Bonus(1)	175,000	—	—	—
Accrued Vacation(2)	19,038	19,038	19,038	19,038
Deferred Compensation Plan(3)	140,660	140,660	140,660	140,660
Equity(4)	156,205	499,629	499,629	499,629

Total	$1,150,903	$659,327	$659,327	$659,327

____________

(1)      Reflects an amount equal to the aggregate bonus payment for the year in which the NEO incurs a termination of employment to which he would otherwise have been entitled had his employment not terminated under the Short Term Incentive Program in effect at January 1, 2017. Such payment would be made no later than March 15th of the calendar year following the calendar year the NEO’s employment is terminated.

(2)      Amount represents three weeks of accrued but unpaid vacation as of January 1, 2017 based on the annual salary of $330,000 in effect at January 1, 2017.

(3)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan on January 1, 2017.

(4)      For restricted stock grants prior to 2015, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement) or by the NEO for good reason (as defined under the applicable award agreement). For the restricted stock grant in 2015 and 2016 and for performance stock unit awards, in the event the NEO is terminated by the Company without cause (as defined under the Plan and the applicable award agreement) or the NEO terminates his or her employment for good reason (as defined under the applicable award agreement), the unvested portion of the restricted stock award and performance stock unit awards shall continue to vest on the scheduled vesting dates, provided that the performance criteria set forth in the award agreement is met with regard to each vesting period. For restricted stock grants, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination for death or disability. For performance stock unit awards, upon the NEO’s death or disability, a prorated portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. With respect to a change of control of Fiesta Restaurant Group, (i) all unvested shares of restricted stock will automatically vest under the terms of the Plan and the applicable award agreement and (ii) if the performance stock unit awards (a) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest and (b) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan and the applicable award agreement) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the applicable award agreement) within one year of the date of the change of control, such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. For purposes of the table above under the column, “Change of Control” it is assumed that the performance stock unit awards have vested at the target performance level. The amount is based on the unvested shares held by the NEO at January 1, 2017 and the closing price of our common stock on December 30, 2016 of $29.85 (the last trading day of fiscal 2016).

Schweinfurth Agreement

The Schweinfurth Letter Agreement provides that upon a termination of Ms. Schweinfurth’s employment by the Company without Cause (as defined in the Schweinfurth Agreement) or termination of Ms. Schweinfurth’s employment by Ms. Schweinfurth with Good Reason (as defined in the Schweinfurth Agreement), Ms. Schweinfurth is entitled to (i) an amount equal to one times Ms. Schweinfurth’s highest annual base salary in effect prior to the date Ms. Schweinfurth’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Schweinfurth Agreement) for the year in which Ms. Schweinfurth’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Ms. Schweinfurth’s employment is terminated).

The following table summarizes estimated benefits that would have been payable to Ms. Schweinfurth (a) if her employment had been terminated on January 1, 2017 (i) by us without Cause or by Ms. Schweinfurth for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or by Employee for Good Reason		Disability	Death	Change of Control
Severance	$352,000	(1)	$—	$—	$—
Bonus(2)	150,000		—	—	—
Accrued Vacation(3)	20,308		20,308	20,308	20,308
Deferred Compensation Plan(4)	252,475		252,475	252,475	252,475
Equity(5)	263,098		824,994	824,994	824,994

Total	$1,037,881		$1,097,777	$1,097,777	$1,097,777

____________

(1)      Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 1, 2017.

(2)      Reflects an amount equal to the aggregate bonus payment for the year in which the NEO incurs a termination of employment to which she would otherwise have been entitled had her employment not terminated under the Short Term Incentive Program in effect at January 1, 2017. Such payment would be made no later than March 15th of the calendar year following the calendar year the NEO’s employment is terminated.

(3)      Amount represents three weeks of accrued but unpaid vacation as of January 1, 2017 based on the annual salary of $352,000 in effect at January 1, 2017.

(4)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan on January 1, 2017.

(5)      For restricted stock grants prior to 2015, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement) or by the NEO for good reason (as defined under the applicable award agreement). For the restricted stock grant in 2015 and 2016 and for performance stock unit awards, in the event the NEO is terminated by the Company without cause (as defined under the Plan and the applicable award agreement) or the NEO terminates his or her employment for good reason (as defined under the applicable award agreement), the unvested portion of the restricted stock award and performance stock unit awards shall continue to vest on the scheduled vesting dates, provided that the performance criteria set forth in the award agreement is met with regard to each vesting period. For restricted stock grants, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination for death or disability. For performance stock unit awards, upon the NEO’s death or disability, a prorated portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. With respect to a change of control of Fiesta Restaurant Group, (i) all unvested shares of restricted stock will automatically vest under the terms of the Plan and the applicable award agreement and (ii) if the performance stock unit awards (a) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest and (b) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan and the applicable award agreement) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the applicable award agreement) within one year of the date of the change of control, such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. For purposes of the table above under the column, “Change of Control” it is assumed that the performance stock unit awards have vested at the target performance level. The amount is based on the unvested shares held by the NEO at January 1, 2017 and the closing price of our common stock on December 30, 2016 of $29.85 (the last trading day of fiscal 2016).

Other Named Executive Officers

Zirkman Agreement

The Zirkman Agreement provides that upon a termination of Mr. Zirkman’s employment by the Company without Cause (as defined in the Zirkman Agreement) or termination of Mr. Zirkman’s employment by Mr. Zirkman with Good Reason (as defined in the Zirkman Agreement), Mr. Zirkman is entitled to (i) an amount equal to one times Mr. Zirkman ‘s highest annual base salary in effect prior to the date Mr. Zirkman’s employment is terminated and (ii) an amount equal to a pro rata portion of the aggregate bonus under the Company’s Executive Bonus Plan (as defined in the Zirkman Agreement) for the year in which Mr. Zirkman’s employment is terminated (plus any earned and unpaid bonus amounts under the Company’s Executive Bonus Plan for the year prior to the year in which Mr. Zirkman’s employment is terminated).

The following table summarizes estimated benefits that would have been payable to Mr. Zirkman (a) if his employment had been terminated on January 1, 2017 (i) by us without Cause or by Mr. Zirkman for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance	$326,700	$—	$—	$—
Bonus(1)	100,000	—	—	—
Accrued Vacation(2)	25,131	25,131	25,131	25,131
Deferred Compensation Plan(3)	252,475	252,475	252,475	252,475
Equity(4)	193,637	474,615	474,615	474,615

Total	$723,943	$752,221	$752,221	$752,221

____________

(1)      Reflects an amount equal to the aggregate bonus payment for the year in which the NEO incurs a termination of employment to which he would otherwise have been entitled had his employment not terminated under the Short Term Incentive Program in effect at January 1, 2017. Such payment would be made no later than March 15th of the calendar year following the calendar year the NEO’s employment is terminated.

(2)      Amount represents four weeks of accrued but unpaid vacation as of January 1, 2017 based on the annual salary of $326,700 in effect at January 1, 2017.

(3)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan on January 1, 2017.

(4)      For restricted stock grants prior to 2015, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement) or by the NEO for good reason (as defined under the applicable award agreement). For the restricted stock grant in 2015 and 2016 and for performance stock unit awards, in the event the NEO is terminated by the Company without cause (as defined under the Plan and the applicable award agreement) or the NEO terminates his or her employment for good reason (as defined under the applicable award agreement), the unvested portion of the restricted stock award and performance stock unit awards shall continue to vest on the scheduled vesting dates, provided that the performance criteria set forth in the award agreement is met with regard to each vesting period. For restricted stock grants, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination for death or disability. For performance stock unit awards, upon the NEO’s death or disability, a prorated portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. With respect to a change of control of Fiesta Restaurant Group, (i) all unvested shares of restricted stock will automatically vest under the terms of the Plan and the applicable award agreement and (ii) if the performance stock unit awards (a) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest and (b) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan and the applicable award agreement) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the applicable award agreement) within one year of the date of the change of control, such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. For purposes of the table above under the column, “Change of Control” it is assumed that the performance stock unit awards have vested at the target performance level. The amount is based on the unvested shares held by the NEO at January 1, 2017 and the closing price of our common stock on December 30, 2016 of $29.85 (the last trading day of fiscal 2016).

The following table summarizes benefits payable to Mr. Todd upon his voluntary termination from employment on January 1, 2017.

Voluntary Termination By Employee
Severance	$110,000
Bonus(1)	3,454
Accrued Vacation(2)	19,039
Deferred Compensation Plan(3)	12,510
Equity(4)	133,191
Total	$278,194

____________

(1)      Reflects an amount equal to the aggregate bonus payment for the year in which the NEO incurred the termination of employment to which he would otherwise have been entitled had his employment not terminated under the Short Term Incentive Program in effect at January 1, 2017.

(2)      Amount represents three weeks of accrued but unpaid vacation as of January 1, 2017 based on the annual salary of $330,000.

(3)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan on January 1, 2017.

(4)      Represents the value of the 4,462 shares of common stock that vested on January 1, 2017 based on the closing price of our common stock on December 30, 2016 of $29.85 (the last trading day of fiscal 2016). For the restricted stock grants in 2015 and 2016 and for performance stock unit awards, the unvested portion of the restricted stock award and performance stock unit awards shall continue to vest on the scheduled vesting dates, provided that the performance criteria set forth in the award agreement is met with regard to each vesting period.

The following table summarizes estimated benefits that would have been payable to Mr. Brink (a) if his employment had been terminated on January 1, 2017 (i) by us without Cause or by Mr. Brink for Good Reason, (ii) upon disability, (iii) upon death, or (b) upon a change of control of Fiesta Restaurant Group.

	Terminated Without Cause or By Employee for Good Reason	Disability	Death	Change of Control
Severance	$—	$—	$—	$—
Bonus(1)	—	—	—	—
Accrued Vacation(2)	11,552	11,552	11,552	11,552
Deferred Compensation Plan(3)	—	—	—	—
Equity(4)	123,758	208,472	208,472	208,472
Total	$135,310	$220,024	$220,024	$220,024

____________

(1)      Reflects an amount equal to the aggregate bonus payment for the year in which the NEO incurs a termination of employment to which he would otherwise have been entitled had his employment not terminated under the Short Term Incentive Program in effect at January 1, 2017. Such payment would be made no later than March 15th of the calendar year following the calendar year the NEO’s employment is terminated.

(2)      Amount represents three weeks of accrued but unpaid vacation as of January 1, 2017 based on the annual salary of $200,232 in effect at January 1, 2017.

(3)      Reflects a cash lump sum payment in the amount value of the Deferred Compensation Plan on January 1, 2017.

(4)      For restricted stock grants prior to 2016, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination by us without cause (as defined under the Plan and the applicable award agreement) or by the NEO for good reason (as defined under the applicable award agreement). For the restricted stock grant in 2016 and for performance stock unit awards, in the event the NEO is terminated by the Company without cause (as defined under the Plan and the applicable award agreement) or the NEO terminates his or her employment for good reason (as defined under the applicable award agreement), the unvested portion of the restricted stock award and performance stock unit awards shall continue to vest on the scheduled vesting dates, provided that the performance criteria set forth in the award agreement is met with regard to each vesting period. For restricted stock grants, all unvested shares of restricted stock held by the NEO will automatically vest under the terms of the Plan and the applicable award agreement upon a termination for death or disability. For performance stock unit awards, upon the NEO’s death or disability, a prorated portion of such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. With respect to a change of control of Fiesta Restaurant Group, (i) all unvested shares of restricted stock will automatically vest under the terms of the Plan and the applicable award agreement and (ii) if the performance stock unit awards (a) are not continued by the Compensation Committee, or not assumed or replaced in an equitable manner to the holder by the successor entity or company after a change in control, then such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest and (b) are continued by the Compensation Committee, or are assumed or replaced in an equitable manner to the holder by the successor entity or company after a change of control and if the holder of such performance stock unit award is terminated by the Company for reasons other than cause (as defined under the Plan and the applicable award agreement) or the result of a voluntary termination by the holder, or employment is terminated by the holder for good reason (as defined under the applicable award agreement) within one year of the date of the change of control, such performance stock unit award that would have vested as of the scheduled vesting date if the Company were to achieve the target performance level for the performance period shall immediately vest. For purposes of the table above under the column, “Change of Control” it is assumed that the performance stock unit awards have vested at the target performance level. The amount is based on the unvested shares held by the NEO at January 1, 2017 and the closing price of our common stock on December 30, 2016 of $29.85 (the last trading day of fiscal 2016).

Mr. Coerver resigned as Chief Operating Officer, Taco Cabana effective October 20, 2016. The following table summarizes benefits payable to Mr. Coerver upon his voluntary termination of employment effective October 20, 2016.

Upon Voluntary Termination By Employee
Severance	$—
Bonus	—
Accrued Vacation	—
Deferred Compensation Plan	69,376
Equity	—
Total	$69,376

DIRECTOR COMPENSATION

The following table summarizes the compensation we paid to our non-employee directors during the fiscal year ended January 1, 2017. Compensation information for Timothy P. Taft, who served as Chief Executive Officer and President until September 30, 2016, is set forth in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Award(2) ($)	Option Award ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stacey Rauch	$77,500	$75,027	—	—	—	—	$152,527
Barry J. Alperin	$66,876	$75,027	—	—	—	—	$141,902
Nicholas Daraviras	$58,750	$75,027	—	—	—	—	$133,777
Stephen P. Elker	$71,250	$75,027	—	—	—	—	$146,277
Brian P. Friedman	$57,500	$75,027	—	—	—	—	$132,527
Jack A. Smith	$88,125	$95,028	—	—	—	—	$183,153

____________

(1)      The amounts listed in this column include the payment of director fees.

(2)      On April 28, 2016, Ms. Rauch, Mr. Friedman, Mr. Elker, Mr. Daraviras, and Mr. Alperin were each granted 2,247 restricted shares of common stock valued at $33.39 per share under the Plan. On April 28, 2016, Mr. Smith was granted 2,846 restricted shares of common stock valued at $33.39 per share under the Plan. The restricted common stock granted to Ms. Rauch, Mr. Friedman, Mr. Elker, Mr. Daraviras, Mr. Alperin and Mr. Smith fully vests on the first anniversary of the grant date. The amounts shown in this column represent the fair value of restricted common stock granted and approved by the Compensation Committee and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. There were no forfeitures in 2016 by these individuals.

We use a combination of cash and stock-based compensation to attract and retain qualified non-employee directors to serve on our board of directors. The members of our board of directors, except for any member who is an executive officer or employee, each will receive a fee for serving on our board or board committees. Non-employee directors will receive compensation for board service as follows:

•         Our board members each receive an annual retainer of $50,000 for serving as a director, except that the Chairman of our board of directors receives an annual retainer of $65,000.

•         The Chairman of our Audit Committee receives an additional fee of $15,000 per year and each other member of our Audit Committee receives an additional fee of $7,500 per year.

•         The Chairman of our Compensation Committee receives an additional fee of $10,000 per year and each other member of our Compensation Committee receives an additional fee of $5,000 per year.

•         The Chairman of our Corporate Governance and Nominating Committee receives an additional fee of $5,000 per year and each other member of our Corporate Governance and Nominating Committee receives an additional fee of $2,500.

•         The Chairman of our Finance Committee receives an additional fee of $5,000 per year and each other member of our Finance Committee receives an additional fee of $2,500.

•         On the date of our 2016 Annual Meeting of Shareholders each non-executive member of our board of directors received a number of shares of our restricted common stock having an aggregate fair market value (as such term is defined in the Plan) of $75,027 on the date of grant, which will fully vest on the first anniversary of the date of grant, other than the Chairman of our board of directors who received a number of shares of our restricted common stock having an aggregate fair market value (as such term is defined in the Plan) of $95,028.

•         Members of our board of directors do not receive separate attendance fees for attending meetings. All directors are reimbursed for all reasonable expenses they incur while acting as directors, including as members of any committee of our board of directors.

•         If any Special Committees are created during the year, the chairman of such committee receives a retainer of $7,500 per annum (prorated for the time that the committee is active), and each non-executive member of the board serving on such Special Committee receives a retainer of $2,500 per annum (prorated for the time that the committee is active).

•         Pursuant to the Plan, upon becoming a director, any future director will receive a number of shares of our restricted common stock having an aggregate fair market value (as defined in the Plan) of $100,000 which will vest in equal installments over five years.

Board of Directors Stock Ownership Guidelines

Members of our board of directors are expected to acquire and continue to hold shares of our Common Stock having an aggregate market value which equals or exceeds three times the annual retainer paid to a director within five years of being named a director. Only actual shares owned by each director including direct and indirect ownership as reported to the SEC, count toward compliance with these guidelines.

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS
PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION

We are providing our shareholders an opportunity to cast a vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as described in this Proxy Statement under “Executive Compensation”.

The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of encouraging and rewarding executives to contribute to the achievement of the Company’s business objectives and to attract, retain and motivate talented executives to perform at the highest level and contribute significantly to the Company’s success. The program is intended to align the interests of the Named Executive Officers with those of shareholders, provide an appropriate and balanced mix of short-term and long-term compensation elements, and reward the achievement of performance measures that are directly related to the Company’s financial goals.

The Compensation Committee believes that the amounts of 2016 actual total compensation for the Named Executive Officers are consistent with these objectives. The compensation of the Named Executive Officers is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 33 to 56 of this Proxy Statement. The Compensation Discussion and Analysis section and the accompanying tables and narrative provide a comprehensive review of the Company’s executive compensation program and its elements, objectives and rationale. Shareholders are urged to read this disclosure before voting on this proposal.

We are asking our shareholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement under “Executive Compensation”. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. The Company is open to receiving feedback from shareholders, and currently provides shareholders with the opportunity to cast an advisory vote to approve our Named Executive Officer’s compensation every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the 2017 Annual Meeting. For the reasons stated above, the board is requesting approval of the following non-binding resolution:

RESOLVED, that the shareholders of Fiesta Restaurant Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2017 Annual Meeting of Shareholders.

This advisory resolution will be considered approved if it receives an affirmative vote of the majority of the shares present at the 2017 Annual Meeting and entitled to vote on the subject matter. The shareholder vote on this proposal will be non-binding on the Company and the board and will not be construed as overruling a decision by the Company or the board. However, the board and the Compensation Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.

The board of directors recommends a vote FOR the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in this Proxy Statement under “Executive Compensation”. Proxies received in response to this solicitation will be voted FOR the approval of the non-binding resolution on the compensation of the Company’s Named Executive Officers as described in this Proxy Statement under “Executive Compensation” unless otherwise specified in the proxy.

PROPOSAL 3 — THE APPROVAL OF THE FIESTA RESTAURANT GROUP, INC. 2012
STOCK INCENTIVE PLAN, AS AMENDED, FOR PURPOSES OF COMPLYING WITH
SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

General

We are asking our shareholders to approve the 2012 Stock Incentive Plan, as amended, such that certain awards under the Plan to our chief executive officer or one of our three other most highly paid executive officers (other than our chief financial officer) qualify as “performance-based compensation” under Section 162(m) of the Code and are therefore exempt from the $1.0 million cap on our tax deduction for executive compensation imposed by Section 162(m) of the Code.

The affirmative vote of a majority of the shares present at the 2017 Annual Meeting and entitled to vote on the subject matter is required to approve the Plan for purposes of complying with Section 162(m) of the Code. Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive awards under the Plan. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

The principal features of the Plan are summarized below; however the summary is qualified in its entirety by reference to the Plan itself, which is attached to this Proxy Statement as Appendix B. We encourage you to please read the Plan carefully.

Background

The Plan was originally adopted by our board of directors and our sole shareholder effective as of May 7, 2012, and will expire on May 7, 2022 or such earlier time as our board of directors may determine.

Purpose

The purpose of the Plan is to attract and retain persons eligible to participate in the Plan, such as our officers, employees, associates, directors and any consultants or advisors providing services to us, to motivate these individuals to achieve our long-term goals, and to further align the interests of these individuals with the interests of our shareholders.

Administration

The Plan is administered by the Compensation Committee. Our board of directors can also administer the Plan if a Compensation Committee or other committee has not been appointed or is not eligible to act. The Compensation Committee has the authority to (1) select Plan participants, (2) determine whether and to what extent stock options, stock appreciation rights and stock awards are to be granted and the number of shares of stock to be covered by each award, (3) approve forms of agreement for use under the Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value of our Common Stock, and (7) determine the type and amount of consideration to be received by us for any stock award issued. Any determination with respect to any award will be made in the sole discretion of the Compensation Committee.

Eligibility

Any employee, officer, director, associate, advisor or consultant to us or any of our affiliates is generally eligible to participate in the Plan. In each case, the Compensation Committee selects the actual grantees. As of April 10, 2017, there were approximately 329 employees, including officers and consultants, eligible for awards under the Plan. As of the same date, there were seven outside directors eligible for awards (other than cash awards) under the Plan.

Awards

The Plan provides for the grant of stock options and stock appreciation rights, which we refer to as “SARs”, stock awards, performance awards and outside director stock awards. No award may be granted under the Plan on or after May 7, 2022 or such earlier time as our board of directors may determine.

Shares Subject to the Plan

Subject to adjustment as provided below, the aggregate number of shares of our Common Stock that may be delivered pursuant to awards granted under the Plan will be 3,300,000 shares. The closing price of our Common Stock on April 10, 2017 was $23.70. Subject to adjustment as discussed below, the maximum number of shares that may be covered by stock options, SARs and stock awards, in the aggregate, granted to any one participant during any calendar year is 300,000 shares and in the case of an employee covered by Section 162(m) of the Code, if any such awards are cancelled, the number of shares subject to such award shall continue to count against the foregoing limit of 300,000 shares. Based on the closing price of our Common Stock of $23.70 on April 10, 2017, this limit translates to a value of $7,110,000. Any award settled in cash will be based on the fair market value of the shares of stock subject to such award. If an award granted under the Plan terminates, lapses or is forfeited without the delivery of shares or any shares of restricted stock granted under the Plan are forfeited, then the shares covered by the terminated, lapsed or forfeited award or the forfeited restricted stock, as applicable, will again be available for grant.

In the event of any change affecting the outstanding shares of our Common Stock by reason of, among other things, a stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in our capital structure, our corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or other distribution to our shareholders, other than a normal cash dividend), sale by us of all or a substantial portion of our assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which we are the surviving corporation or any event similar to the foregoing, the Compensation Committee, in its discretion, may generally make such substitution or adjustment as it deems equitable as to (1) the number or kind of shares that may be delivered under the Plan and/or the number or kind of shares subject to outstanding awards, (2) the exercise price of outstanding options, outside director options and SARs and/or (3) other affected terms of the awards.

Options and Stock Appreciation Rights

Under the Plan, the Compensation Committee may grant both options intended to constitute “incentive stock options” within the meaning of Section 422 of the Code and non-qualified stock options. The exercise price for options will be determined by the Compensation Committee, but the exercise price cannot be less than 100% of the fair market value of our Common Stock on the grant date. In the case of incentive stock options granted to an employee who, immediately before the grant of an option, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our subsidiaries, the exercise price cannot be less than 110% of the fair market value of a share of our Common Stock on the grant date and the incentive stock option will terminate on a date not later than the fifth anniversary of the date on which such incentive stock option was granted. A maximum of 1,500,000 shares of Common Stock may be subject to grants of incentive stock options.

The Compensation Committee determines when, and upon what terms and conditions, options granted under the Plan will be exercisable, except that no option will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of stock options at the time of grant, except that no stock option shall become vested earlier than the first anniversary of, or later than the seventh anniversary of, the date of grant of such stock option, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. The exercise price may generally be paid (1) with cash, (2) unrestricted and vested shares of our Common Stock owned by the optionee, (3) unless otherwise prohibited by law for either us or the optionee, by irrevocably authorizing a third party to sell shares (or a sufficient portion of the shares) of our Common Stock acquired upon the exercise of the stock option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (4) a combination of the above methods.

The Compensation Committee may only grant SARs under the Plan as a standalone award. The Compensation Committee determines the term of a SAR at the time of grant, except that no SAR will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of a SAR at the time of grant, except that no SAR shall become vested earlier than the first anniversary of the date of, or later than the seventh anniversary of, the date of grant of such SAR, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. When a SAR recipient exercises his or her SAR with respect to a share, the recipient is entitled to an amount equal to the difference between the fair market value of a share of our Common Stock on the SAR’s grant date compared to the fair market value of such a share on the date the SAR is exercised. The amount will be paid in the form of either cash or our Common Stock, depending on the terms of the applicable award agreement.

Unless otherwise provided in the applicable award agreement, stock options or SARs granted under the Plan will have the following terms:

•         If a participant’s employment or provision of services terminates by reason of death or Disability (as defined in the Plan), all stock options or SARs held by such participant will become fully vested and exercisable and may be exercised until the earlier of the one year anniversary of such death or termination of employment or services, as applicable, and the expiration of the stock option’s or SAR’s term.

•         If a participant’s employment or provision of services is terminated and the participant is age 65 or older and has completed at least five years of service for us, which we refer to as “Retirement”, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the twelve months anniversary in the case of a stock option and six month anniversary in the case of a SAR of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•         If a participant’s employment or provision of services terminates involuntarily without Cause (as defined in the Plan), any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the three month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•         If a participant’s employment or provision of services terminates involuntarily for Cause, all outstanding stock options or SARs held by such participant (whether vested or unvested) shall immediately terminate.

•         If a participant’s employment or provision of services is terminated by the participant for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the one month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable at the date of termination shall immediately terminate.

Stock Awards

The Compensation Committee may grant awards of shares, restricted shares and restricted stock units upon the terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as it determines. The Compensation Committee determines the vesting of stock awards at the time of grant, except that no stock award shall become vested earlier than the first anniversary of, or later than the seventh anniversary of, the date of grant of such stock award, unless otherwise provided in the Plan, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date.

Except as otherwise provided in the applicable award agreement, if a participant’s employment or provision of services is (1) terminated by death, Disability or by us for any reason other than Cause, all stock underlying a stock award will become fully vested and non-forfeitable, and (2) terminated by us for Cause or by the participant for any reason other than death or Disability, all stock underlying a stock award, to the extent unvested at the time of termination, will be forfeited.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of any award, and its timing, may be subject to performance conditions specified by the Compensation Committee at the time of grant. Performance awards under the Plan may be in the form of stock options, SARs, stock awards and cash awards. The Compensation Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any award subject to performance conditions, except as limited under the Plan in the case of a performance award intended to qualify as performance-based compensation under Section 162(m) of the Code.

If our shareholders approve the Plan, it will continue to provide us with the potential benefit to take tax deductions associated with certain types of executive equity compensation.

Awards granted under the Plan may be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, we generally may not deduct for federal income tax purposes compensation paid to our chief executive officer or our three other highest paid executive officers (other than our chief financial officer) to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we can deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For certain awards granted under the Plan to qualify as fully deductible “performance-based compensation” under Section 162(m) of the Code, among other things, our shareholders must approve the Plan at this Meeting. For any performance award that is a cash award, the maximum cash award that may be paid to any participant referred to above with respect to the calendar year to which the performance award relates shall be equal to the fair market value of 300,000 shares of our Common Stock reduced by the amount of any outstanding awards.

The performance goals for performance awards intended to qualify as performance-based compensation under Section 162(m) of the Code shall be based on one or more of the following business criteria:

•         Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

•         Earnings (either in the aggregate or on a per-share basis);

•         Net income or loss (either in the aggregate or on a per-share basis);

•         Operating profit;

•         Cash flow (either in the aggregate or on a per-share basis);

•         Free cash flow (either in the aggregate on a per-share basis);

•         Non-interest expense;

•         Costs;

•         Gross revenues;

•         Reductions in expense levels;

•         Operating and maintenance cost management and employee productivity;

•         Share price or total shareholder return (including growth measures and total shareholder return or attainment by the shares of a specified value for a specified period of time);

•         Net economic value;

•         Economic value added or economic value added momentum;

•         Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

•         Return on average assets or average equity;

•         Achievement of objectives relating to diversity, employee turnover or other human capital metrics;

•         Results of customer satisfaction surveys or other objective measures of customer experience; and/or

•         Debt ratings, debt leverage, debt service, financings and refinancings.

The Compensation Committee may, on the grant date of an award intended to qualify as “performance-based compensation,” provide that the formula for such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.

The levels of performance required with respect to any performance goals may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. The Compensation Committee shall specify the weighting (which may be the same or different for multiple performance goals) to be given to each performance goal for purposes of determining the final amount payable with respect to any performance award. Any one or more of the performance goals or the business criteria on which they are based may apply to the participant, a department, unit, division or function within the Company (except for total shareholder return or earnings per share criteria) or any one or more subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

Settlement of performance awards may be in cash or our Common Stock, or other awards, or other property, in the discretion of the Compensation Committee. Any cash-settled performance award will be based on the fair market value of the shares of our Common Stock subject to the performance award at the time of settlement. The Compensation Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with a performance award, but may not exercise discretion to increase any such amount payable in respect of a performance award intended to constitute “performance-based compensation” for Section 162(m) of the Code. Subject to the requirements of Section 162(m) of the Code, the Compensation Committee shall specify the circumstances in which a performance award shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of a performance award, and other terms relating to such performance award.

Outside Director Stock Options

The Compensation Committee can grant outside director stock options to outside directors in its discretion. The term of an outside director stock option cannot be greater than seven years. An outside director stock option shall vest and become exercisable in installments over five years with options for one-fifth of the shares underlying the outside director stock option vesting and becoming exercisable on the first anniversary of the date of grant of the outside director stock option and options for an additional one-fifth of the underlying shares vesting and becoming exercisable on each subsequent anniversary of the date of grant, provided that such outside director continuously remained a director through the applicable vesting date. Any unvested outside director stock option terminates immediately upon the outside director ceasing to be a director.

Outside Director Stock Awards

Each outside director appointed to the board of directors shall receive as of the date of such appointment, stock awards of an aggregate fair market value of $100,000 on the date of grant.

On the date of each annual meeting of the Company, outside directors receive a number of shares of restricted Common Stock in an amount determined by the Compensation Committee.

With respect to outside director stock awards granted annually on the date of each annual meeting of shareholders, an outside director stock award will vest and become exercisable in the discretion of the Compensation Committee, provided that the outside director continuously remains a director through the applicable vesting date. Any unvested shares underlying an outside director stock award will be immediately forfeited upon the outside director ceasing to be a director.

Change of Control

In the event of a Change in Control (as defined in the Plan), (i) outstanding and unvested stock options, outside director stock options and SARs will be fully vested and exercisable, (ii) restrictions on outstanding stock awards and outside director stock awards will lapse and the shares relating to such awards will become fully vested and transferable, and (iii) provided it would not trigger adverse tax consequences under Section 409A of the Code, outstanding awards will be subject to any agreement of acquisition, merger or reorganization that effects such Change in Control and that provides for the continuation of outstanding awards by us, assumption of outstanding awards, substitution of equivalent awards for the outstanding awards or settlement of each share of stock subject to an outstanding award for the change in control price (as defined in the Plan).

New Plan Benefits

The number of awards (if any) that an eligible participant may receive under the Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares issued pursuant to awards of restricted stock under the Plan during the fiscal year ended January 1, 2017, and (b) the dollar value of such shares based on $29.85 per share, the closing market price of our Common Stock on December 30, 2016 (the last trading day of fiscal 2016).

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price	Number of Restricted Stock and Restricted Stock Units	Dollar Value of Restricted Stock and Restricted Stock Units
Timothy P. Taft	—	—	26,952	$804,517
Danny K. Meisenheimer	—	—	7,802	$232,890
Lynn Schweinfurth	—	—	12,766	$381,065
Joseph A. Zirkman	—	—	6,384	$190,562
Joseph Brink	—	—	2,838	$84,714
John Todd	—	—	5,674	$169,369
Todd Coerver	—	—	4,966	$148,235
All executive officers, as a group	—	—	67,382	$2,011,353
All directors who are not executive officers, as a group	—	—	14,081	$420,318
All employees who are not executive officers, as a group	—	—	55,849	$1,667,093

Benefits Under the Plan

The amount of options received by the indicated persons and groups under the Plan since its inception is as follows:

Name of Individual or Group	Number of Options Granted
Timothy P. Taft	0
Danny K. Meisenheimer	0
Lynn Schweinfurth	0
Joseph A. Zirkman	0
Joseph Brink	0
John Todd	0
Todd Coerver	0
Associates of all directors, executive officers or nominees	0
All executive officers, as a group	0
All directors who are not executive officers, as a group	0
All employees who are not executive officers, as a group	0

Equity Compensation Plans

The following table summarizes the equity compensation plans under which our Common Stock may be issued as of January 1, 2017. Our shareholders approved all plans.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average Exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	2,169,321
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	2,169,321

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of transactions under the Plan, based on current U.S. federal income tax laws, which are subject to change. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences. Accordingly, participants are urged to consult their own tax advisors concerning the tax consequences to them of their participation in the Plan.

Non-Qualified Stock Options

Since the exercise price of a non-qualified stock option under the Plan cannot be less than 100% of the fair market value of our Common Stock on the grant date, no income will be recognized by a participant at the time a non-qualified stock option is granted. Ordinary (compensation) income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares. In the case of a participant who is our employee or an employee of any of our subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld.

Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the non-qualified stock option will be equal to the sum of the exercise price of an option and the amount recognized and included in income with respect to the share upon exercise of the option.

If a participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

We generally will be entitled to a deduction for federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that we timely comply with the applicable information reporting requirements.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a participant or a deduction to us. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares will be considered as part of the participant’s income for the year in which the incentive stock option is exercised. In addition, a participant generally must be our employee (or of our subsidiary) at all times between the date of grant and the date three months before exercise of the option or the option will be treated as a non-qualified stock option when exercised.

The subsequent sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rule will generally result in long-term capital gain to a participant and will not result in a tax deduction to us. To satisfy the holding period rule as to the shares acquired upon exercise of an incentive stock option, a participant must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option.

If the holding period rule is not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the option that is equal to the lesser of (1) the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares, or (2) the amount realized on the disposition minus the exercise price for such shares, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We will generally be entitled to a deduction equal to the amount of the ordinary income.

If a participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a participant of shares previously acquired pursuant to the exercise of an incentive stock option before the holding period rule is satisfied will be treated as a taxable disposition.

Stock Appreciation Rights

Since the exercise price of a SAR under the Plan cannot be less than 100% of the fair market value of our Common Stock on the grant date, the grant of a SAR will create no tax consequences for the participant or us. Upon the exercise of a SAR, the participant will recognize ordinary (compensation) income, in an amount equal to the fair market value of the Common Stock received from the exercise for a stock-settled SAR or the cash received for a cash-settled SAR. The participant’s tax basis in the shares of Common Stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the Common Stock. The participant’s holding period for capital gains purposes for shares acquired after the exercise of a SAR generally begins on the exercise date. The ordinary income attributable to the participant’s exercise of a SAR constitutes wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Upon the exercise of a SAR, we generally will be entitled to a deduction in the amount of the compensation income recognized by the participant.

Restricted Stock

In general, no income will be recognized by a participant at the time shares of restricted stock, which we refer to as “Restricted Shares”, are allocated to him or her. Ordinary (compensation) income will be recognized by a participant at the time his or her Restricted Shares “vest” (i.e., at the time the stock restrictions terminate with respect to such Restricted Shares and the participant is no longer obligated to redeliver such Restricted Shares to us in the event of his or her termination of employment with us and our subsidiaries). The amount of such ordinary income with respect to each Restricted Share will equal the excess, if any, of the fair market value of a share of the Common Stock on the date the Restricted Shares vest, over the price paid by the participant for the Restricted Shares, if any. This ordinary (compensation) income will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date the Restricted Shares vested and with the participant’s basis in each share being equal to the price paid by the participant per share of Restricted Shares, if any, plus the amount of ordinary income, if any, recognized with respect to such Restricted Share.

Notwithstanding the foregoing, a participant may, within 30 days after Restricted Shares are allocated to him or her under the Plan, elect under Section 83(b) of the Code, which we refer as a “Section 83(b) Election”, to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the Common Stock on the date the Restricted Shares are allocated over the price paid by the participant for the Restricted Shares, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. If a participant subsequently vests in Restricted Shares as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the participant. If a participant makes a Section 83(b) Election, and subsequently is required under the Plan to forfeit and redeliver Restricted Shares with respect to which the Section 83(b) Election was made, the participant will not be entitled to a deduction or have a capital loss as a result of such forfeiture. If a Participant vests in Restricted Shares as to which the participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date of allocation and with the participant’s basis in each Restricted Share being equal to the price paid by the participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share on the grant date.

We generally will be entitled to a deduction for federal income tax purposes at such time as the participant recognizes ordinary income with respect to the Restricted Shares. Such deduction will be in an amount equal to the amount included in ordinary income by the participant.

Other Awards

Other awards under the Plan, including performance awards, generally will result in ordinary (compensation) income to the participant at the later of the time of delivery of cash, shares of our Common Stock, or other property, or in the case of previously delivered shares or other property and in absence of an appropriate Section 83(b) Election, the time that either the risk of forfeiture or restriction on transferability lapses. We generally would be entitled to a deduction equal to the amount recognized as ordinary income by the participant in connection with an award.

Requirements Regarding “Deferred Compensation”

Section 409A of the Code regulates the federal income tax treatment of all amounts that constitute non-qualified deferred compensation. If a deferred compensation arrangement does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated, meaning that these amounts could become immediately taxable to the recipient of the deferred compensation even if it has not yet been paid. In addition, the IRS may impose substantial tax penalties and interest on the recipient. It is intended that all awards under the Plan shall comply with Section 409A of the Code and the Plan and all awards shall be interpreted accordingly.

Effect of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by us in any tax year with respect to our chief executive officer and each of the next three most highly paid executive officers (other than our chief financial officer). Compensation that is “qualifying performance-based compensation” is not taken into account in determining whether the limit has been exceeded. Certain awards under the Plan, such as stock options and SARs granted at fair market value, are treated as qualifying performance-based compensation. As such, any applicable deduction by us related to the exercise of such awards may not be subject to the deductibility limit imposed by Section 162(m) of the Code.

All other awards made under the Plan would not be treated as qualifying performance-based compensation, except for performance awards designed to qualify as “performance-based compensation” (as described above), with respect to which the applicable performance measures are attained.

Effect of Section 280G of the Internal Revenue Code

Section 280G of the Code limits the deductibility of certain payments made to certain individuals that are contingent upon a change of control if the total amount of such payments equals or exceeds three times a participant’s average annual compensation for the past five years. If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. Amounts that are not deductible under Section 280G of the Code also lower the Section 162(m) $1,000,000 deductible compensation cap. In addition, the person receiving the payments we cannot deduct must pay an excise tax (in addition to any income tax) equal to 20% of such payments. Unless a participant’s award agreement or another agreement with us provides otherwise, if any amounts payable from the Plan would not be deductible for us because of Section 280G of the Code and subject such participant to a 20% excise tax, such amounts shall be reduced to the extent necessary to allow us to deduct them and prevent imposition of such tax. However, this reduction will not apply if the participant would receive a greater amount after paying the 20% excise tax than such participant would if this reduction did apply.

The board of directors recommends a vote FOR the approval of the Plan for purposes of complying with Section 162(m) of the Code. Proxies received in response to this solicitation will be voted FOR the approval of the Plan for purposes of complying with Section 162(m) of the Code unless otherwise specified in the proxy.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED
CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTING
STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

Our Corporate Governance and Nominating Committee and our board of directors voted unanimously to approve, and our shareholders are being asked to approve, an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors.

The affirmative vote of at least 66⅔% of the outstanding shares of Common Stock is required to approve the amendment to our Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors. However, if the proposal receives the support of a majority of the votes cast but less than 66 2/3% of the outstanding shares of our common stock, then the board will adopt a policy whereby, if a director nominee is elected but receives more votes withholding support than votes FOR, the director must offer his or her resignation to the board.

Our Restated Certificate of Incorporation currently provides that our directors are elected by a plurality vote of all votes cast at an annual meeting of shareholders. Under this plurality vote standard, the director nominees who receive the highest number of affirmative votes cast are elected as directors. Accordingly, a director nominee may be elected regardless of the percentage of votes cast for his or her election, even if the number of “withheld” votes exceeds the number of “for” votes.

The proposed amendment to our Certificate of Incorporation would eliminate the plurality vote standard in an uncontested election of directors and would require that a director nominee be elected by the affirmative vote of a majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present. Accordingly, a nominee for director would be elected if the nominee obtains more “for” than “against” votes. Abstentions would not be counted as votes cast for or against a candidate. If, however, the number of nominees exceeds the number of directors to be elected (a “contested election”), the proposed amendment provides that directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and nominees receiving the greatest number of votes will be elected.

Shareholders of many public companies have recently urged that directors be required to receive a majority of the votes cast in favor of their election, rather than be elected under the plurality voting standard. Such shareholders believe that a majority vote standard will increase the accountability of the board of directors to shareholders and provide shareholders with a more meaningful role in director elections. In response, a number of public companies have adopted charter and/or bylaw provisions requiring a majority vote standard, or a bylaw or policy requiring a director who does not receive such a majority to submit his or her resignation from the board. A majority vote standard allows shareholders to register dissent by voting “against” director nominees in uncontested elections. In such elections, a nominee will not be elected or re-elected if the votes “against” his or her election exceeds the votes “for” his or her election.

After evaluation of a majority vote standard in uncontested elections, and in order to be responsive to our shareholders, our Corporate Governance and Nominating Committee and our board of directors determined that it is in the best interests of our Company and our shareholders to implement a majority vote standard in uncontested elections of directors. Our Corporate Governance and Nominating Committee and our board of directors believes, however, that the plurality vote should continue to apply in contested elections of directors.

The implementation of the majority vote standard requires an amendment to our Certificate of Incorporation. This amendment consists of replacing certain language in Section (A) of Article NINTH of our Certificate of Incorporation, which refers to plurality voting, and substituting alternative language that provides for a majority vote standard in uncontested director elections. The text of the proposed amendment to our Certificate of Incorporation is attached as Appendix C to this Proxy Statement. If approved by our shareholders, this amendment will become effective upon the filing of such certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware (which is expected to occur promptly following the 2017 Annual Meeting of Shareholders).

Our Corporate Governance and Nominating Committee and our board of directors also approved an amendment to our Bylaws to provide for a majority standard in uncontested director elections. However, as noted above, a plurality standard will continue to apply in the event of a contested election of directors. The amendment to the Bylaws would also require, in an uncontested election, that an incumbent director who does not receive a majority of votes cast for his or her election promptly tender his or her resignation to the board of directors. Within 90 days of the date of certification of the election results, the board of directors must decide whether to accept the tendered resignation, or whether other action should be taken.

The amendment to our Bylaws will be effective upon the amendment of our Certificate of Incorporation. The new majority vote standard would then be applicable to the election of directors beginning at our 2018 Annual Meeting of Shareholders (if uncontested).

If our shareholders do not approve the amendment to our Restated Certificate of Incorporation to implement a majority vote standard in uncontested director elections, the corresponding amendment to our Bylaws discussed above will not be implemented. Our board of directors recommends that you vote FOR the approval of the amendment to the Restated Certificate of Incorporation to implement a majority voting standard in uncontested director elections. Proxies received in response to this solicitation will be voted FOR the approval of the amendment to the Certificate of Incorporation to implement a majority voting standard in uncontested director elections unless otherwise specified in the proxy.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Company for the fiscal year ending December 31, 2017. Although shareholder ratification of the board’s action in this respect is not required, the board considers it desirable for shareholders to pass upon the selection of auditors and, if the shareholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017.

A representative of Deloitte & Touche LLP is expected to be present at the 2017 Annual Meeting and will have the opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions from shareholders.

The majority of the shares present at the 2017 Annual Meeting and entitled to vote on the subject matter is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

The board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Proxies received in response to this solicitation will be voted FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 unless otherwise specified in the proxy.

Fees for Professional Services

The following table sets forth the aggregate fees billed to us for the fiscal years ended January 1, 2017 and January 3, 2016 by our independent registered public accounting firm, Deloitte & Touche LLP:

	Fiscal Year Ended,
	January 1, 2017	January 3, 2016
	(Amount in the thousands)
Audit Fees(1)	$756	$708
Audit-Related Fees(2)	—	—
Total Audit and Audit Related Fees	756	708
Tax Fees(3)	29	42

Total	$785	$750

____________

(1)      Audit fees represents the aggregate fees billed or to be billed for professional services rendered for the audit of our annual consolidated financial statements, review of interim quarterly financial statements included in our quarterly reports on Form 10-Q, and for the effectiveness of our internal controls over financial reporting.

(2)      Audit-related fees shown include fees for assurance and related services that are traditionally performed by independent auditors.

(3)      The aggregate tax fees billed for professional services rendered for tax consulting in connection with determining the tax basis in our Taco Cabana brand.

Policy on Audit Committee Pre-Approval of Services Provided by Deloitte & Touche LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Audit Committee; provided, however, the decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

Incorporation by Reference

A copy of the our Annual Report on Form 10-K and all of the exhibits attached for the fiscal year ended January 1, 2017, as filed with the SEC, may be obtained from www.proxyvote.com or the SEC’s website at www.sec.gov. In addition, the Annual Report on Form 10-K is first being mailed to shareholders on or about May 1, 2017.

Other Matters

Shareholder proposals intended for inclusion in our proxy statement relating to the Annual Meeting of Shareholders in 2018 must be received by us no later than January 2, 2018. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2018 Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to March 18, 2018 and certain other conditions of the applicable rules of the SEC are satisfied. Under our Bylaws, proposals of shareholders not intended for inclusion in the proxy statement, but intended to be raised at our regularly scheduled Annual Meeting of Shareholders to be held in 2018, including nominations for election as directors of persons other than nominees of the board of directors, must be received by us not more than the 120 days prior to the 2018 Annual Meeting of Shareholders and no later than the later of (i) the close of business on the 90th day prior to the 2018 Annual Meeting of Shareholders, and (ii) the 10th day following the day on which public announcement of the date of the 2018 Annual Meeting of Shareholders is first made by us. Such proposals must comply with the procedures outlined in our Bylaws, which may be found on our website www.frgi.com or a copy of which is available upon request from the Secretary of the Company, 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254.

We will bear the cost of preparing, assembling, and mailing the form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation and all costs associated with delivering our proxy materials to shareholders. In addition to solicitation of proxies by use of the Internet, telephone, and mail, our directors, officers, and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram, or personal interview.

We will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses, and other custodians, nominees, and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 1, 2017, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC are first being mailed to shareholders of record on or about MAY 1, 2017.

Our board of directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the 2017 Annual Meeting other than those set forth in this proxy statement. However, if other matters properly come before the 2017 Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

WE ENCOURAGE YOU TO AUTHORIZE YOUR PROXY ELECTRONICALLY BY GOING TO THE WEBSITE WWW.FRGI.COM OR BY CALLING THE TOLL-FREE NUMBER (FOR RESIDENTS OF THE UNITED STATES AND CANADA) LISTED ON YOUR PROXY CARD. PLEASE HAVE YOUR WHITE PROXY CARD IN HAND WHEN GOING ONLINE OR CALLING. IF YOU AUTHORIZE YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY CALLING THE TOLL-FREE NUMBER, YOU DO NOT NEED TO RETURN YOUR WHITE PROXY CARD. IF YOU CHOOSE TO AUTHORIZE YOUR PROXY BY MAIL, SIMPLY MARK YOUR WHITE PROXY CARD, AND THEN DATE, SIGN AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By order of the Board of Directors,

JOSEPH A. ZIRKMAN
Senior Vice President, General Counsel and Secretary

14800 Landmark Boulevard, Suite 500

Dallas, Texas 75254

May 1, 2017

APPENDIX A

ADDITIONAL INFORMATION REGARDING
PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the board, the board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2017 Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

The names, ages, and principal occupations of our directors and nominees, each a Participant, are set forth in the section entitled “Proposal 1 — Election of Directors” under the heading “Director Nominees’ Principal Occupations, Business Experience, Qualifications and Directorships” of this Proxy Statement. The business address for the Company’s director nominee Brian P Friedman is c/o Leucadia National Corporation, 520 Madison Avenue, 11th Floor, New York, New York 10022. The business address for the Company’s director nominees Stephen P. Elker and Barry J. Alperin is c/o Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254. The business address for the Company’s current directors is c/o Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254.

Officers and Employees

Executive officers and employees of the Company who are Participants are Richard C. Stockinger, Lynn Schweinfurth, Danny K. Meisenheimer,, Joseph A. Zirkman and Joseph Brink. The business address for each is c/o Fiesta Restaurant Group, Inc., 14800 Landmark Boulevard, Suite 500, Dallas, Texas 75254. Their principal occupations are stated under the section entitled “Executive Compensation” in this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by directors and named executive officers as of April 27, 2017 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Barry J. Alperin	4/28/2016	Common Stock	2,247	Acquisition
	4/28/2015	Common Stock	1,388	Acquisition
Joseph Brink	3/6/2017	Common Stock	2,410	Acquisition
	2/27/2017	Common Stock	355	Disposition
	2/19/2017	Common Stock	184	Disposition
	2/17/2017	Common Stock	134	Disposition
	2/14/2017	Common Stock	201	Disposition
	3/2/2016	Common Stock	1,419	Acquisition
	3/2/2016	Common Stock	1,419	Acquisition
	2/19/2016	Common Stock	184	Disposition
	2/17/2016	Common Stock	134	Disposition
	2/14/2016	Common Stock	201	Disposition
	8/3/2015	Common Stock	651	Disposition

Name	Date	Title of Security	Number of Shares	Transaction
Nicholas Daraviras	5/31/2016	Common Stock	3,900	Disposition
	5/31/2016	Common Stock	100	Disposition
	4/28/2016	Common Stock	2,247	Acquisition
	4/28/2015	Common Stock	1,388	Acquisition
Stephen P. Elker	4/28/2016	Common Stock	2,247	Acquisition
	4/28/2015	Common Stock	1,388	Acquisition
Brian P. Friedman	3/8/2017	Common Stock	133,842	Acquisition
	3/7/2017	Common Stock	88,158	Acquisition
	3/6/2017	Common Stock	125,000	Acquisition
	3/3/2017	Common Stock	60,000	Acquisition
	3/2/2017	Common Stock	195,646	Acquisition
	3/1/2017	Common Stock	404,354	Acquisition
	4/28/2016	Common Stock	2,247	Acquisition
	4/28/2015	Common Stock	1,388	Acquisition
Nicholas P. Shepherd		—	—	—
Danny K. Meisenheimer	3/6/2017	Common Stock	6,627	Acquisition
	2/27/2017	Common Stock	1,505	Disposition
	5/11/2016	Common Stock	200	Acquisition
	5/11/2016	Common Stock	200	Acquisition
	5/11/2016	Common Stock	2,600	Acquisition
	3/2/2016	Common Stock	3,901	Acquisition
	8/3/2015	Common Stock	685	Disposition
Stacey Rauch	4/28/16	Common Stock	2,247	Acquisition
	4/28/15	Common Stock	1,388	Acquisition
Lynn Schweinfurth	3/6/2017	Common Stock	10,844	Acquisition
	2/27/2017	Common Stock	2,462	Disposition
	3/2/2016	Common Stock	6,383	Acquisition
Jack A. Smith	4/28/16	Common Stock	2,846	Acquisition
	4/28/15	Common Stock	1,758	Acquisition
Richard C. Stockinger	3/14/2017	Common Stock	6,945	Acquisition
	3/6/2017	Common Stock	72,290	Acquisition
Paul. E. Twohig	3/14/2017	Common Stock	2,000	Acquisition
	3/13/2017	Common Stock	3,000	Acquisition
	3/6/2017	Common Stock	4,820	Acquisition
Joseph A. Zirkman	3/6/2017	Common Stock	5,422	Acquisition
	2/27/2017	Common Stock	1,231	Disposition
	5/25/2016	Common Stock	3,000	Disposition
	3/2/2016	Common Stock	3,192	Acquisition
	6/12/2015	Common Stock	500	Disposition
	6/12/2015	Common Stock	64	Disposition
	6/12/2015	Common Stock	436	Disposition
	6/11/2015	Common Stock	1,500	Disposition

Miscellaneous Information Concerning Participants

Other than as set forth in this Exhibit A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2017 Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Exhibit A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Appendix B

Fiesta Restaurant Group, Inc.
2012 Stock Incentive Plan, as amended

1. ESTABLISHMENT AND PURPOSE.

The Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan (the “Plan”) is established by Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of April 16, 2012, subject to approval by the Company’s stockholders within 12 months after such adoption date. No Awards shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. The Plan is effective as of May 7, 2012 (the “Effective Date”) as a result of the distribution by Carrols on a pro rata basis to the holders of outstanding shares of common stock, par value $.01 per share, of Carrols of all of the outstanding shares of Stock of Fiesta in a spin-off transaction (the “Distribution”) on May 7, 2012 (the “Distribution Date”). No Award shall be granted hereunder on or after the date 10 years after the Effective Date or such earlier date as of which the Plan is discontinued by the Board as provided herein. The Plan shall terminate on May 7, 2022 or such earlier time as the Board may determine. Certain terms used herein are defined as set forth in Section 12.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee of the Board, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Subject to Section 409A of the Code, Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including, subject to the requirements under the Plan, a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)      to select the Eligible Individuals to whom Awards may from time to time be granted, provided that Outside Directors of the Company shall receive Outside Director Awards pursuant to Sections 8 and 9;

(b)     to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)      to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)     to approve forms of agreement for use under the Plan;

(e)      to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)      subject to Sections 10(a) and 11(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)     to determine the Fair Market Value; and

(h)      to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 3,300,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, any shares of Restricted Stock (as defined in Section 6 and 9) are forfeited, or shares of Stock are not delivered because the Award is settled in cash or are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards.

Subject to adjustment as provided in this Section 3, (a) the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, and Stock Awards, in the aggregate, to any one Participant during any calendar year shall be 300,000 shares and (b) in the case of a Covered Employee, if any such Awards are cancelled, the number of shares subject to such Award shall continue to count against the foregoing limit of 300,000 shares. Any Award settled in cash will be based on the Fair Market Value of the shares of Stock subject to such Award.

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options, Outside Director Stock Options, and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number and any fractional share resulting from an adjustment or substitution provided for hereunder shall be rounded up to the nearest whole share.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option and Outside Director Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.

4. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to associates of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted or the date the Plan is approved by the Company’s stockholders, whichever is earlier. A maximum of 1,500,000 shares of Stock may be subject to grants of Incentive Stock Options.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)      Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)     Option Term. The term of a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided, however, that no Stock Option shall be exercisable more than 10 years after the date that the Stock Option is granted (or more than five years after the date that the Stock Option is granted in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder).

(c)      Vesting. A Stock Option shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable option agreement, and unless otherwise provided in the Plan or applicable option agreement, no Stock Option shall become vested earlier than the first anniversary of the date of grant of such Stock Option or later than the seventh anniversary of the date of grant of such Stock Option; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.

(d)     Exercisability. Stock Options shall be exercisable to the extent vested; provided that the exercise of a Stock Option shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)      Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if permitted by the Administrator in its sole and absolute discretion, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

Unless otherwise determined by the Administrator, if payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of stock that is subject to restrictions on transfer and/or forfeiture provisions (“Restricted Stock”), some or all of the Stock received upon such exercise shall be subject to the same restrictions as such Restricted Stock. The number of shares of Stock received upon such exercise that shall be subject to such restrictions shall equal the number of shares of Restricted Stock used for payment of the option exercise price.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)      Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)     Termination by Death. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)      Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)       Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)       Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)      Involuntary Termination for Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, all Stock Options held by such Optionee, whether or not then vested and exercisable, shall thereupon terminate.

(l)       Other Termination. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 1 month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)    Exception to Termination. If employment or provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, a termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)      Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)      Stock Appreciation Right Term. The term of a Stock Appreciation Right shall be determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, provided, however, that no Stock Appreciation Right shall be exercisable more than 10 years after the date that the Stock Appreciation Right is granted.

(b)     Vesting. A Stock Appreciation Right shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, and unless otherwise provided in the Plan, no Stock Appreciation Right shall become vested earlier than the first anniversary of the date of grant of such Stock Appreciation Right or later than the seventh anniversary of the date of grant of such Stock Appreciation Right; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.

(c)      Exercisability. Stock Appreciation Rights shall be exercisable to the extent vested; provided that the exercise of a Stock Appreciation Right shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable stock appreciation rights agreement. If any Stock Appreciation Right is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

(d)     Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)      Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, as set forth in the grant agreement, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)      Transferability of Stock Appreciation Rights. Except as otherwise provided in the applicable stock appreciation rights agreement, a Stock Appreciation Right (i) shall be transferable by the Participant to a Family Member of the Participant, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Appreciation Right shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. A stock Appreciation Right shall be exercisable, during the Participant’s lifetime, only by the Participant or by the guardian or legal representative of the Participant, it being understood that the terms “holder” and “Participant” include the guardian and legal representative of the Participant named in the applicable stock appreciation rights agreement and any person to whom the Stock Appreciation Right is transferred (X) pursuant to the first sentence of this Section 5(f) or pursuant to the applicable stock appreciation rights agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of a Participant’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Appreciation Right was originally granted.

(g)     Termination by Death. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.

(h)      Termination by Reason of Disability. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.

(i)       Termination by Reason of Retirement. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Participant for a period of six months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)       Involuntary Termination Without Cause. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)      Involuntary Termination for Cause. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause, Stock Appreciation Rights held by such Participant, whether or not then vested and exercisable, shall thereupon terminate.

(l)       Other Termination. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of one month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)    Exception to Termination. If provision of services by the Participant to the Company or an Affiliate ceases as a result of a transfer of such Participant from the Company or an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, termination of employment or provision of services shall occur for a Participant who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)      Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6. STOCK AWARDS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator and set forth in the applicable award agreement. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company or an Affiliate and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.” A Stock Award shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable award agreement, and unless otherwise provided in the Plan, no Stock Award shall become vested earlier than the first anniversary of the date of such Stock Award or later than the seventh anniversary of the date of such Stock Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. The determination of whether the Participant has continuously remained in the active employment of the Company or an Affiliate shall be made by the Administrator in its discretion, including, when applicable pursuant to principle described in Section 4(m).

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award. Restricted Stock Units shall be evidenced by a book entry in a notional account maintained under the Participant’s name in the Company’s books and records.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)      cash or cash equivalents;

(b)     past services rendered to the Company or any Affiliate; or

(c)      future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

With respect to a Restricted Stock Award, a Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock Award to such Participant and/or cause the forfeiture of any Restricted Stock Award as to which restrictions have not yet lapsed.

Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment and provision of services is terminated (A) by the Company for any reason other than Cause or (B) by reason of the Participant’s death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall become fully vested and non-forfeitable.

Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services is terminated (A) by the Company for Cause or (B) by the Participant for any reason other than death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall be forfeited.

Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. Unless otherwise provided by the Administrator, if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Administrator, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions) until all restrictions on the respective Restricted Stock have lapsed.

7. PERFORMANCE AWARDS.

(a)      Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)     Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall comply with the requirements set forth in this Section 7(b).

(i)       Performance Goals Generally. The performance goals for such Performance Awards shall be based on one or more of the business criteria set forth in Section 7(b)(ii) and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards.

(ii)      Business Criteria. Unless and until the Company proposes for stockholder vote, and stockholders approve, a change in the business criteria set forth in this Section 7(b)(ii), Awards (other than Stock Options and Stock Appreciation Rights) designed to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code shall be based on one or more of the following business criteria, which shall be set forth in the applicable Performance Award agreement:

(A)     Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

(B)     Earnings (either in the aggregate or on a per-share basis);

(C)     Net income or loss (either in the aggregate or on a per-share basis);

(D)     Operating profit;

(E)     Cash flow (either in the aggregate or on a per-share basis);

(F)     Free cash flow (either in the aggregate on a per-share basis);

(G)     Non-interest expense;

(H)     Costs;

(I)       Gross revenues;

(J)      Reductions in expense levels;

(K)     Operating and maintenance cost management and employee productivity;

(L)      Share price or total stockholder return (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

(M)    Net economic value;

(N)     Economic value added or economic value added momentum;

(O)     Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

(P)     Return on average assets or average equity;

(Q)     Achievement of objectives relating to diversity, employee turnover or other human capital metrics;

(R)     Results of customer satisfaction surveys or other objective measures of customer experience; and/or

(S)     Debt ratings, debt leverage, debt service, financings and refinancings;

provided, however, that (I) the foregoing business criteria may be applied on a pre- or post-tax basis; and (II) the Administrator may, on the grant date of an Award intended to qualify as “performance-based compensation,” provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.

(iii)     Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months’ duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Section 162(m) of the Code. The levels of performance required with respect to any performance goals may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance goals may differ for Awards to different Participants. The Administrator shall specify the weighting (which may be the same or different for multiple performance goals) to be given to each performance goal for purposes of determining the final amount payable with respect to any such Performance Award. Any one or more of the performance goals or the business criteria on which they are based may apply to the Participant, a department, unit, division or function within the Company (except for total stockholder return or earnings per share criteria) or any one or more Subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(iv)     Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator.

Any cash-settled Performance Award will be based on the Fair Market Value of the shares of Stock subject to such Performance Award. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). Subject to the requirements of Section 162(m) of the Code, the Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards. All determinations of the Administrator as to the achievement of the performance goals applicable to a Performance Award subject to this Section 7(b) shall be in writing prior to the payment of the Award.

8. OUTSIDE DIRECTOR STOCK OPTIONS.

On the date of the first annual meeting of stockholders of the Company following the Distribution Date, and on the date of the annual meeting of Stockholders of the Company during each Company fiscal year thereafter, each Outside Director of the Company may, in the discretion of the Administrator, be granted an Outside Director Stock Option to purchase such number of shares of Stock as shall be determined by the Administrator.

Outside Director Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator.

Outside Director Stock Options granted under this Section 8 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)      Exercise Price. The exercise price per share of Stock purchasable under an Outside Director Stock Option shall be the Fair Market Value per share on the date the Outside Director Stock Option is granted.

(b)     Option Term. No Outside Director Stock Option shall be exercisable more than seven years after the date that the Outside Director Stock Option is granted.

(c)      Vesting. An Outside Director Stock Option shall become vested and non-forfeitable with respect to one-fifth of the Stock underlying such Outside Director Stock Option on the first anniversary of the date of grant, with an additional one-fifth of the Stock underlying such Outside Director Stock Option becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Any Outside Director Stock Option that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination.

(d)     Exercisability. Outside Director Stock Options shall be exercisable to the extent vested.

(e)      Method of Exercise. Outside Director Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Outside Director Stock Option to be purchased.

The option price of any Outside Director Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Outside Director, based on the Fair Market Value of the Stock on the date the Outside Director Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Outside Director to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Outside Director, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Outside Director Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Outside Director Stock Option for financial reporting purposes.

If payment of the option exercise price of an Outside Director Stock Option is made in whole or in part in the form of Restricted Stock, some or all of the Stock received upon such exercise shall be subject to the same restrictions as such Restricted Stock. The number of shares of Stock received upon such exercise that shall be subject to such restrictions shall equal the number of shares of Restricted Stock used for payment of the option exercise price.

No shares of Stock shall be issued upon exercise of an Outside Director Stock Option until full payment therefor has been made. Upon exercise of an Outside Director Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Outside Director Stock Option has been exercised, and the Outside Director shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)      Transferability of Outside Director Stock Options. An Outside Director Stock Option (i) shall be transferable by the Outside Director to a Family Member of the Outside Director, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Outside Director Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Outside Director Stock Option shall be exercisable, during the Outside Director’s lifetime, only by the Outside Director or by the guardian or legal representative of the Outside Director, it being understood that the terms “holder” and “Outside Director” include the guardian and legal representative of the Outside Director named in the applicable option agreement and any person to whom the Outside Director Stock Option is transferred (X) pursuant to the first sentence of this Section 8(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Outside Director’s provision of services shall mean the termination or cessation of the Outside Director’s status as an Eligible Individual.

9. OUTSIDE DIRECTOR STOCK AWARDS.

The following Outside Director Stock Awards shall be granted pursuant to this Section 9:

(a)      Each individual who is or becomes an Outside Director on or immediately following Distribution Time shall be granted, within forty-five (45) days after the Distribution Date, a Stock Award comprised of a number of shares of Stock having an aggregate Fair Market Value of $100,000 as of the date of grant.

(b)     Each individual (other than any individual receiving a Stock Award under Section 9 (a)) who is appointed to the Board as an Outside Director after the Distribution Date shall be granted, as of the date of such Outside Director’s appointment to the Board, a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $100,000 on the date of grant.

(c)      On the date of the first annual meeting of Stockholders of the Company following the Distribution Date, and on the date of each annual meeting of Stockholders of the Company during each Company fiscal year thereafter, each Outside Director of the Company shall be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $25,000 or such other amount as is otherwise determined by the Administrator.

(d)     Notwithstanding anything to the contrary in this Section 9, within forty-five (45) days after the Distribution Date, (i) Jack A. Smith, the Chairman of the board of directors and an Outside Director, shall be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $25,000, (ii) Stephen P. Elker, an Outside Director, shall be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $100,000, (iii) Brian P. Friedman and Nicholas Daraviras, each an Outside Director, shall each be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $100,000, provided that if either Mr. Friedman or Mr. Daraviras resigns as a director of the Company, any person nominated or otherwise designated by Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC (collectively, the “JCP Group”) or their respective affiliates to the Company’s Board to replace Mr. Friedman, Mr. Daraviras or any other director of the Company designated and nominated by the JCP Group or their affiliates, such person shall not receive a Stock Award pursuant to Section 9(b).

The Stock subject to Outside Director Stock Awards granted under this Section 9 shall vest and become nonforfeitable based on the Outside Director’s provision of services as a Director, and is therefore an award of “Restricted Stock.”

Outside Director Stock Awards may be directly issued under the Plan. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(a), Section 9(b), Section 9(d)(ii) and Section 9(d)(iii) shall become vested and nonforfeitable as to one-fifth of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-fifth of the Restricted Stock becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(c) and Section 9(d)(i) shall become vested and nonforfeitable as to one-third of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-third of the Restricted Stock becoming vested and non-forfeitable on each of the second and third anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Any Outside Director Stock Award that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination. The determination of whether the Participant has continuously remained a Director of the Company or an Affiliate shall be made by the Administrator in its discretion, including, when applicable pursuant to principle described in Sections 5(m) and 6(m).

Shares representing an Outside Director Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Outside Director deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. Unless otherwise provided by the Administrator, if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Administrator, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions) until all restrictions on the respective Restricted Stock have lapsed.

With respect to an Outside Director Stock Award, an Outside Director, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Outside Director Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Outside Director Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by an Outside Director to comply with such rules shall, without limitation, terminate the grant of such Outside Director Stock Award to such Outside Director and/or cause the forfeiture of any Outside Director Stock Award (or any portion thereof) as to which restrictions have not yet lapsed.

10. CHANGE IN CONTROL PROVISIONS.

(a)      Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)       The vesting and exercisability of any Stock Options, Outside Director Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)      Any restrictions applicable to any outstanding Stock Awards and Outside Director Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable; and

(iii)     Provided that no material modification of the Award or any liability results under Section 409A of the Code, outstanding Awards shall be subject to any agreement of acquisition, merger or reorganization that effects such Change in Control and that provides for:

(A)     The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)     The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)     The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)     Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)     Definition of Change in Control.

(i)       For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)     The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)      An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)      An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by all of the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

Notwithstanding the foregoing, the following event shall not constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(B)     Individuals who, as of or immediately following Distribution Time, constitute the Board of Directors of the Company (as of the Distribution Time, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Distribution Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors on the Board) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(C)     The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)      Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)      After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)     A sale or disposition of all or substantially all of the Company’s assets; or

(E)     The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto. Notwithstanding anything herein to the contrary, the Distribution shall not constitute a Change in Control.

(ii)      For purposes of Section 10(b), stock ownership is determined under Section 409A of the Code.

(c)      Change in Control Price. For purposes of the Plan, “Change in Control Price” means the Fair Market Value (which may be the amount of consideration per share of Stock received by the holder of Stock in connection with the Change in Control transaction or, in the case of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer, in each case, as determined by the Administrator in accordance with Section 12(n) hereunder) of a share of Stock on the date of a Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

11. MISCELLANEOUS.

(a)      Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent.

(b)     Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)      General Provisions.

(i)       Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)      Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)     The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)     No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)      The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)     Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)    The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)   If any payment or right accruing to a Participant under this Plan (without the application of this Section 11(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)     To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)      The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)     If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)    This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)   This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)  In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)   None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)  This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii) No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

12. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)      “Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options, Outside Director Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)     “Award” means a Stock Appreciation Right, Stock Option, Stock Award, Outside Director Stock Option or Outside Director Stock Award.

(c)      “Board” means the Board of Directors of the Company.

(d)     “Board Meeting” means meeting of the Board of Directors of the Company.

(e)      “Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary, (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries, or (iv) the Participant’s substantial disregard in the performance of the Participant’s duties and/or responsibilities with respect to the Company and/or a Subsidiary, which disregard shall continue after notice to the Participant and a reasonable opportunity to cure such behavior. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(f)      “Carrols” means Carrols Restaurant Group, Inc. and any and all of its Subsidiaries whether now existing or hereafter formed.

(g)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h)      “Commission” means the Securities and Exchange Commission or any successor agency.

(i)       “Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(j)       “Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(k)      “Director” means a member of the Company’s Board.

(l)       “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(m)    “Distribution” has the meaning set forth in Section 1 of the Plan.

(n)      “Distribution Date” has the meaning set forth in Section 1 of the Plan.

(o)     “Distribution Time” means the time at which the Distribution is effective.

(p)     “Effective Date” has the meaning set forth in Section 1 of the Plan.

(q)     “Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(r)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(s)      “Fair Market Value” means, as of any given date, the fair market value of the Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ Global Market, its fair market value on such date shall be the reported closing selling price for the Stock on the principal securities exchange or national market system on which the Stock is at such date listed for trading; provided that if there are no sales of Stock on that date, then the reported closing selling price for the Stock on the next preceding date shall be determinative of fair market value; or (ii) if the Stock is listed on the OTC Electronic Bulletin Board, its fair market value on such date shall be the closing selling price on such date for the Stock as reported on the OTC Electronic Bulletin Board; provided that if there are no sales of the Stock on that date, then the reported closing selling price for the Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or, (iii) if the Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, or notwithstanding

(i) and (ii) above, if a determination of Fair Market Value under (i) or (ii) above would violate the rules under Section 409A of the Code and the regulations thereunder with respect to the determination of fair market value, Fair Market Value of the Stock on such date shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons. In the event of a Change in Control, notwithstanding the foregoing provisions of this Section 12(o), Fair Market Value of the Stock in connection with such Change in Control transaction shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.

(t)       “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(u)      “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(v)      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(w)     “Optionee” means a person who holds a Stock Option.

(x)      “Outside Director” means a person who is a “non-employee director” of the Company within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder (irrespective of whether Section 16 of the Exchange Act is applicable to the Company or such Director).

(y)      “Outside Director Award” means an Outside Director Stock Option or Outside Director Stock Award.

(z)      “Outside Director Stock Award” means an Award, other than a Stock Option, Stock Appreciation Right, Stock Award or Outside Director Stock Option, made in Stock or denominated in shares of Stock.

(aa)   “Outside Director Stock Option” means an Option granted under Section 8.

(bb)   “Participant” means a person granted an Award.

(cc)   “Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

(dd)   “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(ee)   “Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service including in such calculation all periods of service with the Company, or Carrols, or both prior to the Distribution.

(ff)     “Stock” means the common stock, par value $.01 per share, of the Company.

(gg)   “Stock Appreciation Right” means a right granted under Section 5.

(hh)   “Stock Award” means an Award, other than a Stock Option, Outside Director Stock Option, Stock Appreciation Right or Outside Director Stock Award, made in Stock or denominated in shares of Stock.

(ii)      “Stock Option” means an option granted under Section 4.

(jj)      “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(kk)   “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the places they are first used.

AMENDMENT

TO

FIESTA RESTAURANT GROUP, INC.

2012 STOCK INCENTIVE PLAN

AMENDMENT (this “Amendment”) to the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan (the “Plan”). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Plan.

WHEREAS, the Board of Directors (the “Board”) of Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), previously adopted the Plan, which was approved by the stockholders of the Company;

WHEREAS, pursuant to Section 2 of the Plan, the Compensation Committee of the Board of Directors of the Company (the “Committee”), acting as the Administrator of the Plan, has the authority to interpret the terms and provisions of the Plan;

WHEREAS, pursuant to Section 11 of the Plan, the Board has the authority to amend the Plan;

WHEREAS, this Amendment revises the Plan to interpret and clarify certain provisions of the Plan to reflect the Board of Directors’ intent at the time the Plan was adopted and the Committee’s interpretation of the Plan since that time; and

WHEREAS, all terms and conditions of the Plan, other than as specifically amended as set forth in this Amendment, shall remain in full force and effect.

NOW THEREFORE, the Plan has been amended as follows:

1. The definition of “Performance Award” in Section 12(cc) of the Plan is amended to include cash awards, and shall read as follows:

“(cc) “Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator and shall include Awards as defined in Section 12(b) and cash awards.”

2. The definition of “Stock Awards” in Section 12(h)(h) of the Plan is amended to specifically include “Performance Awards” and shall read as follows:

“(hh) “Stock Award” means an Award, other than a Stock Option, Outside Director Stock Option, Stock Appreciation Right or Outside Director Stock Award, which can be made in Stock, cash or denominated in shares of Stock, and shall include Performance Awards.”

3. Section 7(b)(iv) is amended by adding the following sentence immediately following the second sentence:

“For any Performance Award that is a cash award, the maximum cash award that may be paid to a Covered Employee shall be subject to the maximum number of shares limitation for any one Participant during any one calendar year as set forth in Section 3 (i.e., 300,000 shares). Thus, the maximum cash award that may be paid to a Covered Employee with respect to the calendar year to which the Performance Award relates is equal to the Fair Market Value of 300,000 shares, reduced by the amount of any outstanding Awards as defined in Section 12(b).”

IN WITNESS WHEREOF, the Secretary of the Company has executed this Amendment and certifies that the amendment to the Plan set forth above accurately reflects the amendment to the Plan adopted by the Committee and the Board of Directors of the Company.

/s/ Joseph A. Zirkman
Joseph A. Zirkman, Secretary

Dated: March 14, 2014

Appendix C

Amendment to Restated Certificate of Incorporation

Section (A) of Article NINTH of the Certificate of Incorporation is hereby amended in its entirety by inserting the following in lieu thereof:

“(A) The business and affairs of the Corporation shall be managed by or under the direction of the Board which shall consist of not less than three directors, the exact number of directors to be determined from time to time by resolution adopted by an affirmative vote of a majority of the Board. The directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Class I directors shall be originally elected for a term expiring at the first annual meeting of stockholders occurring after the Effective Time, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each such succeeding annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected by an affirmative vote of a majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. In an election of directors, a majority of the votes cast means that the number of votes cast “for” a nominee must exceed 50% of the votes cast with respect to such nominee (excluding abstentions). If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board that results from an increase in the number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification or removal from office or any other cause shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so elected to fill a vacancy in the Board resulting from death, resignation, disqualification or removal from office or any other cause shall have the same remaining term as that of his predecessor. Directors may be removed only for cause, and either by majority of the entire Board or the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 ⅔%) of the voting power of the outstanding Voting Stock, voting together as a single class.”

C-1

VOTE BY INTERNET — www.proxyvoting.com/frgi
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE 1-866-894-0532
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01914-P73363	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIESTA RESTAURANT GROUP, INC.

The Board of Directors recommends you vote FOR items 1, 2, 3, 4 and 5:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the
1.	To elect as Class II Directors of Fiesta	☐	☐	☐	nominee(s) on the line below.
Restaurant Group, Inc., the nominees below:
Nominees:
01) Brian P. Friedman
02) Stephen P. Elker
03) Barry J. Alperin

		For	Against	Abstain
2.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation.”	☐	☐	☐

3.	To approve the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐

4.	To approve an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors.	☐	☐	☐

5.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiesta Restaurant Group, Inc. for the 2017 fiscal year.	☐	☐	☐

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If a matter is not submitted timely pursuant to Rule 14a-4(c)(i), the stockholders named in this proxy will have discretionary authority to vote with respect to any such matter subsequently raised at the meeting.

These items of business are more fully described in the Proxy Statement. Only stockholders of record on May 4, 2017 may vote at the meeting or any adjournment thereof.

Signature (PLEASE SIGN)	Date

Signature (Joint Owners) Title	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

FIESTA RESTAURANT GROUP, INC.

If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:

105 Madison Avenue

New York, New York 10016

Call Collect: (212) 929-5500

or

Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Form 10-K are available at www.frgi.com.

E01915-P73363

FIESTA RESTAURANT GROUP, INC.

PROXY FOR HOLDERS OF COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Lynn S. Schweinfurth and Joseph A. Zirkman, or either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIESTA RESTAURANT GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM (ET) on Wednesday, June 7, 2017, at Akerman LLP, 666 Fifth Avenue, 20th Floor, New York, New York, 10103, and any adjournment or postponement thereof. Only stockholders of record on May 4, 2017 may vote at the meeting of any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

Continued and to be signed on reverse side